UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

(Address of principal executive offices)(Zip Code)

Paul J. Battaglia 290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: December 31

Date of reporting period: January 1, 2023 through December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1:	Reports to Stockholders.
(a)

www.manning-napier.com

Manning & Napier Fund, Inc.

Core Bond Series

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

2023 was surprising on many fronts. The resiliency of the U.S. economy, driven by a strong labor market and consumer spending, was unanticipated by many observers, including us. While inflation has come down globally without a large spike in unemployment, interest rates remain high relative to the past 15 years around the world, creating increasing pressure on indebted families, companies, and governments. On the geopolitical front, the world feels more dangerous than in many decades, confronting war in the Middle East and Europe and heightened tension between China and the U.S.

Capital markets have likewise been surprising. For much of the year equities globally rose in aggregate, but in a remarkably concentrated way, as a mere seven U.S. technology stocks explain pretty much the entirety of the returns in equities both in the U.S. and globally through October. Bonds, meanwhile, struggled into the early fall. However, in the last two months of 2023, strong comments from the Federal Reserve indicating a likely pivot to reducing rates more significantly in 2024 led to very strong rallies in both stocks in a broader fashion and in bonds. Both stocks and bonds did well on a global basis in 2023.

As 2023 amply demonstrated, the future is unknown and prone to surprises. We have confidence in our ability to mitigate the risks emerging from the current environment, while keeping our shareholders’ goals and needs at the forefront of our decision making.

Our consistent investment philosophies, disciplines, and time-tested processes – that have guided our seasoned investors over multiple economic and capital market cycles over the past half-century – remain at our core and will support us as this cycle plays out.

In 2023, we launched a new investment strategy, the Callodine Equity Income fund, in partnership with the Callodine Group, our parent company. The combination with Callodine was a strategic decision to position Manning & Napier well for the future and to help us continue to evolve in ways that seek to benefit our investors. We look forward to sharing new investment strategies and opportunities with you in the future.

Above all, we thank and appreciate your continued confidence in our firm.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Core Bond Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term total return by investing primarily in fixed income securities. Under normal circumstances, at least 80% of the Series’ assets will be invested in investment-grade bonds and other financial instruments with economic characteristics similar to bonds. Holdings will consist of US dollar denominated securities. The Series is not subject to maturity or duration restrictions.

Performance Commentary

After posting double digit losses the previous year, fixed income markets ended 2023 on a positive note with the largest returns being generated during the fourth quarter. This was in large part due to a pivot in Federal Reserve policy as they appear to be at the end of their rate hiking campaign and are projecting cuts in 2024, causing yields across the curve to fall and risk assets to rally.

The Core Bond Series Class S experienced positive returns for the year and performed roughly in line with its benchmark, the Bloomberg US Aggregate Bond Index, returning 5.46% and 5.53% respectively.

The Series benefitted from strong selection within securitized securities, while an underweight allocation to corporate bonds detracted from relative returns.

In terms of sectors, asset-backed securities continue to be our largest overweight position as we view them as relatively attractive and focus on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and low credit risk. Furthermore, we continue to have a more defensive posture as corporate bonds remain our largest underweight and Treasuries remain a notable allocation.

With respect to duration, it is relatively neutral to the benchmark, however, should interest rates increase to more attractive levels and/or our economic outlook worsen, we’d look to incrementally add exposure to lock in higher yields for clients.

While markets appear to be increasingly embracing the soft-landing narrative and the Federal Reserve has struck a more dovish tone, we still believe that the economy is in the later stages. Furthermore, as financial conditions have tightened over the past two years, we believe that we will likely begin to see a more normal credit cycle play out and are already starting to see an uptick (albeit slow) in defaults. As we look to navigate this difficult environment, we believe that a select, disciplined approach focused on current valuations and economic conditions will be key to avoiding areas of risk and uncovering opportunities.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Performance for the Core Bond Series Class S shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses. Additional information and associated disclosures can be found on the Performance Update page of this report.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the Bloomberg US Aggregate Bond Index.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in derivatives can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

2

Core Bond Series

Performance Update as of December 31, 2023

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2023
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Core Bond Series - Class S2	5.46%	1.09%	1.41%
Core Bond Series - Class I2,3	5.75%	1.33%	1.62%
Core Bond Series - Class W2,4	6.15%	1.69%	1.71%
Core Bond Series - Class Z2,4	5.85%	1.45%	1.59%
Bloomberg U.S. Aggregate Bond Index[5]	5.53%	1.10%	1.81%

The following graph compares the value of a $10,000 investment in the Core Bond Series - Class S for the ten years ended December 31, 2023 to the Bloomberg U.S. Aggregate Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2023, this net expense ratio was 0.67% for Class S, 0.45% for Class I, 0.05% for Class W and 0.30% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.67% for Class S, 0.48% for Class I, 0.38% for Class W and 0.38% for Class Z for the year ended December 31, 2023.

3For periods through August 3, 2015 (the inception date of the Class I shares), performance for the Class I shares is based on historical performance of the Class S shares. Because the Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

4For periods through March 1, 2019 (the inception date of the Class W and Class Z shares), performance for the Class W and Class Z shares is based on the historical performance of the Class S shares. Because the Class W and Class Z shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE). Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates (“Bloomberg”), and/or its third party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

3

Core Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/23	ENDING ACCOUNT VALUE 12/31/23	EXPENSES PAID DURING PERIOD* 7/1/23 - 12/31/23	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,033.60	$3.38	0.66%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.36	0.66%
Class I
Actual	$1,000.00	$1,034.90	$2.31	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29	0.45%
Class W
Actual	$1,000.00	$1,035.40	$0.26	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%
Class Z
Actual	$1,000.00	$1,034.90	$1.54	0.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.69	$1.53	0.30%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Core Bond Series

Portfolio Composition as of December 31, 2023

(unaudited)

Sector Allocation[1]

1As a percentage of net assets.

2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

5

Core Bond Series

Investment Portfolio - December 31, 2023

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS - 17.4%

Non-Convertible Corporate Bonds- 17.4%
Communication Services - 2.8%
Entertainment - 0.7%
Warnermedia Holdings, Inc., 4.054%, 3/15/2029	2,560,000	$2,430,980

Interactive Media & Services - 2.1%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[2]	7,120,000	6,772,773

Total Communication Services		9,203,753

Consumer Discretionary - 2.3%
Broadline Retail - 2.3%
Alibaba Group Holding Ltd.,
(China), 2.125%, 2/9/2031	1,310,000	1,086,567
(China), 4.00%, 12/6/2037	3,440,000	2,969,659
Amazon.com, Inc., 3.30%, 4/13/2027	3,520,000	3,419,681

Total Consumer Discretionary		7,475,907

Consumer Staples - 0.9%
Beverages - 0.9%
PepsiCo, Inc., 3.90%, 7/18/2032	3,110,000	3,038,162

Energy - 1.9%
Oil, Gas & Consumable Fuels - 1.9%
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039	2,300,000	2,513,137
Energy Transfer LP, 6.50%, 2/1/2042	3,590,000	3,807,721

Total Energy		6,320,858

Financials - 2.7%
Banks - 2.7%
Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.320%), 2.687%, 4/22/2032[3]	2,790,000	2,357,781
Citigroup, Inc., (U.S. Secured Overnight Financing Rate + 0.770%), 1.462%, 6/9/2027[3]	2,670,000	2,443,709
JPMorgan Chase & Co., (3 mo. U.S. Secured Overnight Financing Rate + 3.790%), 4.493%, 3/24/2031[3]	4,000,000	3,905,445

Total Financials		8,706,935

Industrials - 1.6%
Ground Transportation - 0.5%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.350%), 6.613%, 12/15/2055[3]	1,570,000	1,530,543

Trading Companies & Distributors - 1.1%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/2028	1,970,000	1,796,767

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Trading Companies & Distributors (continued)
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[2]	1,800,000	$1,691,718
		3,488,485
Total Industrials		5,019,028

Information Technology - 1.0%
Semiconductors & Semiconductor Equipment - 1.0%
QUALCOMM, Inc., 5.40%, 5/20/2033	2,920,000	3,159,379

Materials - 0.5%
Metals & Mining - 0.5%
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/2027[2]	1,804,124	1,702,398

Real Estate - 2.2%
Retail REITs - 1.5%
Simon Property Group LP,
2.25%, 1/15/2032	1,415,000	1,177,428
2.65%, 2/1/2032	4,285,000	3,665,222
		4,842,650
Specialized REITs - 0.7%
SBA Tower Trust, 6.599%, 1/15/2028[2]	2,325,000	2,391,220

Total Real Estate		7,233,870

Utilities - 1.5%
Electric Utilities - 0.5%
Alexander Funding Trust II, 7.467%, 7/31/2028[2]	1,560,000	1,639,715

Independent Power and Renewable Electricity Producers - 1.0%
Palomino Funding Trust I, 7.233%, 5/17/2028[2]	3,170,000	3,335,990

Total Utilities		4,975,705

TOTAL CORPORATE BONDS (Identified Cost $59,916,437)		56,835,995

ASSET-BACKED SECURITIES - 7.9%

Business Jet Securities LLC, Series 2021-1A, Class A, 2.162%, 4/15/2036[2]	1,337,185	1,236,936
CF Hippolyta Issuer LLC,
Series 2020-1, Class B1, 2.28%, 7/15/2060[2]	1,484,096	1,358,227
Series 2021-1A, Class B1, 1.98%, 3/15/2061[2]	1,658,708	1,407,180
Commonbond Student Loan Trust, Series 2019-AGS, Class A1, 2.54%, 1/25/2047[2]	382,066	343,761
CoreVest American Finance Trust, Series 2020-3, Class A, 1.358%, 8/15/2053[2]	584,901	542,521

The accompanying notes are an integral part of the financial statements.

6

Core Bond Series

Investment Portfolio - December 31, 2023

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

DataBank Issuer,
Series 2021-1A, Class A2, 2.06%, 2/27/2051[2]	2,400,000	$2,172,863
Series 2023-1A, Class A2, 5.116%, 2/25/2053[2]	1,180,000	1,113,595
Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/2051[2]	2,825,000	2,536,329
Goodgreen Trust, Series 2020-1A, Class A, 2.63%, 4/15/2055[2]	1,331,328	1,048,548
Hotwire Funding LLC, Series 2023-1A, Class A2, 5.687%, 5/20/2053[2]	1,600,000	1,587,169
Libra Solutions LLC,
Series 2022-2A, Class A, 6.85%, 10/15/2034[2]	637,361	636,975
Series 2023-1A, Class A, 7.00%, 2/15/2035[2]	733,186	732,420
Oxford Finance Funding LLC,
Series 2020-1A, Class A2, 3.101%, 2/15/2028[2]	365,862	355,125
Series 2022-1A, Class A2, 3.602%, 2/15/2030[2]	2,650,000	2,526,350
Series 2023-1A, Class A2, 6.716%, 2/15/2031[2]	2,600,000	2,592,491
PEAR LLC,
Series 2021-1, Class A, 2.60%, 1/15/2034[2]	1,775,536	1,705,910
Series 2023-1, Class A, 7.42%, 7/15/2035[2]	1,242,839	1,249,471
SoFi Professional Loan Program Trust, Series 2020-C, Class AFX, 1.95%, 2/15/2046[2]	335,144	304,041
Towd Point Mortgage Trust,
Series 2016-5, Class A1, 2.50%, 10/25/2056[2,4]	14,893	14,769
Series 2017-1, Class A1, 2.75%, 10/25/2056[2,4]	8,422	8,364
Series 2019-HY1, Class A1, (1 mo. U.S. Secured Overnight Financing Rate + 1.114%), 6.470%, 10/25/2048[2,5]	81,565	82,209
Vertical Bridge Holdings LLC, Series 2020-2A, Class A, 2.636%, 9/15/2050[2]	2,250,000	2,109,310

TOTAL ASSET-BACKED SECURITIES (Identified Cost $27,374,507)		25,664,564

COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.8%

Brean Asset Backed Securities Trust, Series 2021-RM2, Class A, 1.75%, 10/25/2061[2,4]	1,289,845	1,158,798
CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[2,4]	15,052	14,397
Citigroup Mortgage Loan Trust, Inc., Series 2021-INV1, Class A3A, 2.50%, 5/25/2051[2,4]	832,803	682,539

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Credit Suisse Mortgage Capital Trust,
Series 2013-6, Class 2A1, 3.50%, 8/25/2043[2,4]	173,840	$158,821
Series 2013-IVR2, Class A2, 3.00%, 4/25/2043[2,4]	171,069	152,702
Series 2013-IVR3, Class A1, 2.50%, 5/25/2043[2,4]	52,052	44,207
Series 2013-TH1, Class A1, 2.13%, 2/25/2043[2,4]	31,125	26,819
Fannie Mae REMICS,
Series 2018-13, Class PA, 3.00%, 3/25/2048	1,611,139	1,436,053
Series 2018-31, Class KP, 3.50%, 7/25/2047	11,624	11,375
Series 2021-69, Class WJ, 1.50%, 10/25/2050	1,164,657	984,963
Freddie Mac REMICS, Series 5189, Class CP, 2.50%, 6/25/2049	1,333,914	1,160,108
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/16/2056	71,553	64,118
GS Mortgage-Backed Securities Corp. Trust,
Series 2020-PJ3, Class A14, 3.00%, 10/25/2050[2,4]	490,297	419,301
Series 2021-INV1, Class A9, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.850%), 5.00%, 12/25/2051[2,5]	1,571,623	1,447,902
Series 2021-PJ6, Class A8, 2.50%, 11/25/2051[2,4]	1,195,494	1,046,281
Series 2021-PJ9, Class A8, 2.50%, 2/26/2052[2,4]	1,179,671	1,023,539
Imperial Fund Mortgage Trust, Series 2021-NQM3, Class A1, 1.595%, 11/25/20562,4	1,366,086	1,125,678
JP Morgan Mortgage Trust,
Series 2014-2, Class 1A1, 3.00%, 6/25/2029[2,4]	32,447	30,664
Series 2016-5, Class A1, 7.023%, 12/25/2046[2,4]	887,545	890,383
Series 2017-6, Class A3, 3.50%, 12/25/2048[2,4]	15,933	14,309
New Residential Mortgage Loan Trust,
Series 2014-1A, Class A, 3.75%, 1/25/2054[2,4]	96,551	91,099
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[2,4]	44,637	41,872
Series 2015-2A, Class A1, 3.75%, 8/25/2055[2,4]	83,700	78,729
Series 2016-4A, Class A1, 3.75%, 11/25/2056[2,4]	78,764	74,046
OBX Trust, Series 2022-INV1, Class A1, 3.00%, 12/25/2051[2,4]	1,301,857	1,109,281

The accompanying notes are an integral part of the financial statements.

7

Core Bond Series

Investment Portfolio - December 31, 2023

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

PCG LLC, Series 2023-1, (1 mo. U.S. Secured Overnight Financing Rate + 6.000%), 11.356%, 7/25/2029 (Acquired 07/24/2023, cost $4,395,536)[5,6]	4,395,536	$4,394,895
PMT Loan Trust, Series 2013-J1, Class A9, 3.50%, 9/25/2043[2,4]	617,478	564,231
Provident Funding Mortgage Trust,
Series 2021-2, Class A2A, 2.00%, 4/25/2051[2,4]	1,540,879	1,289,597
Series 2021-INV1, Class A1, 2.50%, 8/25/2051[2,4]	2,464,569	2,019,740
RCKT Mortgage Trust,
Series 2021-6, Class A1, 2.50%, 12/25/2051[2,4]	1,571,123	1,286,976
Sequoia Mortgage Trust,
Series 2013-4, Class A1, 2.325%, 4/25/2043[4]	1,397,908	1,193,460
Series 2013-6, Class A2, 3.00%, 5/25/2043[4]	407,158	360,752
Series 2013-7, Class A2, 3.00%, 6/25/2043[4]	30,307	25,946
Series 2013-8, Class A1, 3.00%, 6/25/2043[4]	77,792	69,301
Sutherland Commercial Mortgage Trust,
Series 2019-SBC8, Class A, 2.86%, 4/25/2041[2,4]	443,932	414,215
WinWater Mortgage Loan Trust,
Series 2015-1, Class A1, 3.50%, 1/20/2045[2,4]	13,898	12,542
Series 2015-2, Class A11, 3.50%, 2/20/2045[2,4]	418,936	381,897

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $28,142,981)		25,301,536

MUNICIPAL BONDS - 1.1%

Clark County, Public Impt., Series A, G.O. Bond, 1.15%, 11/1/2026	3,410,000	3,102,817
Hawaii, Series GC, G.O. Bond, 2.682%, 10/1/2038	95,000	72,832
South Carolina Public Service Authority,
Series B, Revenue Bond, 2.329%, 12/1/2028	600,000	528,855

TOTAL MUNICIPAL BONDS
(Identified Cost $4,108,362)		3,704,504

U.S. TREASURY SECURITIES - 40.9%

U.S. Treasury Bonds - 17.0%
U.S. Treasury Bond
2.375%, 2/15/2042	26,666,000	20,536,987
3.00%, 5/15/2047	24,943,000	20,457,157
3.625%, 2/15/2053	8,765,000	8,130,907

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Bonds (continued)
U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2027	6,236,898	$6,298,127

Total U.S. Treasury Bonds
(Identified Cost $57,305,634)		55,423,178
U.S. Treasury Notes - 23.9%
U.S. Treasury Inflation Indexed Note,
0.125%, 1/15/2031	5,413,148	4,846,551
U.S. Treasury Note
2.25%, 11/15/2025	15,122,000	14,565,558
2.25%, 11/15/2027	13,756,000	12,941,387
3.125%, 11/15/2028	13,405,000	12,965,148
1.75%, 11/15/2029	14,569,000	13,022,182
1.375%, 11/15/2031	7,712,000	6,415,420
4.125%, 11/15/2032	12,789,000	13,026,796

Total U.S. Treasury Notes
(Identified Cost $77,412,309)		77,783,042
TOTAL U.S. TREASURY SECURITIES
(Identified Cost $134,717,943)		133,206,220

U.S. GOVERNMENT AGENCIES - 23.7%

Mortgage-Backed Securities - 23.7%
Fannie Mae
Pool #AD0462, UMBS, 5.50%, 10/1/2024	182	181
Pool #MA3463, UMBS, 4.00%, 9/1/2033	84,106	82,791
Pool #MA1834, UMBS, 4.50%, 2/1/2034	26,415	26,308
Pool #FM1158, UMBS, 3.50%, 6/1/2034	318,173	308,406
Pool #MA2587, UMBS, 3.50%, 4/1/2036	169,688	162,613
Pool #MA3215, UMBS, 3.50%, 12/1/2037	553,307	530,246
Pool #FM2568, UMBS, 3.00%, 5/1/2038	377,504	353,634
Pool #995876, UMBS, 6.00%, 11/1/2038	53,095	55,883
Pool #MA4203, UMBS, 2.50%, 12/1/2040	2,499,209	2,230,697
Pool #AI5172, UMBS, 4.00%, 8/1/2041	35,611	34,564
Pool #AH3858, UMBS, 4.50%, 8/1/2041	144,957	144,253
Pool #MA4633, UMBS, 3.50%, 6/1/2042	1,919,955	1,807,968
Pool #MA4687, UMBS, 4.00%, 6/1/2042	2,711,170	2,611,900
Pool #FS4616, UMBS, 5.00%, 5/1/2043	4,608,236	4,618,573
Pool #AL7729, UMBS, 4.00%, 6/1/2043	43,783	42,495

The accompanying notes are an integral part of the financial statements.

8

Core Bond Series

Investment Portfolio - December 31, 2023

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #AX1685, UMBS, 3.50%, 11/1/2044	423,177	$400,563
Pool #AS4103, UMBS, 4.50%, 12/1/2044	114,214	113,435
Pool #AY8604, UMBS, 3.50%, 4/1/2045	60,780	56,925
Pool #BC6764, UMBS, 3.50%, 4/1/2046	27,385	25,622
Pool #BC8677, UMBS, 4.00%, 5/1/2046	21,588	20,811
Pool #BD1191, UMBS, 3.50%, 1/1/2047	171,137	160,119
Pool #BE7845, UMBS, 4.50%, 2/1/2047	28,728	28,565
Pool #MA3007, UMBS, 3.00%, 4/1/2047	645,873	583,083
Pool #FM2232, UMBS, 4.00%, 6/1/2048	93,951	90,543
Pool #AL8674, 5.64%, 1/1/2049	230,775	240,246
Pool #FS1179, UMBS, 3.50%, 12/1/2049	2,539,475	2,367,870
Pool #CA5518, UMBS, 3.00%, 4/1/2050	4,432,615	3,980,189
Pool #MA4020, UMBS, 3.00%, 5/1/2050	4,329,418	3,871,918
Pool #FS4339, UMBS, 3.00%, 12/1/2050	2,781,250	2,499,883
Pool #FS4511, UMBS, 4.00%, 8/1/2051	4,071,650	3,908,592
Pool #FS2696, UMBS, 3.00%, 12/1/2051	2,500,772	2,236,510
Pool #FS2998, UMBS, 3.50%, 4/1/2052	4,355,192	4,042,380
Pool #FS4925, UMBS, 3.50%, 4/1/2052	3,250,768	3,017,282
Pool #MA4600, UMBS, 3.50%, 5/1/2052	2,900,762	2,665,866
Pool #MA4644, UMBS, 4.00%, 5/1/2052	2,817,503	2,669,421
Pool #MA4733, UMBS, 4.50%, 9/1/2052	2,449,688	2,377,242
Pool #MA4807, UMBS, 5.50%, 11/1/2052	4,578,146	4,605,484
Freddie Mac
Pool #D98711, 4.50%, 7/1/2031	40,234	39,917

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac (continued)
Pool #C91746, 4.50%, 12/1/2033	30,702	$30,619
Pool #C91771, 4.50%, 6/1/2034	40,995	40,894
Pool #C91780, 4.50%, 7/1/2034	47,728	47,593
Pool #QN0349, UMBS, 3.00%, 8/1/2034	334,479	317,223
Pool #C91832, 3.50%, 6/1/2035	191,183	183,339
Pool #G08268, 5.00%, 5/1/2038	247,780	252,044
Pool #G05900, 6.00%, 3/1/2040	17,262	18,187
Pool #A92889, 4.50%, 7/1/2040	96,588	96,368
Pool #A93451, 4.50%, 8/1/2040	281,646	281,005
Pool #G60513, 5.00%, 7/1/2041	248,423	252,468
Pool #G60071, 4.50%, 7/1/2042	99,324	99,098
Pool #RB5188, UMBS, 4.00%, 10/1/2042	3,397,823	3,273,411
Pool #Q17513, 3.50%, 4/1/2043	61,461	57,869
Pool #Q37857, 4.00%, 12/1/2045	232,592	224,859
Pool #G60855, 4.50%, 12/1/2045	90,420	89,907
Pool #Q38388, 4.00%, 1/1/2046	207,763	201,143
Pool #Q47544, 4.00%, 3/1/2047	219,338	212,031
Pool #Q47130, 4.50%, 4/1/2047	24,908	24,623
Pool #G08786, 4.50%, 10/1/2047	65,847	65,095
Pool #SD8044, UMBS, 3.00%, 2/1/2050	2,695,630	2,414,579
Pool #SD1129, UMBS, 4.00%, 8/1/2051	2,264,055	2,173,386
Pool #SD8230, UMBS, 4.50%, 6/1/2052	1,553,488	1,507,546
Pool #SD1360, UMBS, 5.50%, 7/1/2052	3,842,130	3,867,215
Pool #SD8276, UMBS, 5.00%, 12/1/2052	1,496,719	1,483,126
Pool #QG6308, UMBS, 6.00%, 7/1/2053	2,259,793	2,298,044
Pool #RJ0062, UMBS, 5.00%, 10/1/2053	3,194,183	3,176,097
Pool #SD4235, UMBS, 6.00%, 11/1/2053	1,547,921	1,581,664

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $77,693,968)		77,282,411

SHORT-TERM INVESTMENT - 0.6%

Dreyfus Government Cash Management, Institutional Shares, 5.25%[7]
(Identified Cost $1,877,391)	1,877,391	1,877,391

TOTAL INVESTMENTS - 99.4%
(Identified Cost $333,831,589)		323,872,621
OTHER ASSETS, LESS LIABILITIES - 0.6%		2,044,392

NET ASSETS - 100%		$325,917,013

The accompanying notes are an integral part of the financial statements.

9

Core Bond Series

Investment Portfolio - December 31, 2023

G.O. Bond - General Obligation Bond

Impt. - Improvement

LIBOR - London Interbank Offered Rate

REIT - Real Estate Investment Trust

REMICS - Real Estate Mortgage Investment Conduits

UMBS - Uniform Mortgage-Backed Securities

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2023 was $58,798,943, which represented 18.0% of the Series’ Net Assets.

3Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of December 31, 2023.

4Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of December 31, 2023.

5Floating rate security. Rate shown is the rate in effect as of December 31, 2023.

6Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at December 31, 2023 was $4,394,895, or 1.3% of the Series’ Net Assets.

7Rate shown is the current yield as of December 31, 2023.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Core Bond Series

Statement of Assets and Liabilities

December 31, 2023

ASSETS:

Investments, at value (identified cost $333,831,589) (Note 2)	$323,872,621
Cash	4,469
Receivable from Advisor[1]	6,537
Interest receivable	1,784,460
Receivable for fund shares sold	300,509
Dividends receivable	15,258

TOTAL ASSETS	325,983,854

LIABILITIES:
Accrued fund accounting and administration fees[1]	21,871
Accrued sub-transfer agent fees[1]	5,183
Accrued Chief Compliance Officer service fees[1]	2,171
Accrued distribution and service (Rule 12b-1) fees (Class S)[1]	576
Professional fees payable	15,238
Accrued printing and postage fees payable	10,632
Accrued custodian fees	4,611
Other payables and accrued expenses	6,559

TOTAL LIABILITIES	66,841

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$325,917,013

NET ASSETS CONSIST OF:

Capital stock	$352,601
Additional paid-in-capital	378,407,642
Total distributable earnings (loss)	(52,843,230)

TOTAL NET ASSETS	$325,917,013

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($2,536,406/271,607 shares)	$9.34

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($11,183,167/1,317,910 shares)	$8.49

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($287,174,639/30,731,215 shares)	$9.34

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z ($25,022,801/2,939,337 shares)	$8.51

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

11

Core Bond Series

Statement of Operations

For the Year Ended December 31, 2023

INVESTMENT INCOME:

Interest	$12,599,701
Dividends	192,321

Total Investment Income	12,792,022

EXPENSES:

Management fees (Note 3)	783,155
Fund accounting and administration fees (Note 3)	103,771
Directors’ fees (Note 3)	44,967
Chief Compliance Officer service fees (Note 3)	8,367
Sub-transfer agent fees (Note 3)	8,135
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	5,983
Professional fees	78,554
Registration and filing fees	75,222
Custodian fees	13,083
Miscellaneous	72,211

Total Expenses	1,193,448
Less reduction of expenses (Note 3)	(934,387)

Net Expenses	259,061

NET INVESTMENT INCOME	12,532,961

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	(8,141,296)

Net change in unrealized appreciation (depreciation) on investments	14,422,199

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	6,280,903

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,813,864

The accompanying notes are an integral part of the financial statements.

12

Core Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/23	FOR THE YEAR ENDED 12/31/22
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$12,532,961	$8,643,044
Net realized gain (loss) on investments	(8,141,296)	(34,251,297)
Net change in unrealized appreciation (depreciation) on investments	14,422,199	(21,471,498)

Net increase (decrease) from operations	18,813,864	(47,079,751)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(86,228)	(52,571)
Class I	(307,226)	(137,806)
Class W	(11,169,421)	(7,884,279)
Class Z	(995,932)	(615,473)
From return of capital (Class S)	(5,524)	—
From return of capital (Class I)	(19,680)	—
From return of capital (Class W)	(715,490)	—
From return of capital (Class Z)	(63,797)	—

Total distributions to shareholders	(13,363,298)	(8,690,129)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	16,245,014	(20,399,382)

Net increase (decrease) in net assets	21,695,580	(76,169,262)

NET ASSETS:

Beginning of year	304,221,433	380,390,695

End of year	$325,917,013	$304,221,433

The accompanying notes are an integral part of the financial statements.

13

Core Bond Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.18	$10.82	$11.28	$10.92	$10.30
Income (loss) from investment operations:
Net investment income[1]	0.32	0.19	0.12	0.16	0.23
Net realized and unrealized gain (loss) on investments	0.18	(1.62)	(0.33)	0.78	0.61
Total from investment operations	0.50	(1.43)	(0.21)	0.94	0.84
Less distributions to shareholders:
From net investment income	(0.32)	(0.21)	(0.12)	(0.16)	(0.22)
From net realized gain on investments	—	—	(0.13)	(0.42)	—
From return of capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.34)	(0.21)	(0.25)	(0.58)	(0.22)

Net asset value - End of year	$9.34	$9.18	$10.82	$11.28	$10.92
Net assets - End of year (000’s omitted)	$2,536	$1,967	$4,185	$5,760	$2,382
Total return[2]	5.58%	(13.30% )	(1.89% )	8.67%	8.18%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.67%	0.70%	0.65%	0.64%	0.69%
Net investment income	3.44%	1.88%	1.07%	1.38%	2.27%
Series portfolio turnover	73%	101%	69%	110%	66%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	N/A	N/A	N/A	0.07%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

14

Core Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.38	$9.89	$10.33	$10.04	$9.52
Income (loss) from investment operations:
Net investment income[1]	0.31	0.20	0.13	0.17	0.24
Net realized and unrealized gain (loss) on investments	0.16	(1.48)	(0.30)	0.72	0.55
Total from investment operations	0.47	(1.28)	(0.17)	0.89	0.79
Less distributions to shareholders:
From net investment income	(0.34)	(0.23)	(0.14)	(0.18)	(0.27)
From net realized gain on investments	—	—	(0.13)	(0.42)	—
From return of capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.36)	(0.23)	(0.27)	(0.60)	(0.27)

Net asset value - End of year	$8.49	$8.38	$9.89	$10.33	$10.04
Net assets - End of year (000’s omitted)	$11,183	$4,303	$6,621	$4,387	$5,416
Total return[2]	5.75%	(13.01% )	(1.65% )	8.93%	8.38%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income	3.75%	2.27%	1.29%	1.67%	2.53%
Series portfolio turnover	73%	101%	69%	110%	66%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.03%	0.04%	0.02%	0.01%	0.06%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

15

Core Bond Series

Financial Highlights - Class W

	FOR THE YEAR ENDED				FOR THE
					PERIOD
					3/1/19[1] TO
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.18	$10.82	$11.27	$10.90	$10.40
Income (loss) from investment operations:
Net investment income[2]	0.37	0.26	0.19	0.22	0.26
Net realized and unrealized gain (loss) on investments	0.18	(1.64)	(0.33)	0.78	0.54
Total from investment operations	0.55	(1.38)	(0.14)	1.00	0.80
Less distributions to shareholders:
From net investment income	(0.37)	(0.26)	(0.18)	(0.21)	(0.30)
From net realized gain on investments	—	—	(0.13)	(0.42)	—
From return of capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.39)	(0.26)	(0.31)	(0.63)	(0.30)

Net asset value - End of period	$9.34	$9.18	$10.82	$11.27	$10.90
Net assets - End of period (000’s omitted)	$287,175	$275,472	$344,304	$321,288	$192,391
Total return[3]	6.15%	(12.76% )	(1.25% )	9.31%	7.74%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%	0.05%	0.05%	0.05%	0.05%	[4]
Net investment income	4.03%	2.68%	1.68%	1.97%	2.87%	[4]
Series portfolio turnover	73%	101%	69%	110%	66%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.33%	0.32%	0.30%	0.32%	0.34%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

16

Core Bond Series

Financial Highlights - Class Z

	FOR THE YEAR ENDED				FOR THE
					PERIOD
					3/1/19[1] TO
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.40	$9.91	$10.35	$10.06	$9.62
Income (loss) from investment operations:
Net investment income[2]	0.32	0.22	0.15	0.18	0.22
Net realized and unrealized gain (loss) on investments	0.16	(1.49)	(0.31)	0.72	0.50
Total from investment operations	0.48	(1.27)	(0.16)	0.90	0.72
Less distributions to shareholders:
From net investment income	(0.35)	(0.24)	(0.15)	(0.19)	(0.28)
From net realized gain on investments	—	—	(0.13)	(0.42)	—
From return of capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.37)	(0.24)	(0.28)	(0.61)	(0.28)

Net asset value - End of period	$8.51	$8.40	$9.91	$10.35	$10.06
Net assets - End of period (000’s omitted)	$25,023	$22,480	$25,281	$20,266	$10,372
Total return[3]	5.85%	(12.86% )	(1.53% )	9.02%	7.50%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%	0.30%	0.30%	0.30%	0.30%	[4]
Net investment income	3.78%	2.46%	1.43%	1.75%	2.64%	[4]
Series portfolio turnover	73%	101%	69%	110%	66%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.08%	0.07%	0.05%	0.07%	0.09%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

17

Core Bond Series

Notes to Financial Statements

1.	Organization

Core Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in fixed income securities.

The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2023, 6.4 billion shares have been designated in total among 15 series, of which 100 million have been designated as Core Bond Series Class I common stock, 125 million have been designated as Core Bond Series Class S common stock, 150 million have been designated as Core Bond Series Class W common stock and Core Bond Series Class Z common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

18

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2023 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
U.S. Treasury and other U.S. Government agencies	$210,488,631	$—	$210,488,631	$—
States and political subdivisions (municipals)	3,704,504	—	3,704,504	—

19

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Corporate debt:
Communication Services	$9,203,753	$—	$9,203,753	$—
Consumer Discretionary	7,475,907	—	7,475,907	—
Consumer Staples	3,038,162	—	3,038,162	—
Energy	6,320,858	—	6,320,858	—
Financials	8,706,935	—	8,706,935	—
Industrials	5,019,028	—	5,019,028	—
Information Technology	3,159,379	—	3,159,379	—
Materials	1,702,398	—	1,702,398	—
Real Estate	7,233,870	—	7,233,870	—
Utilities	4,975,705	—	4,975,705	—
Asset-backed securities	25,664,564	—	25,664,564	—
Commercial mortgage-backed securities	25,301,536	—	25,301,536	—
Short-Term Investment	1,877,391	1,877,391	—	—
Total assets	$323,872,621	$1,877,391	$321,995,230	$—

There were no Level 3 securities held by the Series as of December 31, 2022 or December 31, 2023.

LIBOR Transition Risk

The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate (“SOFR”) has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The Series may be exposed to financial instruments that recently LIBOR transitioned from, or continue to be tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Series is uncertain.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income

20

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

21

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2023.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2023.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2023, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2020 through December 31, 2023. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made monthly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

22

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund. For the year ended December 31, 2023, the sub-transfer agency expenses incurred by Class S and Class I were $1,001 and $7,134, respectively.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $18,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

23

Core Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.45% of the average daily net assets of the Class S and Class I shares, 0.05% of the average daily net assets of the Class W shares, and 0.30% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $699,740 in management fees for Class W shares for the year ended December 31, 2023. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $2,309, $213,874 and $18,464 for Class I, Class W and Class Z shares, respectively, for the year ended December 31, 2023. These amounts are included as a reduction of expenses on the Statement of Operations.

As of December 31, 2023, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31,
	2024	2025	2026	TOTAL
Class I	$1,037	$2,500	$2,309	$5,846
Class W	170,505	191,639	213,874	576,018
Class Z	11,009	14,696	18,464	44,169

For the year ended December 31, 2023, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

4.	Purchases and Sales of Securities

For the year ended December 31, 2023, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $21,798,677 and $38,113,829, respectively. Purchases and sales of U.S. Government securities, other than short- term securities, were $213,578,769 and $182,690,516, respectively.

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of Core Bond Series were:

CLASS S	FOR THE YEAR ENDED 12/31/23		FOR THE YEAR ENDED 12/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	159,206	$1,470,960	121,799	$1,264,369
Reinvested	9,818	89,984	5,373	51,052
Repurchased	(111,521)	(1,031,311)	(299,806)	(2,967,362)
Total	57,503	$529,633	(172,634)	$(1,651,941)

24

Core Bond Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS I	FOR THE YEAR ENDED 12/31/23		FOR THE YEAR ENDED 12/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	957,262	$8,025,709	204,270	$1,836,234
Reinvested	39,116	324,313	14,723	126,974
Repurchased	(192,188)	(1,626,771)	(374,841)	(3,212,196)
Total	804,190	$6,723,251	(155,848)	$(1,248,988)

CLASS W	FOR THE YEAR ENDED 12/31/23		FOR THE YEAR ENDED 12/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,749,002	$34,501,971	2,423,572	$23,723,615
Reinvested	1,260,080	11,579,125	780,717	7,384,091
Repurchased	(4,271,203)	(39,324,170)	(5,041,057)	(49,602,932)
Total	737,879	$6,756,926	(1,836,768)	$(18,495,226)

CLASS Z	FOR THE YEAR ENDED 12/31/23		FOR THE YEAR ENDED 12/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	352,857	$3,010,978	267,682	$2,331,556
Reinvested	126,344	1,059,730	71,224	615,473
Repurchased	(216,236)	(1,835,504)	(212,428)	(1,950,256)
Total	262,965	$2,235,204	126,478	$996,773

 Approximately 88% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2024 unless extended or renewed. During the year ended December 31, 2023, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2023.

25

Core Bond Series

Notes to Financial Statements (continued)

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. The portion of distributions that exceeds a Series’ current and accumulated earnings and profits, as measured on a tax basis, constitutes a non-taxable return of capital. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/23	FOR THE YEAR ENDED 12/31/22
Ordinary income	$12,558,807	$8,690,129
Return of capital	$804,491	__

At December 31, 2023, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$335,385,291
Unrealized appreciation	3,006,615
Unrealized depreciation	(14,519,285)

Net unrealized depreciation	$(11,512,670)
Capital loss carryforwards	$(41,322,364)

As of December 31, 2023, the Series had net short-term capital loss carryforwards of $15,857,503 and net long-term capital loss carryforwards of $25,464,861, which may be carried forward indefinitely.

10.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

26

Core Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Core Bond Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 16, 2024

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

27

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer1

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1978
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[2] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:

Chief Financial Officer since 2018; Vice President of Finance (2016–2018); Director of Finance (2011–2016); Financial Analyst/Internal Auditor (2004–2006) – Manning & Napier Advisors, LLC and affiliates

Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1945
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);
Name:	Eunice K. Chapon
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1969
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since May 2023
Principal Occupation(s) During Past 5 Years:	Director of Operations and Business Development since 2022 – BrightEdge/American Cancer Society (impact investment/non-profit); General Counsel and Chief Operating Officer (2021-2022) – Decency Global Inc. (ESG start-up); Senior Vice President and Counsel, Head of Legal – Global Distribution (2018-2021); Vice President and Counsel (2016-2018) – Natixis Investment Managers (investment management)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

28

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1965
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A
Name:	Russell O. Vernon
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1957
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (education); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1950
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

29

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018) – Manning & Napier Advisors, LLC; Corporate Secretary, Director since 2019 – Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1980
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[2] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018) - Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.

Name:	Scott Morabito
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Vice President
Term of Office[2] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021.

Name:	Jill Peeper
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Assistant Treasurer
Term of Office[2] & Length of Time Served:	Assistant Treasurer since 2023
Principal Occupation(s) During Past 5 Years:	Mutual Fund Financial Reporting Manager since 2022 - Manning & Napier Advisors, LLC; Fund Accounting Manager (2007 – 2022) – State Street Bank.

Name:	Troy Statczar
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1971
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[2] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Principal Consultant, Fund Officers, since 2020 – ACA Group (formerly Foreside Financial Group); Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.

30

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Sarah Turner
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:

General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP

Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

1Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

2The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

31

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32

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33

Core Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End
2. Fund Holdings - Quarter-End
3. Shareholder Report - Annual
4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCOB-12/23-AR

34

www.manning-napier.com

Manning & Napier Fund, Inc.

Unconstrained Bond Series

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

2023 was surprising on many fronts. The resiliency of the U.S. economy, driven by a strong labor market and consumer spending, was unanticipated by many observers, including us. While inflation has come down globally without a large spike in unemployment, interest rates remain high relative to the past 15 years around the world, creating increasing pressure on indebted families, companies, and governments. On the geopolitical front, the world feels more dangerous than in many decades, confronting war in the Middle East and Europe and heightened tension between China and the U.S.

Capital markets have likewise been surprising. For much of the year equities globally rose in aggregate, but in a remarkably concentrated way, as a mere seven U.S. technology stocks explain pretty much the entirety of the returns in equities both in the U.S. and globally through October. Bonds, meanwhile, struggled into the early fall. However, in the last two months of 2023, strong comments from the Federal Reserve indicating a likely pivot to reducing rates more significantly in 2024 led to very strong rallies in both stocks in a broader fashion and in bonds. Both stocks and bonds did well on a global basis in 2023.

As 2023 amply demonstrated, the future is unknown and prone to surprises. We have confidence in our ability to mitigate the risks emerging from the current environment, while keeping our shareholders’ goals and needs at the forefront of our decision making.

Our consistent investment philosophies, disciplines, and time-tested processes–that have guided our seasoned investors over multiple economic and capital market cycles over the past half-century – remain at our core and will support us as this cycle plays out.

In 2023, we launched a new investment strategy, the Callodine Equity Income fund, in partnership with the Callodine Group, our parent company. The combination with Callodine was a strategic decision to position Manning & Napier well for the future and to help us continue to evolve in ways that seek to benefit our investors. We look forward to sharing new investment strategies and opportunities with you in the future.

Above all, we thank and appreciate your continued confidence in our firm.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

Unconstrained Bond Series

Fund Commentary

(unaudited)

Investment Objective

Primarily to provide long-term total return, with a secondary objective of preservation of capital. Under normal circumstances, at least 80% of the Series’ assets will be invested in bonds and other financial instruments with economic characteristics similar to bonds. Up to 50% of the Series may be invested in below investment-grade securities and/or in non-US dollar denominated securities, including securities issued by companies located in emerging markets. Derivatives, such as futures, options, swaps, and forwards, may also be used to manage interest rate exposure, duration, or currency risk.

Performance Commentary

After posting double digit losses the previous year, fixed income markets ended 2023 on a positive note with the largest returns being generated during the fourth quarter. This was in large part due to a pivot in Federal Reserve policy as they appear to be at the end of their rate hiking campaign and are projecting cuts in 2024, causing yields across the curve to fall and risk assets to rally.

The Unconstrained Bond Series Class S experienced positive absolute returns during the year and outperformed its benchmark, the FTSE 3-Month Treasury Bill Index, returning 5.99% and 5.26% respectively. Relative outperformance primarily occurred during the fourth quarter and was largely due to exposure to interest rates and credit as yields fell and credit spreads tightened.

The Series continues to have a notable allocation to credit (primarily securitized credit), with roughly 10% in high yield rated issues. In general, we are more cautious on corporate credit given our belief that we are in the later stages of the economic cycle and valuations remain elevated. With respect to non-dollar securities, we recently increased exposure to roughly 10% via the Japanese yen and broad-based emerging markets as we believe these securities offer an attractive risk-reward profile relative to corporate credit. Overall, we continue to have a modest duration at ~3 years but are positioned for a steepening yield curve, which we believe will perform well in either a recession or soft-landing scenario.

While markets appear to be increasingly embracing the soft-landing narrative and the Federal Reserve has struck a more dovish tone, we still believe that the economy is in the later stages. Furthermore, as financial conditions have tightened over the past two years, we believe that we will likely begin to see a more normal credit cycle play out and are already starting to see an uptick (albeit slow) in defaults. As we look to navigate this difficult environment, we believe that a select, disciplined approach focused on current valuations and economic conditions will be key to avoiding areas of risk and uncovering opportunities.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Performance for the Unconstrained Bond Series Class S shares is provided above. Performance for other share classes will differ based on each class’s underlying expenses. Additional information and associated disclosures can be found on the Performance Update page of this report.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the FTSE 3-Month Treasury Bill Index.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal. Funds that invest in foreign countries may be subject to the risks of adverse changes in foreign economic, political, regulatory and other conditions as well as risks related to the use of different financial standards. Investments in emerging markets may be more volatile than investments in more developed markets. Investments in derivatives can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

Unconstrained Bond Series

Performance Update as of December 31, 2023

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2023
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Unconstrained Bond Series - Class S2	5.99%	2.75%	2.35%
Unconstrained Bond Series - Class I2,3	6.16%	3.00%	2.59%
Unconstrained Bond Series - Class W2,4	6.66%	3.44%	2.68%
FTSE 3-Month Treasury Bill Index[5]	5.26%	1.91%	1.26%
Bloomberg U.S. Aggregate Bond Index[6]	5.53%	1.10%	1.81%

The following graph compares the value of a $10,000 investment in the Unconstrained Bond Series - Class S for the ten years ended December 31, 2023 to the FTSE 3-Month Treasury Bill Index and Bloomberg U.S. Aggregate Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2023, this net expense ratio was 0.72% for Class S, 0.49% for Class I and 0.05% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.72% for Class S, 0.49% for Class I and 0.39% for Class W for the year ended December 31, 2023.

3For periods through August 1, 2013 (the inception date of the Class I shares), performance for the Class I shares is based on the historical performance of the Class S shares. Because the Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

4For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The FTSE 3-Month Treasury Bill Index is an unmanaged index based on 3-Month U.S. treasury bills. The Index measures the monthly return equivalents of yield averages that are not marked to market. The Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE). Index data referenced herein is the property of London Stock Exchange Group plc and its group undertakings (“LSE Group”) and/or its third party suppliers and has been licensed for use by Manning & Napier. LSE Group and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Unconstrained Bond Series

Performance Update as of December 31, 2023

(unaudited)

6The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE). Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates (“Bloomberg”), and/or its third party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Unconstrained Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/23	ENDING ACCOUNT VALUE 12/31/23	EXPENSES PAID DURING PERIOD* 7/1/23 - 12/31/23	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,043.80	$3.61	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%
Class I
Actual	$1,000.00	$1,045.30	$2.58	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%
Class W
Actual	$1,000.00	$1,047.40	$0.26	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

Unconstrained Bond Series

Portfolio Composition as of December 31, 2023

(unaudited)

Sector Allocation[1]

1As a percentage of net assets.
2A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Unconstrained Bond Series

Investment Portfolio - December 31, 2023

		SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

PREFERRED STOCKS - 0.2%

Information Technology - 0.2%
Software - 0.2%
Argo Blockchain plc (United Kingdom), 8.75%, 11/30/2026		71,086	$806,826
Greenidge Generation Holdings, Inc., 8.50%, 10/31/2026		70,000	753,900

TOTAL PREFERRED STOCKS
(Identified Cost $3,527,150)			1,560,726

CORPORATE BONDS - 18.5%

Non-Convertible Corporate Bonds- 18.5%
Communication Services - 2.3%
Entertainment - 1.0%
MGI Media and Games Invest SE (Sweden) (3 mo. EURIBOR + 6.250%), 10.173%, 6/21/2026[2,3]	EUR	8,000,000	8,442,774
Interactive Media & Services - 1.3%
Azerion Group N.V. (Netherlands) (3 mo. EURIBOR + 6.750%), 10.643%, 10/2/2026[2]	EUR	3,700,000	4,006,502
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[3]		6,650,000	6,325,694
			10,332,196

Total Communication Services			18,774,970

Consumer Discretionary - 1.1%
Broadline Retail - 1.1%
Alibaba Group Holding Ltd. (China), 4.00%, 12/6/2037		3,210,000	2,771,106
Amazon.com, Inc., 3.30%, 4/13/2027		4,000,000	3,886,001
North Investment Group AB (Sweden) (3 mo. STIB + 9.000%), 13.093%, 5/5/2024 (Acquired 04/22/2021, cost $2,818,941)[2,4]	SEK	23,750,000	2,375,834

Total Consumer Discretionary			9,032,941

Consumer Staples - 1.0%
Beverages - 0.5%
PepsiCo, Inc., 3.90%, 7/18/2032		4,000,000	3,907,603
Food Products - 0.5%
Greenfood AB (Sweden) (3 mo. STIB + 7.000%), 11.093%, 11/4/2025 (Acquired 10/28/2021-11/07/2023, cost $4,474,304)[2,4]	SEK	45,000,000	4,053,171

Total Consumer Staples			7,960,774

Energy - 2.4%
Energy Equipment & Services - 0.5%
Borr IHC Ltd. - Borr Finance LLC (Mexico), 10.00%, 11/15/2028[3]		4,000,000	4,151,593

		SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels - 1.9%
Brooge Petroleum and Gas Investment Co. FZE (United Arab Emirates), 8.50%, 9/24/2025[3]		9,094,820	$8,153,202
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039		454,000	496,071
Ping Petroleum UK Ltd. (Bermuda), 12.00%, 7/29/2024 (Acquired 07/14/2021-09/15/2021, cost $2,257,763)[4]		2,300,000	2,111,550
Ziton A/S (Denmark) (3 mo. EURIBOR + 9.500%), 13.469%, 6/9/2028[2]	EUR	4,000,000	4,349,563
			15,110,386
Total Energy			19,261,979

Financials - 2.7%
Banks - 0.8%
Bank of America Corp., (3 mo. U.S. Secured Overnight Financing Rate + 1.022%), 6.406%, 9/15/2026[2]		3,561,000	3,504,571
JPMorgan Chase & Co., 8.00%, 4/29/2027		3,000,000	3,315,930
			6,820,501

Capital Markets - 0.3%
Drawbridge Special Opportunities Fund LP - Drawbridge Special Opportunities Finance Corporation, 3.875%, 2/15/2026[3]		2,850,000	2,632,234

Consumer Finance - 0.2%
Navient Corp., 6.75%, 6/25/2025		1,800,000	1,822,523

Financial Services - 1.4%
Golden Pear Funding HoldCo LLC, 10.00%, 3/2/2028		1,200,000	1,035,267
Legres AB (Sweden) (3 mo. STIB + 9.000%), 13.066%, 12/30/2025 (Acquired 06/15/2023-06/28/2023, cost $3,048,944)[2,4]	SEK	32,500,000	3,062,036
Novedo Holding AB (Sweden) (3 mo. STIB + 6.500%), 10.647%, 11/26/2024 (Acquired 11/15/2021-03/30/2022, cost $2,935,885)[2,4]	SEK	26,250,000	2,395,232
Puffin Finance S.A.R.L (Virgin Islands (British)), 15.00%, 9/11/2025		3,170,000	3,227,708
U.S. Claims Litigation Funding LLC, 10.25%, 3/17/2028 (Acquired 03/14/2023, cost $1,375,000)[4]		1,375,000	1,200,940
			10,921,183
Total Financials			22,196,441

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2023

		SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials - 3.3%
Commercial Services & Supplies - 0.5%
Cartiga LLC, 9.00%, 6/15/2026 (Acquired 06/14/2021, cost $4,000,000)[4]		4,000,000	$3,952,587
Construction & Engineering - 0.3%
Tutor Perini Corp., 6.875%, 5/1/2025[3]		3,000,000	2,935,509
Electrical Equipment - 0.5%
Joetul AS (Norway) (3 mo. NIBOR + 8.000%), 12.72%, 7/15/2026[2]	NOK	39,000,000	3,829,024
Ground Transportation - 0.2%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.350%), 6.613%, 12/15/2055[5]		1,500,000	1,462,302
Passenger Airlines - 1.4%
Alaska Airlines Pass-Through Trust,
Series 2020-1, Class B, 8.00%, 8/15/2025[3]		3,043,602	3,064,933
Southwest Airlines Co., 5.25%, 5/4/2025		3,000,000	3,001,029
United Airlines Pass-Through Trust,
Series 2018-1, Class B, 4.60%, 3/1/2026		3,116,969	2,917,740
Series 2019-2, Class B, 3.50%, 5/1/2028		3,057,202	2,742,628
			11,726,330
Trading Companies & Distributors - 0.4%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/2028		1,970,000	1,796,767
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[3]		1,500,000	1,409,766
			3,206,533
Total Industrials			27,112,285

Information Technology - 0.4%
Software - 0.4%
Extenda Retail Holding 1 AB (Sweden) (3 mo. STIB + 6.750%), 10.786%, 3/30/2027 (Acquired 03/24/2022, cost $3,620,906)[2,4]	SEK	34,000,000	3,373,702

Materials - 0.7%
Metals & Mining - 0.7%
Infrabuild Australia Pty Ltd. (Australia), 14.50%, 11/15/2028[3]		4,000,000	4,116,750
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/2027[3]		1,744,319	1,645,965
Northwest Acquisitions ULC - Dominion Finco, Inc., 7.125%, 11/1/2022 (Acquired 10/06/2017-09/12/2019, cost $4,353,936)[4,6]		5,870,000	587

Total Materials			5,763,302

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Real Estate - 3.1%
Industrial REITs - 0.5%
IIP Operating Partnership LP, 5.50%, 5/25/2026	4,320,000	$3,985,097
Retail REITs - 0.6%
Simon Property Group LP, 2.65%, 2/1/2032	5,500,000	4,704,485
Specialized REITs - 2.0%
Pelorus Fund REIT LLC, 7.00%,
9/30/2026 (Acquired 09/21/2021-
07/08/2022, cost $4,218,250)[4]	4,345,000	4,262,129
SBA Tower Trust,
2.836%, 1/15/2025[3]	3,500,000	3,379,860
1.884%, 1/15/2026[3]	2,750,000	2,551,970
6.599%, 1/15/2028[3]	6,110,000	6,284,024
		16,477,983
Total Real Estate		25,167,565

Utilities - 1.5%
Electric Utilities - 1.1%
Alexander Funding Trust II, 7.467%, 7/31/2028[3]	8,250,000	8,671,568

Independent Power and Renewable Electricity Producers - 0.4%
Vistra Operations Co. LLC, 3.55%, 7/15/2024[3]	3,500,000	3,447,107

Total Utilities		12,118,675

TOTAL CORPORATE BONDS
(Identified Cost $161,324,829)		150,762,634

ASSET-BACKED SECURITIES - 21.4%

Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.937%, 8/15/2046[3]	4,500,000	4,033,355
ALLO Issuer LLC, Series 2023-1A, Class A2, 6.20%, 6/20/2053[3]	4,400,000	4,304,463
BRSP Ltd., Series 2021-FL1, Class A, (1 mo. U.S. Secured Overnight Financing Rate + 1.264%), 6.620%, 8/19/2038[2,3]	2,520,491	2,471,437
Business Jet Securities LLC, Series 2021-1A, Class A, 2.162%, 4/15/2036[3]	2,679,111	2,478,258
CarMax Auto Owner Trust, Series 2020- 4, Class A3, 0.50%, 8/15/2025	1,728,920	1,710,761
Carvana Auto Receivables Trust, Series 2020-P1, Class A4, 0.61%, 10/8/2026	4,450,858	4,321,924
CF Hippolyta Issuer LLC,
Series 2020-1, Class A1, 1.69%, 7/15/2060[3]	3,687,753	3,408,445
Series 2020-1, Class B1, 2.28%, 7/15/2060[3]	1,798,904	1,646,336
CNH Equipment Trust, Series 2023-A, Class A1, 5.425%, 5/15/2024	407,752	407,723

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2023

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

College Ave Student Loans LLC, Series 2021-A, Class A2, 1.60%, 7/25/2051[3]	1,532,891	$1,341,685
Commonbond Student Loan Trust,
Series 2019-AGS, Class A1, 2.54%, 1/25/2047[3]	1,655,619	1,489,632
CoreVest American Finance Trust,
Series 2019-3, Class A, 2.705%, 10/15/2052[3]	1,560,848	1,509,778
Series 2020-3, Class A, 1.358%, 8/15/2053[3]	779,868	723,361
Series 2020-4, Class A, 1.174%, 12/15/2052[3]	879,723	814,642
CPS Auto Receivables Trust, Series 2021-C, Class C, 1.21%, 6/15/2027[3]	4,075,113	4,044,203
Credit Acceptance Auto Loan Trust,
Series 2021-2A, Class C, 1.64%, 6/17/2030[3]	3,800,000	3,685,456
Series 2021-3A, Class C, 1.63%, 9/16/2030[3]	3,000,000	2,868,640
Series 2022-1A, Class A, 4.60%, 6/15/2032[3]	7,400,000	7,326,262
DataBank Issuer,
Series 2021-1A, Class A2, 2.06%, 2/27/2051[3]	5,200,000	4,707,870
Series 2023-1A, Class A2, 5.116%, 2/25/2053[3]	3,345,000	3,156,759
Diamond Infrastructure Funding LLC,
Series 2021-1A, Class A, 1.76%, 4/15/2049[3]	5,000,000	4,440,272
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A, 3.58%, 11/25/2038[3]	1,257,468	1,193,741
Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/2051[3]	4,760,000	4,273,603
FS RIALTO, Series 2021-FL2, Class A, (Cayman Islands) (1 mo. U.S. Secured Overnight Financing Rate + 1.334%), 6.693%, 5/16/2038[2,3]	2,899,413	2,881,273
Goodgreen Trust, Series 2020-1A, Class A, 2.63%, 4/15/2055[3]	2,773,600	2,184,474
Hertz Vehicle Financing LLC, Series 2021-1A, Class B, 1.56%, 12/26/2025[3]	3,000,000	2,890,239
Hotwire Funding LLC, Series 2021-1, Class A2, 2.311%, 11/20/2051[3]	3,500,000	3,158,397
HTS Fund I LLC, Series 2021-1, Class A, 1.411%, 8/25/2036[3]	1,523,771	1,346,538
ITE Rail Fund Levered LP, Series 2021- 3A, Class A, 2.21%, 6/28/2051[3]	5,372,946	4,773,738
KREF Ltd., Series 2021-FL2, Class AS, (1 mo. U.S. Secured Overnight Financing Rate + 1.414%), 6.776%, 2/15/2039[2,3]	3,500,000	3,367,467
Laurel Road Prime Student Loan Trust, Series 2019-A, Class A2FX, 2.73%, 10/25/2048[3]	232,919	228,871

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

LCCM Trust,
Series 2021-FL2, Class AS, (1 mo. U.S. Secured Overnight Financing Rate + 1.664%), 7.026%, 12/13/2038[2,3]	2,000,000	$1,944,139
Series 2021-FL2, Class B, (1 mo. U.S. Secured Overnight Financing Rate + 2.014%), 7.376%, 12/13/2038[2,3]	3,000,000	2,887,221
LFS LLC, Series 2022-A, Class A, 5.25%, 5/15/2034 (Acquired 05/11/2022, cost $3,393,088)[4]	3,405,689	3,342,121
Libra Solutions LLC,
Series 2022-1A, Class A, 4.75%, 5/15/2034[3]	932,446	929,491
Series 2022-2A, Class A, 6.85%, 10/15/2034[3]	2,166,195	2,164,880
Series 2023-1A, Class A, 7.00%, 2/15/2035[3]	1,588,570	1,586,910
Navient Private Education Loan Trust,
Series 2014-1, Class A3, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.624%), 5.962%, 6/25/2031[2]	2,986,119	2,888,635
Series 2015-BA, Class A3, (1 mo. U.S. Secured Overnight Financing Rate + 1.564%), 6.926%, 7/16/2040[2,3]	1,387,713	1,381,975
Series 2017-2A, Class A, (U.S. Secured Overnight Financing Rate 30 Day Average + 1.164%), 6.502%, 12/27/2066[2,3]	2,784,136	2,770,806
Series 2020-1A, Class A1B, (U.S. Secured Overnight Financing Rate 30 Day Average + 1.164%), 6.502%, 6/25/2069[2,3]	1,902,213	1,893,732
Series 2020-GA, Class A, 1.17%, 9/16/2069[3]	491,804	439,656
Series 2021-1A, Class A1A, 1.31%, 12/26/2069[3]	4,404,920	3,773,800
Series 2021-A, Class A, 0.84%, 5/15/2069[3]	770,037	677,585
Series 2022-A, Class A, 2.23%, 7/15/2070[3]	3,102,803	2,775,398
Series 2023-BA, Class A1A, 6.48%, 3/15/2072[3]	721,434	735,951
Series 2023-BA, Class A1B, (U.S. Secured Overnight Financing Rate 30 Day Average + 1.700%), 7.038%, 3/15/2072[2,3]	1,683,347	1,706,987
Oxford Finance Funding LLC,
Series 2020-1A, Class A2, 3.101%, 2/15/2028[3]	1,854,235	1,799,817
Series 2020-1A, Class B, 4.037%, 2/15/2028[3]	773,807	740,832
Series 2022-1A, Class A2, 3.602%, 2/15/2030[3]	4,650,000	4,433,028
Series 2023-1A, Class A2, 6.716%, 2/15/2031[3]	4,430,000	4,417,206

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2023

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

PEAR LLC,
Series 2020-1, Class A, 3.75%, 12/15/2032[3]	482,434	$479,704
Series 2021-1, Class A, 2.60%, 1/15/2034[3]	2,906,744	2,792,759
Series 2022-1, Class A2, 7.25%, 10/15/2034[3]	2,433,395	2,431,670
Series 2023-1, Class A, 7.42%, 7/15/2035[3]	3,208,783	3,225,906
Progress Residential Trust, Series 2019- SFR4, Class A, 2.687%, 10/17/2036[3]	3,782,907	3,684,617
Slam Ltd., Series 2021-1A, Class A, (Cayman Islands), 2.434%, 6/15/2046[3]	5,399,680	4,667,159
SMB Private Education Loan Trust,
Series 2019-B, Class A2A, 2.84%, 6/15/2037[3]	1,919,753	1,821,051
Stack Infrastructure Issuer LLC,
Series 2021-1A, Class A2, 1.877%, 3/26/2046[3]	3,400,000	3,090,108
Stonepeak, Series 2021-1A, Class AA, 2.301%, 2/28/2033[3]	661,133	607,471
Store Master Funding I-VII and XIV,
Series 2019-1, Class A1, 2.82%, 11/20/2049[3]	2,371,044	2,186,862
Towd Point Mortgage Trust,
Series 2016-5, Class A1, 2.50%, 10/25/2056[3,7]	42,052	41,701
Series 2017-1, Class A1, 2.75%, 10/25/2056[3,7]	94,392	93,751
Series 2018-2, Class A1, 3.25%, 3/25/2058[3,7]	406,208	393,525
Series 2019-HY1, Class A1, (1 mo. U.S. Secured Overnight Financing Rate + 1.114%), 6.470%, 10/25/2048[2,3]	971,532	979,195
Tricon American Homes, Series 2020- SFR1, Class C, 2.249%, 7/17/2038[3]	2,500,000	2,289,149
Trinity Rail Leasing 2018 LLC, Series 2020-1A, Class A, 1.96%, 10/17/2050[3]	1,843,488	1,654,963
Trinity Rail Leasing 2021 LLC, Series 2021-1A, Class A, 2.26%, 7/19/2051[3]	1,805,427	1,565,430
TRP LLC, Series 2021-1, Class A, 2.07%, 6/19/2051[3]	2,821,400	2,500,082
Vantage Data Centers Issuer LLC,
Series 2020-1A, Class A2, 1.645%, 9/15/2045[3]	6,500,000	6,014,882
Vertical Bridge Holdings LLC, Series 2020-2A, Class A, 2.636%, 9/15/2050[3]	4,000,000	3,749,884

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $185,042,904)		174,749,642

COMMERCIAL MORTGAGE-BACKED SECURITIES - 12.9%

BDS, Series 2021-FL8, Class B, (Cayman Islands) (1 mo. U.S. Secured Overnight Financing Rate + 1.464%), 6.823%, 1/18/2036[2,3]	3,000,000	2,981,531

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

BRAVO Residential Funding Trust,
Series 2019-2, Class A3, 3.50%, 10/25/2044[3,7]	2,721,603	$2,571,429
Brean Asset Backed Securities Trust, Series 2021-RM2, Class A, 1.75%, 10/25/2061[3,7]	2,579,691	2,317,597
CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[3,7]	61,240	58,573
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1, 2.13%, 2/25/2043[3,7]	108,426	93,424
Fannie Mae REMICS, Series 2018-31, Class KP, 3.50%, 7/25/2047	54,302	53,137
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class A, 3.144%, 12/10/2036[3]	4,480,000	4,341,327
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K106, Class X1 (IO), 1.318%, 1/25/2030[7]	50,927,387	3,364,373
GCAT Trust, Series 2022-NQM3, Class A1, 4.348%, 4/25/2067[3,7]	8,979,945	8,480,552
GS Mortgage-Backed Securities Trust, Series 2021-GR3, Class A6, 2.50%, 4/25/2052[3,7]	5,053,933	4,407,862
Series 2021-PJ9, Class A8, 2.50%, 2/26/2052[3,7]	3,145,789	2,729,438
Series 2022-PJ1, Class A15, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.850%), 5.00%, 5/28/2052[2,3]	4,405,776	4,056,735
Series 2022-PJ3, Class A24, 3.00%, 8/25/2052[3,7]	8,591,160	7,585,062
Imperial Fund Mortgage Trust, Series 2022-NQM2, Class A1, 3.638%, 3/25/2067[3,8]	6,561,939	5,971,083
Series 2022-NQM3, Class A1, 4.38%, 5/25/2067[3,8]	3,961,194	3,797,847
Series 2022-NQM4, Class A1, 4.767%, 6/25/2067[3,8]	8,799,924	8,693,481
J.P. Morgan Mortgage Trust, Series 2014-2, Class 1A1, 3.00%, 6/25/2029[3,7]	267,691	252,974
Series 2021-5, Class A4, 2.50%, 8/25/2051[3,7]	9,223,054	8,118,422
Series 2022-INV3, Class A4B, 3.00%, 9/25/2052[3,7]	6,542,649	5,791,178
Metlife Securitization Trust, Series 2019-1A, Class A, 3.75%, 4/25/2058[3,7]	710,140	670,918
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-4, Class A4, 2.50%, 7/25/2051[3,7]	10,583,931	9,315,461
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[3,7]	221,947	208,201
Series 2015-2A, Class A1, 3.75%, 8/25/2055[3,7]	306,901	288,674
Series 2019-2A, Class A1, 4.25%, 12/25/2057[3,7]	1,493,415	1,436,992

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2023

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

NYMT Loan Trust, Series 2022-CP1, Class A1, 2.042%, 7/25/2061[3]	1,911,161	$1,744,315
PCG LLC, Series 2023-1, (1 mo. U.S. Secured Overnight Financing Rate + 6.000%), 11.356%, 7/25/2029 (Acquired 07/24/2023, cost $4,495,435)[2,4]	4,495,435	4,494,778
RCKT Mortgage Trust, Series 2021-6, Class A5, 2.50%, 12/25/2051[3,7]	4,982,770	4,282,546
RUN Trust, Series 2022-NQM1, Class A1, 4.00%, 3/25/2067[3]	3,030,199	2,840,646
Sequoia Mortgage Trust,
Series 2013-2, Class A, 1.874%, 2/25/2043[7]	114,751	96,460
Series 2013-6, Class A2, 3.00%, 5/25/2043[7]	1,165,143	1,032,346
Series 2013-7, Class A2, 3.00%, 6/25/2043[7]	111,487	95,445
Series 2013-8, Class A1, 3.00%, 6/25/2043[7]	132,665	118,184
Starwood Retail Property Trust, Series 2014-STAR, Class A, (Prime Rate + 0.000%), 8.50%, 11/15/2027[2,3]	1,623,210	1,166,599
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[3,7]	1,920,859	1,792,274
WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/2045[3,7]	69,488	62,713

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $110,121,803)		105,312,577

FOREIGN GOVERNMENT BONDS - 0.5%

Republic of Italy Government International Bond (Italy), 2.375%, 10/17/2024
(Identified Cost $4,481,943)	4,500,000	4,396,537

MUNICIPAL BONDS - 0.4%

Hawaii, Series GC, G.O. Bond, 2.632%, 10/1/2037
(Identified Cost $4,047,685)	3,905,000	3,030,700

MUTUAL FUND - 3.0%

VanEck J.P. Morgan EM Local Currency Bond ETF
(Identified Cost $24,240,660)	950,390	24,092,386

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. TREASURY SECURITIES - 33.9%

U.S. Treasury Notes - 33.9%
U.S. Treasury Inflation Indexed Note
0.125%, 10/15/2025	13,171,533	$12,669,528
0.125%, 4/15/2026	13,322,859	12,689,312
0.50%, 1/15/2028	13,401,206	12,698,965
U.S. Treasury Note
0.375%, 8/15/2024	10,460,000	10,159,275
1.125%, 1/15/2025	18,818,000	18,128,497
2.125%, 5/15/2025	51,023,000	49,394,649
2.25%, 11/15/2027	44,305,000	41,681,313
2.75%, 2/15/2028	26,155,000	25,012,762
2.875%, 5/15/2028	68,425,000	65,671,963
2.875%, 8/15/2028	4,542,000	4,350,385
3.125%, 11/15/2028	25,385,000	24,552,055

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $276,793,919)		277,008,704

U.S. GOVERNMENT AGENCIES - 5.1%

Mortgage-Backed Securities - 5.1%
Fannie Mae
Pool #AD0462, UMBS, 5.50%, 10/1/2024	443	440
Pool #MA0115, UMBS, 4.50%, 7/1/2029	21,000	20,778
Pool #MA1834, UMBS, 4.50%, 2/1/2034	102,305	101,889
Pool #995876, UMBS, 6.00%, 11/1/2038	186,995	196,812
Pool #FS4047, UMBS, 3.50%, 12/1/2042	7,602,104	7,165,693
Pool #AW5338, UMBS, 4.50%, 6/1/2044	466,840	466,516
Pool #AS3878, UMBS, 4.50%, 11/1/2044	283,013	282,261
Pool #BE7845, UMBS, 4.50%, 2/1/2047	79,800	79,348
Pool #FS6206, UMBS, 5.50%, 10/1/2053	7,955,762	8,064,033
Freddie Mac
Pool #C91359, 4.50%, 2/1/2031	61,281	60,757
Pool #D98711, 4.50%, 7/1/2031	183,287	181,843
Pool #C91746, 4.50%, 12/1/2033	135,893	135,528
Pool #G05900, 6.00%, 3/1/2040	33,191	34,970
Pool #RB5264, UMBS, 5.50%, 11/1/2043	7,921,997	8,044,208
Pool #QG6308, UMBS, 6.00%, 7/1/2053	8,308,345	8,448,980
Pool #RJ0062, UMBS, 5.00%, 10/1/2053	8,405,746	8,358,149

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $39,874,360)		41,642,205

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2023

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 2.4%

Dreyfus Government Cash Management, Institutional Shares, 5.25%[9]
(Identified Cost $19,570,417)	19,570,417	$19,570,417

TOTAL INVESTMENTS - 98.3%
(Identified Cost $829,025,670)		802,126,528
OTHER ASSETS, LESS LIABILITIES -1.7%		13,924,550
NET ASSETS - 100%		$816,051,078

FUTURES CONTRACTS: LONG POSITIONS OPEN AT DECEMBER 31, 2023
CONTRACTS PURCHASED	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE [1]	VALUE/UNREALIZED APPRECIATION
275	JPY Currency	CME	March 2024	24,667,500	$ 418,586
2,550	U.S. Treasury Notes (2 Year)	CME	March 2024	525,080,858	3,274,862
1,300	3-month SONIA Index	ICE	March 2025	399,285,706	3,309,401
TOTAL LONG POSITIONS					$7,002,849

FUTURES CONTRACTS: SHORT POSITIONS OPEN AT DECEMBER 31, 2023
CONTRACTS SOLD	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE [1]	VALUE/UNREALIZED DEPRECIATION
1,095	U.S. Ultra Treasury Bonds (10 Year)	CME	March 2024	129,227,115	$(3,679,612)
1,625	3-month SOFR	CME	March 2025	391,096,875	(2,644,720)
TOTAL SHORT POSITIONS					$(6,324,332)

CME - Chicago Mercantile Exchange

ETF - Exchange-Traded Fund

EUR - Euro

EURIBOR - Euro Interbank Offered Rate

G.O. Bond - General Obligation Bond

ICE - Intercontinental Exchange

IO - Interest only

JPY - Japanese Yen

LIBOR - London Interbank Offered Rate

NIBOR - Norwegian Interbank Offered Rate

No. - Number

NOK - Norwegian Krone

REIT - Real Estate Investment Trust

REMICS - Real Estate Mortgage Investment Conduits

SEK - Swedish Krona

SOFR - Secured Overnight Financing Rate

SONIA - Sterling Overnight Index Average

STIB - Stockholm Interbank Offered Rate

UMBS - Uniform Mortgage-Backed Securities

1Amount is stated in USD unless otherwise noted.

2Floating rate security. Rate shown is the rate in effect as of December 31, 2023.

3Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2023 was $325,349,281, which represented 39.9% of the Series’ Net Assets.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2023

4Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at December 31, 2023 was $34,624,667, or 4.2% of the Series’ Net Assets.

5Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of December 31, 2023.

6Issuer filed for bankruptcy and/or is in default of interest payments.

7Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of December 31, 2023.

8Represents a step-up bond that pays initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current coupon as of December 31, 2023.

9Rate shown is the current yield as of December 31, 2023.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statement of Assets and Liabilities

December 31, 2023

ASSETS:

Investments in securities, at value (identified cost $829,025,670) (Note 2)	$802,126,528
Deposits at broker for futures contracts	10,250,068
Interest receivable	4,049,858
Receivable for securities sold	2,316,157
Receivable for fund shares sold	1,824,884
Futures variation margin receivable	493,594
Dividends receivable	87,259

TOTAL ASSETS	821,148,348

LIABILITIES:

Due to custodian	75,700
Foreign currency overdraft, at value (identified cost $2,565)	2,529
Accrued sub-transfer agent fees[1]	91,690
Accrued management fees[1]	30,837
Accrued fund accounting and administration fees[1]	29,675
Accrued distribution and service (Rule 12b-1) fees (Class S)[1]	6,026
Accrued Chief Compliance Officer service fees[1]	2,171
Payable for securities purchased	3,838,525
Payable for fund shares repurchased	769,860
Futures variation margin payable	183,614
Other payables and accrued expenses	66,643

TOTAL LIABILITIES	5,097,270

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$816,051,078

NET ASSETS CONSIST OF:

Capital stock	$860,740
Additional paid-in-capital	873,770,771
Total distributable earnings (loss)	(58,580,433)

TOTAL NET ASSETS	$816,051,078

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($29,206,374/2,966,561 shares)	$9.85

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($187,137,186/21,945,934 shares)	$8.53

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($599,707,518/61,161,512 shares)	$9.81

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statement of Operations

For the Year Ended December 31, 2023

INVESTMENT INCOME:

Interest	$36,260,351
Dividends	2,457,941

Total Investment Income	38,718,292

EXPENSES:

Management fees (Note 3)	2,448,957
Sub-transfer agent fees (Note 3)	232,315
Fund accounting and administration fees (Note 3)	146,986
Directors’ fees (Note 3)	117,074
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	74,178
Chief Compliance Officer service fees (Note 3)	8,367
Custodian fees	30,121
Miscellaneous	409,715

Total Expenses	3,467,713
Less reduction of expenses (Note 3)	(1,974,606)

Net Expenses	1,493,107

NET INVESTMENT INCOME	37,225,185

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	(4,115,796)
Futures contracts	(5,245,817)
Foreign currency and translation of other assets and liabilities	(7,637)

(9,369,250)
Net change in unrealized appreciation (depreciation) on-
Investments	22,127,290
Futures contracts	1,176,583
Foreign currency and translation of other assets and liabilities	(2,986)

23,300,887

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	13,931,637

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,156,822

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statements of Changes in Net Assets

	FOR THE	FOR THE
	YEAR ENDED	YEAR ENDED
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$37,225,185	$28,479,896
Net realized gain (loss) on investments and foreign currency	(9,369,250)	(31,207,663)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	23,300,887	(44,393,705)

Net increase (decrease) from operations	51,156,822	(47,121,472)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(1,054,174)	(703,862)
Class I	(8,824,737)	(5,026,277)
Class W	(24,739,261)	(19,469,136)
From return of capital (Class S)	(64,975)	—
From return of capital (Class I)	(543,923)	—
From return of capital (Class W)	(1,524,833)	—

Total distributions to shareholders	(36,751,903)	(25,199,275)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(15,867,225)	161,611,136

Net increase (decrease) in net assets	(1,462,306)	89,290,389

NET ASSETS:

Beginning of year	817,513,384	728,222,995

End of year	$816,051,078	$817,513,384

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.65	$10.61	$10.93	$10.44	$10.18
Income (loss) from investment operations:
Net investment income[1]	0.39	0.31	0.30	0.29	0.28
Net realized and unrealized gain (loss) on investments	0.18	(1.02)	(0.02)	0.48	0.23
Total from investment operations	0.57	(0.71)	0.28	0.77	0.51
Less distributions to shareholders:
From net investment income	(0.35)	(0.25)	(0.30)	(0.28)	(0.25)
From net realized gain on investments	—	—	(0.30)	(0.00)[2]	—
From return of capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.37)	(0.25)	(0.60)	(0.28)	(0.25)

Net asset value - End of year	$9.85	$9.65	$10.61	$10.93	$10.44
Net assets - End of year (000’s omitted)	$29,206	$31,882	$17,776	$20,925	$22,884
Total return[3]	5.99%	(6.71% )	2.59%	7.54%	5.01%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.72%	0.72%	0.73%	0.73%	0.75%
Net investment income	4.01%	3.15%	2.71%	2.74%	2.80%
Series portfolio turnover	42%	60%	69%	96%	75%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	N/A	N/A	N/A	0.01%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.42	$9.29	$9.65	$9.26	$9.09
Income (loss) from investment operations:
Net investment income[1]	0.36	0.30	0.29	0.28	0.28
Net realized and unrealized gain (loss) on investments	0.14	(0.90)	(0.02)	0.42	0.20
Total from investment operations	0.50	(0.60)	0.27	0.70	0.48
Less distributions to shareholders:
From net investment income	(0.37)	(0.27)	(0.33)	(0.31)	(0.31)
From net realized gain on investments	—	—	(0.30)	(0.00)[2]	—
From return of capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.39)	(0.27)	(0.63)	(0.31)	(0.31)

Net asset value - End of year	$8.53	$8.42	$9.29	$9.65	$9.26
Net assets - End of year (000’s omitted)	$187,137	$192,903	$36,639	$21,687	$19,039
Total return[3]	6.16%	(6.42% )	2.81%	7.74%	5.37%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.49%	0.47%	0.49%	0.49%	0.48%
Net investment income	4.25%	3.47%	2.97%	2.96%	3.01%
Series portfolio turnover	42%	60%	69%	96%	75%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	N/A	N/A	N/A	0.01%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Financial Highlights - Class W

	FOR THE YEAR ENDED				FOR THE
					PERIOD
					3/1/19[1] TO
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.62	$10.57	$10.90	$10.41	$10.34
Income (loss) from investment operations:
Net investment income[2]	0.45	0.37	0.37	0.36	0.30
Net realized and unrealized gain (loss) on investments	0.17	(1.01)	(0.03)	0.49	0.12
Total from investment operations	0.62	(0.64)	0.34	0.85	0.42
Less distributions to shareholders:
From net investment income	(0.41)	(0.31)	(0.37)	(0.36)	(0.35)
From net realized gain on investments	—	—	(0.30)	(0.00)[3]	—
From return of capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.43)	(0.31)	(0.67)	(0.36)	(0.35)

Net asset value - End of period	$9.81	$9.62	$10.57	$10.90	$10.41
Net assets - End of period (000’s omitted)	$599,708	$592,728	$673,807	$631,570	$859,888
Total return[4]	6.66%	(6.05% )	3.19%	8.29%	4.10%	[5]

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%	0.05%	0.05%	0.05%	0.05%	[6]
Net investment income	4.69%	3.68%	3.40%	3.40%	3.44%	[6]
Series portfolio turnover	42%	60%	69%	96%	75%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.34%	0.32%	0.32%	0.32%	0.31%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $(0.01).

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Includes litigation proceeds. Excluding this amount, the total return would have been 4.00%.

6Annualized.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Notes to Financial Statements

1.	Organization

Unconstrained Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return, and its secondary objective is to provide preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2023, 6.4 billion shares have been designated in total among 15 series, of which 100 million have been designated as Unconstrained Bond Series Class I common stock and Unconstrained Bond Series Class Z common stock, 125 million have been designated as Unconstrained Bond Series Class S common stock and 150 million have been designated as Unconstrained Bond Series Class W common stock. Class Z common stock is not currently offered for sale.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds, loan assignments, and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, in which case they would be categorized in Level 3.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2023 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Preferred securities:
Information Technology	$1,560,726	$1,560,726	$—	$—
Debt securities:
U.S. Treasury and other U.S. Government agencies	318,650,909	—	318,650,909	—
States and political subdivisions (municipals)	3,030,700	—	3,030,700	—
Corporate debt:
Communication Services	18,774,970	—	18,774,970	—
Consumer Discretionary	9,032,941	—	9,032,941	—
Consumer Staples	7,960,774	—	7,960,774	—
Energy	19,261,979	—	19,261,979	—
Financials	22,196,441	—	22,196,441	—
Industrials	27,112,285	—	27,112,285	—
Information Technology	3,373,702	—	3,373,702	—
Materials	5,763,302	—	5,763,302	—
Real Estate	25,167,565	—	25,167,565	—
Utilities	12,118,675	—	12,118,675	—
Asset-backed securities	174,749,642	—	174,749,642	—
Commercial mortgage-backed securities	105,312,577	—	105,312,577	—
Foreign government bonds	4,396,537	—	4,396,537	—
Mutual fund	24,092,386	24,092,386	—	—
Short-Term Investment	19,570,417	19,570,417	—	—
Other financial instruments:*
Foreign currency exchange contracts	418,586	418,586	—	—
Interest rate contracts	6,584,263	6,584,263	—	—
Total assets	809,129,377	52,226,378	756,902,999	—
Liabilities:
Other financial instruments:*
Interest rate contracts	(6,324,332)	(6,324,332)	—	—
Total liabilities	(6,324,332)	(6,324,332)	—	—
Total	$802,805,045	$45,902,046	$756,902,999	$—

*Other financial instruments are futures (Level 1). Futures are valued at the unrealized appreciation (depreciation) on the instrument.

LIBOR Transition Risk

The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate (“SOFR”) has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The Series may be exposed to financial instruments that recently LIBOR transitioned from, or continue to be tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Series is uncertain.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific examples are directly charged to that Class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Futures

The Series may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Series to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Series may use futures contracts to manage exposure to the bond market or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Advisor to the Series may be attempting to sell some or all the Series’ holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, a Series is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Series, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Series recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade. The Series’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

Option Contracts

The Series may write (sell) or buy call or put options on securities and other financial instruments. When the Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When the Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Option Contracts (continued)

When the Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

The Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. No such investments were held by the Series on December 31, 2023.

The following table presents the present value of derivatives held at December 31, 2023 as reflected on the Statement of Assets and Liabilities, and the effect of derivative instruments on the Statement of Operations:

STATEMENT OF ASSETS AND LIABILITIES
Derivative	Assets Location
Foreign currency exchange contracts	Net unrealized appreciation[1]	$418,586
Interest rate contracts	Net unrealized appreciation[1]	$6,584,263
Derivative	Liabilities Location
Interest rate contracts	Net unrealized depreciation[1]	$(6,324,332)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Credit contracts	Net realized gain (loss) on futures contracts	$(532,060)
Foreign currency exchange contracts	Net realized gain (loss) on futures contracts	$(927,616)
Interest rate contracts	Net realized gain (loss) on futures contracts	$(3,786,141)
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Credit contracts	Net change in unrealized appreciation(depreciation) on futures contracts	$337,054
Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$418,586
Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$420,943

1Includes cumulative appreciation/depreciation on futures contracts as reported in the Investment Portfolio, and is included within Net Assets as the components of capital are not required to be presented separately on the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

The average month-end balances for the year ended December 31, 2023 were as follows:

Futures Contracts:
Average number of contracts purchased	2,312
Average number of contracts sold	1,072
Average notional value of contracts purchased	$443,060,432
Average notional value of contracts sold	$216,457,041

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2023.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2023.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2023, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2020 through December 31, 2023. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made monthly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.30% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund. For the year ended December 31, 2023, the sub-transfer agency expenses incurred by Class S and Class I were $24,743 and $207,572, respectively.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $18,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Unconstrained Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.50% of the average daily net assets of the Class S and Class I shares, 0.05% of the average daily net assets of the Class W shares, and 0.35% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $1,755,881 in management fees for Class W for the year ended December 31, 2023. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $218,725 for Class W shares for the year ended December 31, 2023. These amounts are included as a reduction of expenses on the Statement of Operations.

As of December 31, 2023, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31,
	2024	2025	2026	TOTAL
Class W	$147,021	$121,399	$218,725	$487,145

For the year ended December 31, 2023, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

4.	Purchases and Sales of Securities

For the year ended December 31, 2023, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $168,115,267 and $251,760,688, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $207,010,509 and $66,170,000, respectively.

5.	Capital Stock Transactions

Transactions in Class S, Class I, and Class W shares of Unconstrained Bond Series were:

CLASS S	FOR THE YEAR ENDED 12/31/23		FOR THE YEAR ENDED 12/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	879,129	$8,524,107	2,808,386	$27,913,644
Reinvested	114,833	1,113,847	68,029	661,035
Repurchased	(1,330,212)	(12,872,582)	(1,249,158)	(12,344,700)
Total	(336,250)	$(3,234,628)	1,627,257	$16,229,979

Unconstrained Bond Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS I	FOR THE YEAR ENDED 12/31/23		FOR THE YEAR ENDED 12/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	11,159,257	$94,162,612	29,763,574	$258,057,218
Reinvested	1,103,399	9,297,817	574,241	4,859,860
Repurchased	(13,230,683)	(111,391,358)	(11,367,473)	(97,110,497)
Total	(968,027)	$(7,930,929)	18,970,342	$165,806,581

CLASS W	FOR THE YEAR ENDED 12/31/23		FOR THE YEAR ENDED 12/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	6,287,023	$60,335,772	3,393,946	$34,217,149
Reinvested	2,660,063	25,702,707	1,909,664	18,579,224
Repurchased	(9,400,909)	(90,740,147)	(7,435,375)	(73,221,797)
Total	(453,823)	$(4,701,668)	(2,131,765)	$(20,425,424)

Approximately 74% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2024 unless extended or renewed. During the year ended December 31, 2023, the Series did not borrow under the line of credit.

7.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. For the year ended December 31, 2023, the Series invested in futures contracts (credit, foreign currency exchange and interest rate risk).

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of

Unconstrained Bond Series

Notes to Financial Statements (continued)

8.	Foreign Securities (continued)

currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. The portion of distributions that exceeds a Series’ current and accumulated earnings and profits, as measured on a tax basis, constitutes a non-taxable return of capital. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, preferred securities and the realization for tax purposes of unrealized gains/losses on certain futures. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/23	FOR THE YEAR ENDED 12/31/22
Ordinary income	$34,618,172	$25,199,275
Return of capital	$2,133,731	—

At December 31, 2023, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$829,771,126
Unrealized appreciation	8,547,596
Unrealized depreciation	(35,513,550)

Net unrealized depreciation	$(26,965,954)
Capital Loss Carryforward	$(31,076,633)
Qualified late-year losses[1]	$576,462

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2024.

At December 31, 2023, the Series had net short-term capital loss carryforwards of $9,274,088 and net long-term capital loss carryforwards of $21,802,545, which may be carried forward indefinitely.

10.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

Unconstrained Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Unconstrained Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Unconstrained Bond Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 16, 2024

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer1

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1978
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office2 & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:

Chief Financial Officer since 2018; Vice President of Finance (2016–2018); Director of Finance (2011–2016); Financial Analyst/Internal Auditor (2004–2006) – Manning & Napier Advisors, LLC and affiliates

Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1945
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

Name:	Eunice K. Chapon
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1969
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since May 2023
Principal Occupation(s) During Past 5 Years:	Director of Operations and Business Development since 2022 – BrightEdge/American Cancer Society (impact investment/non-profit); General Counsel and Chief Operating Officer (2021-2022) – Decency Global Inc. (ESG start-up); Senior Vice President and Counsel, Head of Legal – Global Distribution (2018-2021); Vice President and Counsel (2016-2018) – Natixis Investment Managers (investment management)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1965
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1957
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (education); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1950
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018) – Manning & Napier Advisors, LLC; Corporate Secretary, Director since 2019 – Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1980
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[2] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018) - Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.

Name:	Scott Morabito
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Vice President
Term of Office[2] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021.

Name:	Jill Peeper
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Assistant Treasurer
Term of Office2 & Length of Time Served:	Assistant Treasurer since 2023
Principal Occupation(s) During Past 5 Years:	Mutual Fund Financial Reporting Manager since 2022 - Manning & Napier Advisors, LLC; Fund Accounting Manager (2007 – 2022) – State Street Bank.

Name:	Troy Statczar
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1971
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office2 & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Principal Consultant, Fund Officers, since 2020 – ACA Group (formerly Foreside Financial Group); Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Sarah Turner
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:

General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP

Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

1Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

2The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

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Unconstrained Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End
2. Fund Holdings - Quarter-End
3. Shareholder Report - Annual
4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCPB-12/23-AR

www.manning-napier.com

Manning & Napier Fund, Inc.

High Yield Bond Series

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

2023 was surprising on many fronts. The resiliency of the U.S. economy, driven by a strong labor market and consumer spending, was unanticipated by many observers, including us. While inflation has come down globally without a large spike in unemployment, interest rates remain high relative to the past 15 years around the world, creating increasing pressure on indebted families, companies, and governments. On the geopolitical front, the world feels more dangerous than in many decades, confronting war in the Middle East and Europe and heightened tension between China and the U.S.

Capital markets have likewise been surprising. For much of the year equities globally rose in aggregate, but in a remarkably concentrated way, as a mere seven U.S. technology stocks explain pretty much the entirety of the returns in equities both in the U.S. and globally through October. Bonds, meanwhile, struggled into the early fall. However, in the last two months of 2023, strong comments from the Federal Reserve indicating a likely pivot to reducing rates more significantly in 2024 led to very strong rallies in both stocks in a broader fashion and in bonds. Both stocks and bonds did well on a global basis in 2023.

As 2023 amply demonstrated, the future is unknown and prone to surprises. We have confidence in our ability to mitigate the risks emerging from the current environment, while keeping our shareholders’ goals and needs at the forefront of our decision making.

Our consistent investment philosophies, disciplines, and time-tested processes – that have guided our seasoned investors over multiple economic and capital market cycles over the past half-century – remain at our core and will support us as this cycle plays out.

In 2023, we launched a new investment strategy, the Callodine Equity Income fund, in partnership with the Callodine Group, our parent company. The combination with Callodine was a strategic decision to position Manning & Napier well for the future and to help us continue to evolve in ways that seek to benefit our investors. We look forward to sharing new investment strategies and opportunities with you in the future.

Above all, we thank and appreciate your continued confidence in our firm.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

High Yield Bond Series

Fund Commentary

(unaudited)

Investment Objective

To provide a high level of long-term total return, which is a combination of income and capital appreciation. Under normal circumstances, the Series will invest at least 80% of its assets in bonds that are rated below investment-grade (junk bonds), and/or securities that are designed to track the performance of non-investment grade securities, principally exchange-traded funds.

Performance Commentary

After posting negative returns the previous year, high yield markets posted positive, double digit returns for the year with some of the largest gains occurring during the fourth quarter. This was in large part due to a pivot in Federal Reserve policy as they appear to be at the end of their rate hiking campaign and are projecting cuts in 2024, causing yields across the curve to fall and risk assets to rally.

The High Yield Bond Series Class S generated strong, positive returns for the year and was roughly in line with its benchmark, the Intercontinental Exchange Bank of America U.S. Cash Pay High Yield Index, returning 13.18% and 13.40% respectively. When viewed on a gross-of-fee basis, the Series outperformed its benchmark.

While sector allocation, including an allocation to cash, was a mild detractor for the year, it was offset by strong security selection, most notably within Basic Industry and Financial Services.

In terms of positioning, we continue to focus on businesses that generate positive free cash flow and that either pay down debt or focus on improving their business with good relative value. The result is a concentrated, high conviction portfolio with a modestly higher quality tilt than the broad high yield market. In terms of sector exposure, we continue to have limited exposure to areas of the market such as Retail and have found significant value in areas such as Financial Services.

While markets appear to be increasingly embracing the soft-landing narrative and the Federal Reserve has struck a more dovish tone, we still believe that the economy is in the later stages. Furthermore, as financial conditions have tightened over the past two years, we believe that we will likely begin to see a more normal credit cycle play out and are already starting to see an uptick (albeit slow) in defaults. As we look to navigate this difficult environment, we believe that a select, disciplined approach focused on current valuations and economic conditions will be key to avoiding areas of risk and uncovering opportunities.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Performance for the High Yield Bond Series Class S shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses. Additional information and associated disclosures can be found on the Performance Update page of this report.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the Intercontinental Exchange Bank of America U.S. Cash Pay High Yield Index.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal. Investments in derivatives can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

2

High Yield Bond Series

Performance Update as of December 31, 2023

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2023
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
High Yield Bond Series - Class S2	13.18%	6.86%	5.26%
High Yield Bond Series - Class I2,3	13.48%	7.14%	5.54%
High Yield Bond Series - Class W2,4	14.11%	7.69%	5.67%
High Yield Bond Series - Class Z2,4	13.77%	7.26%	5.46%
Intercontinental Exchange (ICE) Bank of America (BofA) U.S. Cash Pay High Yield Index[5]	13.40%	5.22%	4.51%

The following graph compares the value of a $10,000 investment in the High Yield Bond Series - Class S for the ten years ended December 31, 2023 to the Intercontinental Exchange (ICE) Bank of America (BofA) U.S. Cash Pay High Yield Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2023, this net expense ratio was 0.90% for Class S, 0.65% for Class I, 0.10% for Class W and 0.50% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.96% for Class S, 0.69% for Class I, 0.57% for Class W and 0.56% for Class Z for the year ended December 31, 2023.

3For periods through August 1, 2012 (the inception date of the Class I shares), performance for the Class I shares is based on historical performance of the Class S shares. Because the Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

4For periods through March 1, 2019 (the inception date of the Class W and Class Z shares), performance for the Class W and Class Z shares is based on the historical performance of the Class S shares. Because the Class W and Class Z shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, issued in the U.S. domestic market. Qualifying securities must have at least one year remaining term to final maturity as of the rebalancing date, at least 18 months to final maturity at the time of issuance, a fixed coupon schedule, and a minimum amount outstanding of $250 million. The Index returns do not reflect any fees or expenses. Index returns provided by ICE Intercontinental Exchange (ICE). Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Manning & Napier. ICE Data and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

3

High Yield Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/23	ENDING ACCOUNT VALUE 12/31/23	EXPENSES PAID DURING PERIOD* 7/1/23 - 12/31/23	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,082.40	$4.72	0.90%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Class I
Actual	$1,000.00	$1,082.90	$3.41	0.65%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
Class W
Actual	$1,000.00	$1,085.10	$0.53	0.10%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%
Class Z
Actual	$1,000.00	$1,083.80	$2.63	0.50%
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

High Yield Bond Series

Portfolio Composition as of December 31, 2023

(unaudited)

Sector Allocation[1]

1As a percentage of net assets.

5

High Yield Bond Series

Investment Portfolio - December 31, 2023

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS - 92.9%

Non-Convertible Corporate Bonds- 92.9%
Communication Services - 12.5%
Diversified Telecommunication Services - 2.8%
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027[2]	7,820,000	$7,649,469
Vmed O2 UK Financing I plc (United Kingdom), 4.75%, 7/15/2031[2]	8,300,000	7,418,135
		15,067,604
Media - 9.7%
Cable One, Inc., 4.00%, 11/15/2030[2]	9,425,000	7,544,049
CCO Holdings LLC - CCO Holdings Capital Corp., 4.25%, 2/1/2031[2]	7,750,000	6,770,751
CSC Holdings LLC, 5.25%, 6/1/2024	4,500,000	4,404,299
iHeartCommunications, Inc., 6.375%, 5/1/2026	7,496,000	6,381,005
McGraw-Hill Education, Inc., 5.75%, 8/1/2028[2]	8,042,000	7,755,651
Sirius X.M. Radio, Inc., 4.00%, 7/15/2028[2]	4,892,000	4,534,342
TEGNA, Inc., 4.625%, 3/15/2028	7,904,000	7,379,640
Telenet Finance Luxembourg Notes S.A.R.L (Belgium), 5.50%, 3/1/2028[2]	7,200,000	6,728,040
		51,497,777
Total Communication Services		66,565,381
Consumer Discretionary - 8.8%
Automobiles - 1.4%
Ford Motor Credit Co. LLC, 7.35%, 3/6/2030	7,000,000	7,514,027
Hotels, Restaurants & Leisure - 4.1%
Affinity Interactive, 6.875%, 12/15/2027[2]	8,500,000	7,588,134
Allwyn Entertainment Financing UK plc (Czechia), 7.875%, 4/30/2029[2]	6,575,000	6,766,742
Full House Resorts, Inc., 8.25%, 2/15/2028[2]	8,068,000	7,596,108
		21,950,984
Household Durables - 1.5%
Adams Homes, Inc., 9.25%, 10/15/2028[2]	7,605,000	7,722,972
Leisure Products - 1.0%
Vista Outdoor, Inc., 4.50%, 3/15/2029[2]	5,373,000	5,259,955
Specialty Retail - 0.8%
Staples, Inc., 10.75%, 4/15/2027[2]	6,015,000	4,394,429
Total Consumer Discretionary		46,842,367
Consumer Staples - 2.8%
Consumer Staples Distribution & Retail - 1.4%
C&S Group Enterprises LLC, 5.00%, 12/15/2028[2]	8,940,000	7,264,477

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples (continued)
Food Products - 1.4%
Minerva Luxembourg S.A. (Brazil), 4.375%, 3/18/2031[2]	9,136,000	$7,525,947
Total Consumer Staples		14,790,424

Energy - 14.3%
Energy Equipment & Services - 3.4%
Borr IHC Ltd. - Borr Finance LLC (Mexico), 10.00%, 11/15/2028[2]	6,515,000	6,761,906
HMH Holding B.V. (Norway), 9.875%, 11/16/2026	4,600,000	4,669,000
Odfjell Rig III Ltd. (Norway), 9.25%, 5/31/2028	6,641,026	6,786,612
		18,217,518
Oil, Gas & Consumable Fuels - 10.9%
Atlantica Sustainable Infrastructure plc (Spain), 4.125%, 6/15/2028[2]	7,106,000	6,649,657
Brooge Petroleum and Gas Investment Co. FZE (United Arab Emirates), 8.50%, 9/24/2025[2]	12,333,169	11,056,273
Guara Norte S.A.R.L (Brazil), 5.198%, 6/15/2034[2]	7,361,465	6,708,779
Martin Midstream Partners LP - Martin Midstream Finance Corp., 11.50%, 2/15/2028[2]	4,975,000	5,148,843
NGL Energy Operating LLC - NGL Energy Finance Corp., 7.50%, 2/1/2026[2]	3,280,000	3,313,865
Ping Petroleum UK Ltd. (Bermuda), 12.00%, 7/29/2024 (Acquired 07/14/2021 - 11/16/2023, cost $2,598,500)[3]	2,700,000	2,478,776
Summit Midstream Holdings LLC - Summit Midstream Finance Corp., 9.00%, 10/15/2026[2,4]	9,975,000	9,954,569
Venture Global LNG, Inc., 8.125%, 6/1/2028[2]	12,750,000	12,876,159
		58,186,921
Total Energy		76,404,439
Financials - 16.1%
Capital Markets - 4.9%
BGC Group, Inc.,
4.375%, 12/15/2025	5,225,000	5,015,273
8.00%, 5/25/2028	7,350,000	7,721,393
Cantor Fitzgerald LP, 7.20%, 12/12/2028[2]	7,375,000	7,568,306
Drawbridge Special Opportunities Fund LP - Drawbridge Special Opportunities Finance Corporation, 3.875%, 2/15/2026[2]	6,500,000	6,003,340
		26,308,312

The accompanying notes are an integral part of the financial statements.

6

High Yield Bond Series

Investment Portfolio - December 31, 2023

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Consumer Finance - 4.6%
Navient Corp., 5.625%, 8/1/2033	12,721,000	$10,487,661
PRA Group, Inc., 8.375%, 2/1/2028[2]	7,000,000	6,667,818
SLM Corp., 3.125%, 11/2/2026	8,000,000	7,487,603
		24,643,082
Financial Services - 6.6%
Burford Capital Global Finance LLC, 6.875%, 4/15/2030[2]	7,480,000	7,347,468
Coinbase Global, Inc., 3.375%, 10/1/2028[2]	5,850,000	4,878,086
LD Holdings Group LLC, 6.125%, 4/1/2028[2]	6,750,000	5,790,858
Oxford Finance LLC - Oxford Finance Co-Issuer II, Inc., 6.375%, 2/1/2027[2]	7,730,000	7,312,318
Puffin Finance S.A.R.L (Virgin Islands (British)), 15.00%, 9/11/2025	4,830,000	4,917,927
United Wholesale Mortgage LLC, 5.50%, 4/15/2029[2]	4,994,000	4,726,783
		34,973,440
Total Financials		85,924,834
Health Care - 7.4%
Health Care Providers & Services - 5.3%
AdaptHealth LLC, 6.125%, 8/1/2028[2]	8,957,000	7,732,527
CHS/Community Health Systems, Inc., 5.25%, 5/15/2030[2]	9,000,000	7,530,626
LifePoint Health, Inc., 9.875%, 8/15/2030[2]	7,225,000	7,339,876
Pediatrix Medical Group, Inc., 5.375%, 2/15/2030[2]	6,665,000	6,002,334
		28,605,363
Pharmaceuticals - 2.1%
Bausch Health Companies, Inc., 4.875%, 6/1/2028[2]	7,000,000	4,223,983
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), 8.125%, 9/15/2031	6,250,000	6,826,725
		11,050,708
Total Health Care		39,656,071
Industrials - 13.2%
Commercial Services & Supplies - 1.3%
Enviri Corp., 5.75%, 7/31/2027[2]	4,690,000	4,360,760
The GEO Group, Inc., 9.50%, 12/31/2028[2]	2,780,000	2,690,835
		7,051,595
Construction & Engineering - 7.0%
Global Infrastructure Solutions, Inc., 7.50%, 4/15/2032[2]	10,858,000	10,090,246
IEA Energy Services LLC, 6.625%, 8/15/2029[2]	6,465,000	6,066,401

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Construction & Engineering (continued)
IHS Holding Ltd. (Nigeria), 6.25%, 11/29/2028[2]	11,250,000	$9,113,114
Tutor Perini Corp., 6.875%, 5/1/2025[2]	12,456,000	12,188,235
		37,457,996
Passenger Airlines - 3.5%
Alaska Airlines Pass-Through Trust, Series 2020-1, Class B, 8.00%, 8/15/2025[2]	1,815,052	1,827,772
American Airlines Pass-Through Trust, Series 2021-1, Class B, 3.95%, 7/11/2030	2,837,380	2,527,507
United Airlines Pass-Through Trust, Series 2018-1, Class B, 4.60%, 3/1/2026	3,728,540	3,490,220
Series 2019-2, Class B, 3.50%, 5/1/2028	5,129,438	4,601,640
VistaJet Malta Finance plc - Vista Management Holding, Inc. (Switzerland), 9.50%, 6/1/2028[2]	7,000,000	5,921,199
		18,368,338
Trading Companies & Distribution - 1.4%
Verde Purchaser LLC, 10.50%, 11/30/2030[2]	7,520,000	7,623,613
Total Industrials		70,501,542

Information Technology - 1.2%
Electronic Equipment, Instruments & Components - 0.6%
TTM Technologies, Inc., 4.00%, 3/1/2029[2]	3,620,000	3,288,325
Software - 0.6%
GoTo Group, Inc., 5.50%, 9/1/2027[2]	6,950,000	3,343,237
Total Information Technology		6,631,562
Materials - 7.3%
Chemicals - 1.3%
Calderys Financing LLC (France), 11.25%, 6/1/2028[2]	6,560,000	6,874,297
Metals & Mining - 6.0%
Eldorado Gold Corp. (Turkey), 6.25%, 9/1/2029[2]	7,494,000	7,034,144
Endeavour Mining plc (Burkina Faso), 5.00%, 10/14/2026[2]	7,575,000	6,999,777
Infrabuild Australia Pty Ltd. (Australia), 14.50%, 11/15/2028[2]	7,290,000	7,502,777
Mineral Resources Ltd. (Australia), 9.25%, 10/1/2028[2]	6,610,000	6,967,730
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.70%, 5/12/2031[2]	4,135,531	3,619,437

The accompanying notes are an integral part of the financial statements.

7

High Yield Bond Series

Investment Portfolio - December 31, 2023

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Metals & Mining (continued)
Northwest Acquisitions ULC - Dominion Finco, Inc., 7.125%, 11/1/2022 (Acquired 10/10/2017 - 05/15/2020, cost $1,518,841)[3,5]	6,535,000	$654
		32,124,519
Total Materials		38,998,816
Real Estate - 4.7%
Industrial REITs - 0.9%
IIP Operating Partnership LP, 5.50%, 5/25/2026	5,455,000	5,032,107
Real Estate Management & Development - 1.3%
Five Point Operating Co. LP - Five Point Capital Corp., 7.875%, 11/15/2025[2]	6,830,000	6,800,704
Specialized REITs - 2.5%
ATP Tower Holdings LLC - Andean Tower Partners Colombia SAS - Andean Telecom Par (Chile), 4.05%, 4/27/2026[2]	10,010,000	9,065,684
Pelorus Fund REIT LLC, 7.00%, 9/30/2026 (Acquired 09/21/2021 - 07/08/2022, cost $4,114,250)[3]	4,355,000	4,271,938
		13,337,622
Total Real Estate		25,170,433
Utilities - 4.6%
Electric Utilities - 1.3%
Alexander Funding Trust II, 7.467%, 7/31/2028[2]	6,620,000	6,958,277
Independent Power and Renewable Electricity Producers - 3.3%
Drax Finco plc (United Kingdom), 6.625%, 11/1/2025[2]	6,039,000	5,979,156

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities (continued)
Independent Power and Renewable Electricity Producers (continued)
Talen Energy Supply LLC, 8.625%, 6/1/2030[2]	4,325,000	$4,598,846
Vistra Operations Co. LLC, 7.75%, 10/15/2031[2]	6,620,000	6,873,598
		17,451,600
Total Utilities		24,409,877

TOTAL CORPORATE BONDS
(Identified Cost $493,913,230)		495,895,746

ASSET-BACKED SECURITIES - 0.7%

Oxford Finance Funding Trust, Series 2023-1A, Class A2, 6.716%, 2/15/2031[2]
(Identified Cost $3,850,000)	3,850,000	3,838,881

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.9%

PCG LLC, Series 2023-1, (1 mo. U.S. Secured Overnight Financing Rate + 6.000%), 11.356%, 7/25/2029 (Acquired 07/24/2023, cost $4,495,435)[3,6]
(Identified Cost $4,495,435)	4,495,435	4,494,779

MUTUAL FUND - 1.7%

iShares Broad USD High Yield Corporate Bond ETF
(Identified Cost $8,936,351)	253,265	9,206,183

SHORT-TERM INVESTMENT - 1.6%
Dreyfus Government Cash Management, Institutional Shares, 5.25%[7]
(Identified Cost $8,765,094)	8,765,094	8,765,094

TOTAL INVESTMENTS - 97.8%
(Identified Cost $519,960,110)		522,200,683
OTHER ASSETS, LESS LIABILITIES - 2.2%		11,651,591
NET ASSETS - 100%		$533,852,274

ETF - Exchange-Traded Fund

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

8

High Yield Bond Series

Investment Portfolio - December 31, 2023

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2023 was $397,740,620, which represented 74.5% of the Series’ Net Assets.

3Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at December 31, 2023 was $11,246,147, or 2.1% of the Series’ Net Assets.

4Represents a step-up bond that pays initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current coupon as of December 31, 2023.

5Issuer filed for bankruptcy and/or is in default of interest payments.

6Floating rate security. Rate shown is the rate in effect as of December 31, 2023.

7Rate shown is the current yield as of December 31, 2023.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

High Yield Bond Series

Statement of Assets and Liabilities

December 31, 2023

ASSETS:

Investments, at value (identified cost $519,960,110) (Note 2)	$522,200,683
Interest receivable	8,973,226
Receivable for fund shares sold	3,490,706
Dividends receivable	41,797

TOTAL ASSETS	534,706,412

LIABILITIES:

Due to custodian	297,741
Accrued sub-transfer agent fees[1]	188,800
Accrued management fees[1]	173,511
Accrued fund accounting and administration fees[1]	19,475
Accrued distribution and service (Rule 12b-1) fees (Class S)[1]	14,672
Accrued Chief Compliance Officer service fees[1]	2,171
Payable for fund shares repurchased	74,516
Other payables and accrued expenses	83,252

TOTAL LIABILITIES	854,138

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$533,852,274

NET ASSETS CONSIST OF:

Capital stock	$653,224
Additional paid-in-capital	548,945,584
Total distributable earnings (loss)	(15,746,534)

TOTAL NET ASSETS	$533,852,274

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($73,871,509/7,726,635 shares)	$9.56

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($352,945,952/45,663,672 shares)	$7.73

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($77,660,515/8,136,562 shares)	$9.54

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z
($29,374,298/3,795,570 shares)	$7.74

1  See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

10

High Yield Bond Series

Statement of Operations

For the Year Ended December 31, 2023

INVESTMENT INCOME:

Interest	$33,938,143
Dividends	1,187,689

Total Investment Income	35,125,832

EXPENSES:

Management fees (Note 3)	1,627,756
Sub-transfer agent fees (Note 3)	402,592
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	137,498
Fund accounting and administration fees (Note 3)	97,592
Directors’ fees (Note 3)	57,505
Chief Compliance Officer service fees (Note 3)	8,367
Transfer agent fees	168,260
Custodian fees	15,825
Miscellaneous	331,078

Total Expenses	2,846,473
Less reduction of expenses (Note 3)	(492,839)

Net Expenses	2,353,634

NET INVESTMENT INCOME	32,772,198

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	(7,954,666)

Net change in unrealized appreciation (depreciation) on investments	29,514,767

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	21,560,101

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,332,299

The accompanying notes are an integral part of the financial statements.

11

High Yield Bond Series

Statements of Changes in Net Assets

December 31, 2023

	FOR THE YEAR ENDED 12/31/23	FOR THE YEAR ENDED 12/31/22
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$32,772,198	$19,830,056
Net realized gain (loss) on investments	(7,954,666)	(9,797,634)
Net change in unrealized appreciation (depreciation) on investments	29,514,767	(31,351,323)

Net increase (decrease) from operations	54,332,299	(21,318,901)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(3,645,104)	(2,576,877)
Class I	(22,723,716)	(12,541,981)
Class W	(5,430,028)	(5,932,760)
Class Z	(890,536)	(209,265)
From return of capital (Class S)	(260,935)	—
From return of capital (Class I)	(1,626,677)	—
From return of capital (Class W)	(388,709)	—
From return of capital (Class Z)	(63,749)	—

Total distributions to shareholders	(35,029,454)	(21,260,883)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	178,849,881	116,382,705

Net increase (decrease) in net assets	198,152,726	73,802,921

NET ASSETS:

Beginning of year	335,699,548	261,896,627

End of year	$533,852,274	$335,699,548

The accompanying notes are an integral part of the financial statements.

12

High Yield Bond Series

Financial Highlights - Class S

December 31, 2023

	FOR THE YEAR ENDED
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.04	$10.37	$10.19	$10.10	$9.47
Income (loss) from investment operations:
Net investment income[1]	0.71	0.60	0.53	0.57	0.57
Net realized and unrealized gain (loss) on investments	0.45	(1.40)	0.47	0.03	0.73
Total from investment operations	1.16	(0.80)	1.00	0.60	1.30
Less distributions to shareholders:
From net investment income	(0.60)	(0.51)	(0.47)	(0.51)	(0.67)
From net realized gain on investments	—	(0.02)	(0.35)	—	—
From return of capital	(0.04)	—	—	—	—
Total distributions to shareholders	(0.64)	(0.53)	(0.82)	(0.51)	(0.67)

Net asset value - End of year	$9.56	$9.04	$10.37	$10.19	$10.10
Net assets - End of year (000’s omitted)	$73,871	$47,499	$47,108	$10,197	$13,113
Total return[2]	13.31%	(7.69% )	9.99%	6.28%	13.97%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	7.73%	6.23%	5.02%	5.91%	5.90%
Series portfolio turnover	94%	93%	128%	208%	143%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.06%	0.07%	0.05%	0.13%	0.12%

1 Calculated based on average shares outstanding during the years.

2 Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

13

High Yield Bond Series

Financial Highlights - Class I

December 31, 2023

	FOR THE YEAR ENDED
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$7.43	$8.64	$8.62	$8.63	$8.20
Income (loss) from investment operations:
Net investment income[1]	0.60	0.54	0.47	0.51	0.53
Net realized and unrealized gain (loss) on investments	0.36	(1.19)	0.40	0.02	0.61
Total from investment operations	0.96	(0.65)	0.87	0.53	1.14
Less distributions to shareholders:
From net investment income	(0.62)	(0.54)	(0.50)	(0.54)	(0.71)
From net realized gain on investments	—	(0.02)	(0.35)	—	—
From return of capital	(0.04)	—	—	—	—
Total distributions to shareholders	(0.66)	(0.56)	(0.85)	(0.54)	(0.71)

Net asset value - End of year	$7.73	$7.43	$8.64	$8.62	$8.63
Net assets - End of year (000’s omitted)	$352,946	$210,242	$67,760	$22,477	$20,974
Total return[2]	13.63%	(7.50% )	10.27%	6.60%	14.24%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	7.99%	6.82%	5.28%	6.17%	6.17%
Series portfolio turnover	94%	93%	128%	208%	143%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.04%	0.04%	0.02%	0.10%	0.13%

1 Calculated based on average shares outstanding during the years.

2 Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

14

High Yield Bond Series

Financial Highlights - Class W

December 31, 2023

	FOR THE YEAR ENDED				FOR THE
	12/31/23	12/31/22	12/31/21	12/31/20	PERIOD 3/1/19[1] TO 12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.03	$10.36	$10.17	$10.08	$10.01
Income (loss) from investment operations:
Net investment income[2]	0.78	0.66	0.63	0.64	0.56
Net realized and unrealized gain (loss) on investments	0.44	(1.38)	0.46	0.03	0.27
Total from investment operations	1.22	(0.72)	1.09	0.67	0.83
Less distributions to shareholders:
From net investment income	(0.66)	(0.59)	(0.55)	(0.58)	(0.76)
From net realized gain on investments	—	(0.02)	(0.35)	—	—
From return of capital	(0.05)	—	—	—	—
Total distributions to shareholders	(0.71)	(0.61)	(0.90)	(0.58)	(0.76)

Net asset value - End of period	$9.54	$9.03	$10.36	$10.17	$10.08
Net assets - End of period (000’s omitted)	$77,661	$74,810	$137,215	$119,895	$30,363
Total return[3]	14.11%	(6.92% )	10.89%	7.11%	8.63%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	0.10%	0.10%	[4]
Net investment income	8.50%	6.84%	5.92%	6.76%	6.66%	[4]
Series portfolio turnover	94%	93%	128%	208%	143%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.47%	0.46%	0.47%	0.54%	0.59%	[4]

1 Commencement of operations.

2 Calculated based on average shares outstanding during the periods.

3 Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4 Annualized.

The accompanying notes are an integral part of the financial statements.

15

High Yield Bond Series

Financial Highlights - Class Z

December 31, 2023

	FOR THE YEAR ENDED				FOR THE
	12/31/23	12/31/22	12/31/21	12/31/20	PERIOD 3/1/19[1] TO 12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$7.44	$8.65	$8.62	$8.64	$8.67
Income (loss) from investment operations:
Net investment income[2]	0.62	0.51	0.48	0.52	0.46
Net realized and unrealized gain (loss) on investments	0.35	(1.15)	0.41	0.01	0.23
Total from investment operations	0.97	(0.64)	0.89	0.53	0.69
Less distributions to shareholders:
From net investment income	(0.63)	(0.55)	(0.51)	(0.55)	(0.72)
From net realized gain on investments	—	(0.02)	(0.35)	—	—
From return of capital	(0.04)	—	—	—	—
Total distributions to shareholders	(0.67)	(0.57)	(0.86)	(0.55)	(0.72)

Net asset value - End of period	$7.74	$7.44	$8.65	$8.62	$8.64
Net assets - End of period (000’s omitted)	$29,374	$3,148	$9,813	$1,931	$1,627
Total return[3]	13.77%	(7.39% )	10.48%	6.59%	8.26%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.50%	0.50%	0.50%	0.50%	0.50%	[4]
Net investment income	8.23%	6.38%	5.41%	6.32%	6.26%	[4]
Series portfolio turnover	94%	93%	128%	208%	143%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.06%	0.06%	0.07%	0.14%	0.19%	[4]

1 Commencement of operations.

2 Calculated based on average shares outstanding during the periods.

3 Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4 Annualized.

The accompanying notes are an integral part of the financial statements.

16

High Yield Bond Series

Notes to Financial Statements

1.	Organization

High Yield Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide a high level of long-term total return by investing principally in non-investment grade fixed income securities that are issued by government and corporate entities.

The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2023, 6.4 billion shares have been designated in total among 15 series, of which 100 million have been designated as High Yield Bond Series Class I common stock and High Yield Bond Series Class Z common stock, 125 million have been designated as High Yield Bond Series Class S common stock and 50 million have been designated as High Yield Bond Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds, loan assignments, and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, in which case they would be categorized in Level 3.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

17

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2023 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
Corporate debt:
Communication Services	$66,565,381	$—	$66,565,381	$—
Consumer Discretionary	46,842,367	—	46,842,367	—
Consumer Staples	14,790,424	—	14,790,424	—
Energy	76,404,439	—	76,404,439	—

18

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Financials	$85,924,834	$—	$85,924,834	$—
Health Care	39,656,071	—	39,656,071	—
Industrials	70,501,542	—	70,501,542	—
Information Technology	6,631,562	—	6,631,562	—
Materials	38,998,816	—	38,998,816	—
Real Estate	25,170,433	—	25,170,433	—
Utilities	24,409,877	—	24,409,877	—
Asset-backed securities	3,838,881	—	3,838,881	—
Commercial mortgage-backed securities	4,494,779	—	4,494,779	—
Mutual fund	9,206,183	9,206,183	—	—
Short-Term Investment	8,765,094	8,765,094	—	—
Total assets	$522,200,683	$17,971,277	$504,229,406	$—

LIBOR Transition Risk

The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate (“SOFR”) has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The Series may be exposed to financial instruments that recently LIBOR transitioned from, or continue to be tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Series is uncertain.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities

19

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2023.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2023.

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder

20

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Mortgage-Backed Securities (continued)

only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2023, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2020 through December 31, 2023. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made monthly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

21

High Yield Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.40% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund. For the year ended December 31, 2023, the sub-transfer agency expenses incurred by Class S and Class I were $76,671 and $325,921, respectively.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $18,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.65% of the average daily net assets of the Class S and Class I shares, 0.10% of the average daily net assets of the Class W shares, and 0.50% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

22

High Yield Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Pursuant to the advisory fee waiver, the Advisor waived $302,696 in management fees for Class W for the year ended December 31, 2023. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $30,870, $103,859, $50,476 and $4,938 for Class S, Class I, Class W, and Class Z, respectively, for the year ended December 31, 2023. These amounts are included as a reduction of expenses on the Statement of Operations.

As of December 31, 2023, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31,
	2024	2025	2026	TOTAL
Class S	$12,275	$29,566	$30,870	$72,711
Class I	7,047	61,823	103,859	172,729
Class W	88,678	65,639	50,476	204,793
Class Z	3,707	2,925	4,938	11,570

For the year ended December 31, 2023, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

4.	Purchases and Sales of Securities

For the year ended December 31, 2023, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $532,807,661 and $362,701,191, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of High Yield Bond Series were:

CLASS S	FOR THE YEAR ENDED 12/31/23		FOR THE YEAR ENDED 12/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	5,301,406	$48,976,070	4,194,876	$40,616,330
Reinvested	370,066	3,407,660	223,109	2,071,687
Repurchased	(3,198,105)	(29,379,788)	(3,706,119)	(35,971,229)
Total	2,473,367	$23,003,942	711,866	$6,716,788

CLASS I	FOR THE YEAR ENDED 12/31/23		FOR THE YEAR ENDED 12/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	28,840,793	$217,265,568	32,025,385	$255,151,398
Reinvested	3,160,224	23,681,306	1,456,184	11,113,563
Repurchased	(14,622,995)	(109,231,893)	(13,037,786)	(103,591,709)
Total	17,378,022	$131,714,981	20,443,783	$162,673,252

23

High Yield Bond Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS W	FOR THE YEAR ENDED 12/31/23		FOR THE YEAR ENDED 12/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	360,659	$3,323,609	527,333	$5,146,112
Reinvested	621,512	5,707,819	606,840	5,658,667
Repurchased	(1,132,526)	(10,402,932)	(6,087,986)	(57,758,554)
Total	(150,355)	$(1,371,504)	(4,953,813)	$(46,953,775)

CLASS Z	FOR THE YEAR ENDED 12/31/23		FOR THE YEAR ENDED 12/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,748,844	$28,273,182	2,424,290	$19,257,318
Reinvested	85,195	638,840	27,063	207,597
Repurchased	(461,638)	(3,409,560)	(3,162,730)	(25,518,475)
Total	3,372,401	$25,502,462	(711,377)	$(6,053,560)

Approximately 15% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2024 unless extended or renewed. During the year ended December 31, 2023, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2023.

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign

24

High Yield Bond Series

Notes to Financial Statements (continued)

8.	Foreign Securities (continued)

governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. The portion of distributions that exceeds a Series’ current and accumulated earnings and profits, as measured on a tax basis, constitutes a non-taxable return of capital. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and preferred bonds, taxable over distribution, and a defaulted bond accrual. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/23	FOR THE YEAR ENDED 12/31/22
Ordinary income	$32,689,384	$20,855,406
Long-term capital gains	—	$405,477
Return of capital	$2,340,070	—

At December 31, 2023 the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$520,470,134
Unrealized appreciation	13,102,216
Unrealized depreciation	(11,371,667)
Net unrealized appreciation	$1,730,549
Capital loss carryforwards	$(17,477,084)

As of December 31, 2023, the Series had net short-term capital loss carryforwards of $5,158,298 and net long-term capital loss carryforwards of $12,318,786, which may be carried forward indefinitely.

10.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

25

High Yield Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of High Yield Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of High Yield Bond Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 16, 2024

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

26

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer1

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1978
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[2] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:

Chief Financial Officer since 2018; Vice President of Finance (2016–2018); Director of Finance (2011–2016); Financial Analyst/Internal Auditor (2004–2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1945
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);
Name:	Eunice K. Chapon
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1969
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since May 2023
Principal Occupation(s) During Past 5 Years:

Director of Operations and Business Development since 2022 – BrightEdge/ American Cancer Society (impact investment/non-profit); General Counsel and Chief Operating Officer (2021-2022) – Decency Global Inc. (ESG start-up); Senior Vice President and Counsel, Head of Legal – Global Distribution (2018-2021); Vice President and Counsel (2016-2018) – Natixis Investment Managers (investment management)

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

27

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1965
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:

Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A
Name:	Russell O. Vernon
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1957
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (education); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1950
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

28

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:

Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018) – Manning & Napier Advisors, LLC; Corporate Secretary, Director since 2019 – Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1980
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[2] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:

Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018) - Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.

Name:	Scott Morabito
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Vice President
Term of Office[2] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:

Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021.

Name:	Jill Peeper
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Assistant Treasurer
Term of Office[2] & Length of Time Served:	Assistant Treasurer since 2023
Principal Occupation(s) During Past 5 Years:	Mutual Fund Financial Reporting Manager since 2022 - Manning & Napier Advisors, LLC; Fund Accounting Manager (2007 – 2022) – State Street Bank.
Name:	Troy Statczar
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1971
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[2] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Principal Consultant, Fund Officers, since 2020 – ACA Group (formerly Foreside Financial Group); Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.

29

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Sarah Turner
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

1Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

2The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

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33

High Yield Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNHYB-12/23-AR

34

www.manning-napier.com

Manning & Napier Fund, Inc.

Diversified Tax Exempt Series

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

2023 was surprising on many fronts. The resiliency of the U.S. economy, driven by a strong labor market and consumer spending, was unanticipated by many observers, including us. While inflation has come down globally without a large spike in unemployment, interest rates remain high relative to the past 15 years around the world, creating increasing pressure on indebted families, companies, and governments. On the geopolitical front, the world feels more dangerous than in many decades, confronting war in the Middle East and Europe and heightened tension between China and the U.S.

Capital markets have likewise been surprising. For much of the year equities globally rose in aggregate, but in a remarkably concentrated way, as a mere seven U.S. technology stocks explain pretty much the entirety of the returns in equities both in the U.S. and globally through October. Bonds, meanwhile, struggled into the early fall. However, in the last two months of 2023, strong comments from the Federal Reserve indicating a likely pivot to reducing rates more significantly in 2024 led to very strong rallies in both stocks in a broader fashion and in bonds. Both stocks and bonds did well on a global basis in 2023.

As 2023 amply demonstrated, the future is unknown and prone to surprises. We have confidence in our ability to mitigate the risks emerging from the current environment, while keeping our shareholders’ goals and needs at the forefront of our decision making.

Our consistent investment philosophies, disciplines, and time-tested processes - that have guided our seasoned investors over multiple economic and capital market cycles over the past half-century - remain at our core and will support us as this cycle plays out.

In 2023, we launched a new investment strategy, the Callodine Equity Income fund, in partnership with the Callodine Group, our parent company. The combination with Callodine was a strategic decision to position Manning & Napier well for the future and to help us continue to evolve in ways that seek to benefit our investors. We look forward to sharing new investment strategies and opportunities with you in the future.

Above all, we thank and appreciate your continued confidence in our firm.

Sincerely,

Marc Mayer
Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Diversified Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income that is exempt from federal income taxes which the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax.

Performance Commentary

After posting negative returns the previous year, municipal bonds ended 2023 on a positive note with the largest returns being generated during the fourth quarter. This was in large part due to a pivot in Federal Reserve policy as they appear to be at the end of their rate hiking campaign and are projecting cuts in 2024, causing yields across the curve to fall and risk assets to rally.

The Diversified Tax Exempt Series Class A shares experienced positive absolute returns but underperformed on a relative basis, returning 4.10% during the year vs. 5.26% for its benchmark, the Bloomberg Municipal 1-15 Year Bond Index.

Underperformance was generally attributable to a lower duration during the earlier part of the year as yields fell, as well an underweight to lower-tier credits.

In terms of positioning, we continue to favor essential service revenue bonds, and within general obligations (GOs), we have a relatively higher quality tilt due to our selectivity within the sector.

While markets appear to be increasingly embracing the soft-landing narrative and the Federal Reserve has struck a more dovish tone, we still believe that the economy is in the later stages. Furthermore, as financial conditions have tightened over the past two years, we believe that we will likely begin to see a more normal credit cycle play out and are already starting to see an uptick (albeit slow) in defaults. As we look to navigate this difficult environment, we believe that a select, disciplined approach focused on current valuations and economic conditions will be key to avoiding areas of risk and uncovering opportunities.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Performance for the Diversified Tax Exempt Series Class A shares is provided above. Performance for other share classes will differ based on each class’s underlying expenses. Additional information and associated disclosures can be found on the Performance Update page of this report.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the Bloomberg Municipal 1-15 Year Bond Index.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation.

2

Diversified Tax Exempt Series

Performance Update as of December 31, 2023

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2023
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Diversified Tax Exempt Series - Class A2	4.10%	1.76%	1.40%
Diversified Tax Exempt Series - Class W2,3	4.62%	2.25%	1.64%
Bloomberg Municipal 1-15 Year Bond Index[4]	5.26%	2.17%	2.58%
Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index[5]	4.46%	1.89%	2.08%

The following graph compares the value of a $10,000 investment in the Diversified Tax Exempt Series - Class A for the ten years ended December 31, 2023 to the Bloomberg Municipal 1-15 Year Bond Index and Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2023, this net expense ratio was 0.62% for Class A and 0.12% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.62% for Class A and 0.62% for Class W for the year ended December 31, 2023.

3For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class A shares. Because the Class W shares invest in the same portfolio of securities as the Class A shares, performance will be different only to the extent that the Class A shares have a higher expense ratio.

4The Bloomberg Municipal 1-15 Year Index measures the performance of USD-denominated long-term, tax-exempt bond market with maturities of 1-15 years, including state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg. Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates (“Bloomberg”), and/or its third-party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third-party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

3

Diversified Tax Exempt Series

Performance Update as of December 31, 2023

(unaudited)

5The Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index is a subset of the ICE BofA U.S. Municipal Securities Index. The Index includes all U.S. dollar denominated investment grade tax-exempt debt with a remaining term to final maturity greater than one year, but less than twelve years. Qualifying securities must have at least 18 months to final maturity at the time of issuance and a fixed coupon schedule. The Index returns do not reflect any fees or expenses.Index returns provided by ICE Intercontinental Exchange (ICE). Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Manning & Napier. ICE Data and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

4

Diversified Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/23	ENDING ACCOUNT VALUE 12/31/23	EXPENSES PAID DURING PERIOD* 7/1/23 - 12/31/23	ANNUALIZED EXPENSE RATIO
Class A
Actual	$1,000.00	$1,029.70	$3.27	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$3.26	0.64%
Class W
Actual	$1,000.00	$1,031.60	$0.72	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.50	$0.71	0.14%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

5

Diversified Tax Exempt Series

Portfolio Composition as of December 31, 2023

(unaudited)

Sector Allocation[1]

1 As a percentage of net assets.

2 A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

3 A U.S. Treasury Bill is a short-term obligation of the U.S. Treasury issued with a maturity less than one year.

Top Ten States[4]
New York	12.9%	Ohio	4.3%
Texas	8.7%	Massachusetts	4.2%
Florida	8.2%	Tennessee	4.0%
Washington	8.2%	District of Columbia	3.4%
Maryland	5.5%	Illinois	3.0%

4As a percentage of total investments.

6

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2023

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS - 91.5%
ALABAMA - 0.4%
Cullman Utilities Board Water Division, Revenue Bond, AGM, 4.000%, 9/1/2025	1,000,000	$1,020,844
ALASKA - 0.7%
Alaska Municipal Bond Bank Authority
Electric Light & Power Impt., Revenue Bond, 5.000%, 12/1/2025	750,000	776,189
Electric Light & Power Impt., Revenue Bond, 5.000%, 12/1/2030	875,000	999,187
		1,775,376
CALIFORNIA - 0.6%
California, G.O. Bond, 5.000%, 8/1/2025	1,410,000	1,461,755
COLORADO - 0.8%
Denver Wastewater Management Division Department of Public Works, Public Impt., Revenue Bond, 5.000%, 11/1/2029	750,000	841,541
E-470 Public Highway Authority, Senior Lien, Series A, Revenue Bond, 5.000%, 9/1/2026	1,000,000	1,058,097
		1,899,638
DISTRICT OF COLUMBIA - 3.3%
District of Columbia
Public Impt., Series A, G.O. Bond, 5.000%, 10/15/2036.	1,265,000	1,410,267
Public Impt., Series A, G.O. Bond, 5.000%, 1/1/2041	2,000,000	2,304,704
District of Columbia Income Tax School Impt., Series A, Revenue Bond, 5.000%, 7/1/2041	1,115,000	1,276,515
School Impt., Series A, Revenue Bond, 5.000%, 7/1/2042	1,895,000	2,154,253
District of Columbia Water & Sewer Authority, Water Utility Impt., Series B,Revenue Bond, 5.000%, 10/1/2047	1,000,000	1,097,233
		8,242,972
FLORIDA - 8.1%
Broward County, Water & Sewer Utility, Sewer Impt., Series A, Revenue Bond, 5.000%, 10/1/2038	4,000,000	4,441,051
Central Florida Expressway Authority
Senior Lien, Revenue Bond, 5.000%, 7/1/2024	500,000	505,169
Senior Lien, Revenue Bond, 5.000%, 7/1/2027	500,000	540,266
Senior Lien, Revenue Bond, 5.000%, 7/1/2038	530,000	562,350
Florida
Series A, G.O. Bond, 5.000%, 6/1/2025	1,857,000	1,917,606
Series B, G.O. Bond, 5.000%, 6/1/2024	930,000	938,681

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
FLORIDA (continued)
Florida Department of Transportation Turnpike System, Series B, Revenue Bond, 2.500%, 7/1/2026	505,000	$495,682
Fort Lauderdale, Public Impt., Series A, G.O. Bond, 5.000%, 7/1/2043	1,010,000	1,138,507
JEA Electric System, Series A, Revenue Bond, 5.000%, 10/1/2028	1,000,000	1,112,408
Miami-Dade County, Revenue Bond, 5.000%, 4/1/2028	1,015,000	1,119,470
Miami-Dade County, Water & Sewer System, Sewer Impt., Revenue Bond, 5.000%, 10/1/2028	2,000,000	2,221,209
Orlando Utilities Commission, Series C, Revenue Bond, 5.000%, 10/1/2025	665,000	691,993
School District of Broward County, School Impt., G.O. Bond, 5.000%, 7/1/2032	1,895,000	2,230,918
Tampa, Water & Wastewater System, Water Utility Impt., Series A, Revenue Bond, 5.000%, 10/1/2034	950,000	1,147,660
Tampa-Hillsborough County Expressway Authority, Highway Impt., Series A, Revenue Bond, BAM, 5.000%, 7/1/2028	1,000,000	1,102,536
		20,165,506
GEORGIA - 2.8%
Atlanta, Series A-1, G.O. Bond, 5.000%, 12/1/2042	800,000	907,982
Georgia, School Impt., Series A, G.O. Bond, 5.000%, 7/1/2033	5,000,000	5,963,875
		6,871,857
HAWAII - 1.9%
City & County of Honolulu, Transit Impt., Series E, G.O. Bond, 5.000%, 3/1/2027	2,000,000	2,154,484
Hawaii
Series FE, G.O. Bond, 5.000%, 10/1/2025	1,505,000	1,565,817
Series GJ, G.O. Bond, 1.033%, 8/1/2025	500,000	473,042
Honolulu County, Series E, G.O. Bond, 5.000%, 9/1/2028	500,000	546,320
		4,739,663
ILLINOIS - 3.0%
Illinois, Public Impt., Series A, G.O. Bond, 5.000%, 11/1/2024	1,800,000	1,822,268
Illinois Municipal Electric Agency
Series A, Revenue Bond, 5.000%, 2/1/2025	2,000,000	2,037,715
Series A, Revenue Bond, 5.000%, 2/1/2026	730,000	750,727
Illinois State Toll Highway Authority
Highway Impt., Series B, Revenue Bond, 5.000%, 1/1/2038	1,050,000	1,113,149

The accompanying notes are an integral part of the financial statements.

7

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2023

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
ILLINOIS (continued)
Illinois State Toll Highway Authority (continued)
Series B, Revenue Bond, 5.000%, 1/1/2031	1,500,000	$1,710,528
		7,434,387
INDIANA - 0.4%
South Bend Sewage Works, Revenue Bond, 3.000%, 12/1/2025	1,075,000	1,081,035

IOWA - 0.4%
Des Moines, Stormwater Utility, Public Impt., Series B, Revenue Bond, 5.000%, 6/1/2031	865,000	1,005,376

KANSAS - 0.2%
Wichita, Water & Sewer Utility, Series A, Revenue Bond, 5.000%, 10/1/2024	500,000	508,066

KENTUCKY - 0.5%
Kentucky Municipal Power Agency, Series A, Revenue Bond, NATL, 5.000%, 9/1/2024	1,355,000	1,366,833

LOUISIANA - 0.2%
New Orleans, Sewer Impt., Series B, Revenue Bond, 5.000%, 6/1/2027	500,000	537,299

MAINE - 1.5%
Bar Harbor
Multiple Utility Impt., G.O. Bond, 5.000%, 10/15/2038	1,000,000	1,177,500
Multiple Utility Impt., G.O. Bond, 5.000%, 10/15/2040	1,000,000	1,166,498
Maine Municipal Bond Bank, Highway Impt., Series A, Revenue Bond, 5.000%, 9/1/2027	675,000	734,011
Maine Turnpike Authority, Highway Impt., Revenue Bond, 5.000%, 7/1/2033	550,000	634,109
		3,712,118
MARYLAND - 5.4%
Baltimore County, G.O. Bond, 5.000%, 8/1/2028	1,000,000	1,118,157
Frederick County, Public Impt., G.O. Bond, 5.000%, 4/1/2035	1,750,000	2,123,865
Maryland
School Impt., Series A, G.O. Bond, 5.000%, 8/1/2028	905,000	1,011,619
School Impt., Series A, G.O. Bond, 5.000%, 3/1/2033	5,000,000	5,913,026
School Impt., Series A, G.O. Bond, 5.000%, 8/1/2035	1,000,000	1,156,512
Series B, G.O. Bond, 5.000%, 8/1/2025	1,000,000	1,037,463
Maryland Health & Higher Educational Facilities Authority, Prerefunded Balance, Revenue Bond, 5.000%, 7/1/2030	1,010,000	1,042,230
		13,402,872

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
MASSACHUSETTS - 4.2%
Commonwealth of Massachusetts
Series B, G.O. Bond, 5.000%, 7/1/2029	775,000	$884,874
Transit Impt., Series C, G.O. Bond, 5.000%, 10/1/2047	5,000,000	5,553,056
Massachusetts
Public Impt., Series D, G.O. Bond, 5.000%, 4/1/2026	1,095,000	1,154,528
Series B, G.O. Bond, 5.000%, 7/1/2024	410,000	414,706
The Massachusetts Clean Water Trust, Water Utility Impt., Revenue Bond, 5.000%, 2/1/2030	2,100,000	2,433,449
		10,440,613
MINNESOTA - 1.3%
Minnesota
Public Impt., Series A, G.O. Bond, 5.000%, 8/1/2026	1,030,000	1,067,813
Public Impt., Series A, G.O. Bond, 5.000%, 8/1/2036	1,970,000	2,185,660
		3,253,473
MISSISSIPPI - 0.2%
Mississippi, Series E, G.O. Bond, 1.122%, 10/1/2025	500,000	471,132

MISSOURI - 1.8%
Clayton, G.O. Bond, 4.000%, 3/15/2028	510,000	544,321
Columbia School District, Series B, G.O. Bond, 5.000%, 3/1/2026	1,635,000	1,717,421
Kansas City, Sanitary Sewer System, Sewer Impt., Series A, Revenue Bond, 4.000%, 1/1/2025	750,000	758,815
Missouri Joint Municipal Electric Utility Commission, Prairie Street Project, Revenue Bond, 5.000%, 1/1/2027	1,410,000	1,507,196
		4,527,753
NEBRASKA - 2.1%
Lincoln Electric System Revenue, Series A, Prerefunded Balance, Revenue Bond, 5.000%, 9/1/2030	1,000,000	1,035,686
Nebraska Public Power District, Series B, Revenue Bond, 5.000%, 1/1/2030	640,000	731,678
Omaha Public Power District
Series A, Revenue Bond, 5.000%, 2/1/2031	1,000,000	1,101,512
Series A, Revenue Bond, 5.000%, 2/1/2046	2,065,000	2,254,927
		5,123,803
NEVADA - 0.5%
Washoe County School District, School Impt., Series A, G.O. Bond, 5.000%, 10/1/2025	1,230,000	1,276,658

The accompanying notes are an integral part of the financial statements.

8

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2023

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
NEW JERSEY - 1.2%
New Jersey Economic Development Authority
Revenue Bond, 5.000%, 6/15/2028	700,000	$769,802
School Impt., Revenue Bond, 5.000%, 6/15/2029	750,000	840,671
New Jersey Transportation Trust Fund Authority, Transit Impt., Series AA, Revenue Bond, 5.000%, 6/15/2026	1,445,000	1,489,986
		3,100,459
NEW MEXICO - 0.7%
Albuquerque, Series D, G.O. Bond, 5.000%, 7/1/2025	1,000,000	1,033,565
Bernalillo County, Public Impt., Recreational Facility Impt., G.O. Bond, 4.000%, 8/15/2024	785,000	791,236
		1,824,801
NEW YORK - 12.7%
Metropolitan Transportation Authority, Transit Impt., Green Bond, Series C-1, Revenue Bond, 4.750%, 11/15/2045	2,000,000	2,064,674
New York, Public Impt., Series D, G.O. Bond, 5.000%, 12/1/2042	1,500,000	1,618,285
New York City
Public Impt., Subseries F-3, G.O. Bond, 5.000%, 12/1/2024	825,000	842,115
Series B-1, G.O. Bond, 5.000%, 8/1/2027	1,600,000	1,741,735
Series D, G.O. Bond, 1.216%, 8/1/2026	1,200,000	1,102,559
Series E, G.O. Bond, 5.000%, 8/1/2026	1,905,000	2,023,046
New York City Municipal Water Finance Authority, Series EE, Revenue Bond, 5.000%, 6/15/2040	3,500,000	3,743,602
New York City Transitional Finance Authority Future Tax Secured
Public Impt., Revenue Bond, 3.650%, 11/1/2024	635,000	627,623
Series A-1, Revenue Bond, 5.000%, 8/1/2044	3,500,000	3,930,724
New York State Dormitory Authority
Public Impt., Series C, Revenue Bond, 5.652%, 2/15/2030	1,000,000	1,053,499
School Impt., Series E, Revenue Bond, AGM, 5.000%, 10/1/2025	860,000	861,227
Series C, Prerefunded Balance, Revenue Bond, 0.887%, 3/15/2025	950,000	906,415
Series C, Prerefunded Balance, Revenue Bond, 1.187%, 3/15/2026	1,110,000	1,032,306
New York State Thruway Authority, Series B, Revenue Bond, 4.000%, 1/1/2038	2,390,000	2,430,638
New York State Urban Development Corp.
Correctional Facility Impt., Revenue Bond, 5.250%, 3/15/2038	5,000,000	5,908,329

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
NEW YORK (continued)
New York State Urban Development Corp. (continued)
Economic Impt., Correctional Facility Impt., Series B, Revenue Bond, 2.020%, 3/15/2024	475,000	$471,674
Port Authority of New York & New Jersey, Airport & Marina Impt., Consolidated Series 222, Revenue Bond, 5.000%, 7/15/2032	1,185,000	1,371,674
		31,730,125
NORTH CAROLINA - 2.8%
Charlotte, Water & Sewer System, Revenue Bond, 5.000%, 7/1/2024	1,235,000	1,248,929
Mecklenburg County, School Impt., G.O. Bond, 5.000%, 3/1/2030	3,675,000	4,262,348
North Carolina Turnpike Authority, Highway Impt., Prerefunded Balance, Revenue Bond, 5.000%, 2/1/2024	1,500,000	1,501,585
		7,012,862
NORTH DAKOTA - 2.1%
Fargo
Public Impt., Series A, G.O. Bond, 5.000%, 5/1/2038	2,235,000	2,584,062
Public Impt., Series A, G.O. Bond, 5.000%, 5/1/2039	2,350,000	2,698,116
		5,282,178
OHIO - 4.2%
Cincinnati, Public Impt., Series A, G.O. Bond, 5.000%, 12/1/2027	1,100,000	1,209,821
Cincinnati, Water System, Water Utility Impt., Series A, Revenue Bond, 5.000%, 12/1/2032	1,410,000	1,690,368
Hamilton County, Parking Facility Impt., Series A, G.O. Bond, 5.000%, 12/1/2037	1,000,000	1,139,077
Ohio
Public Impt., Series A, G.O. Bond, 5.000%, 3/1/2041	1,845,000	2,128,535
Series A, G.O. Bond, 5.000%, 6/15/2028	500,000	555,562
Series A, G.O. Bond, 5.000%, 6/15/2029	1,000,000	1,135,220
Ohio Water Development Authority
Sewer Impt., Revenue Bond, 5.000%, 12/1/2036	1,350,000	1,514,286
Sewer Impt., Revenue Bond, 5.000%, 12/1/2037	1,000,000	1,114,234
		10,487,103
PENNSYLVANIA - 2.2%
Pennsylvania Turnpike Commission
Highway Impt., Series A, Revenue Bond, 5.000%, 12/1/2029	750,000	851,985
Highway Impt., Series A, Revenue Bond, 5.000%, 12/1/2030	850,000	965,677

The accompanying notes are an integral part of the financial statements.

9

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2023

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
PENNSYLVANIA (continued)
Pennsylvania Turnpike Commission (continued)
Series A-2, Revenue Bond, 5.000%, 6/1/2028	590,000	$624,012
Philadelphia, Water & Wastewater, Water Utility Impt., Series A, Revenue Bond, 5.000%, 11/1/2040	2,450,000	2,673,112
Pittsburgh Water & Sewer Authority, Series B, Revenue Bond, AGM, 5.000%, 9/1/2032	300,000	345,205
		5,459,991
SOUTH CAROLINA - 0.4%
Charleston, Waterworks & Sewer System, Sewer Impt., Revenue Bond, 5.000%, 1/1/2044	850,000	930,082

TENNESSEE - 4.0%
Chattanooga, Electric Light & Power Impt., Revenue Bond, 5.000%, 9/1/2039	2,000,000	2,273,514
Clarksville, Electric System, Revenue Bond, 5.000%, 9/1/2029.	1,015,000	1,112,149
Knoxville, Wastewater System, Sewer Impt., Series A, Revenue Bond, 5.000%, 4/1/2032	2,500,000	2,990,641
Metropolitan Government of Nashville & Davidson County, Water & Sewer, Series B, Revenue Bond, 1.031%, 7/1/2025	650,000	612,378
Putnam County, G.O. Bond, 5.000%, 4/1/2025	500,000	514,255
Shelby County, Series A, G.O. Bond, 5.000%, 4/1/2035	1,250,000	1,354,395
Sullivan County, Correctional Facility Impt., G.O. Bond, 5.000%, 5/1/2027	1,000,000	1,084,446
		9,941,778
TEXAS - 8.6%
Central Texas Turnpike System, Series C, Revenue Bond, 5.000%, 8/15/2027	1,470,000	1,478,516
Dallas, Waterworks & Sewer System, Series C, Revenue Bond, 5.000%, 10/1/2028	1,715,000	1,921,711
Houston, Combined Utility System, Series A, Revenue Bond, 5.000%, 11/15/2031	1,140,000	1,353,891
Irving, Public Impt., G.O. Bond, 5.000%, 9/15/2032	3,030,000	3,579,439
North Texas Municipal Water District Water System, Series A, Revenue Bond, 5.000%, 9/1/2027	1,500,000	1,626,834
North Texas Tollway Authority
Series A, Revenue Bond, 5.000%, 1/1/2026	500,000	500,000
Series A, Revenue Bond, 5.000%, 1/1/2027	2,000,000	2,089,421
Series B, Revenue Bond, 5.000%, 1/1/2029	925,000	1,036,789

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
TEXAS (continued)
San Antonio Water System, Water Utility Impt., Series A, Revenue Bond, 5.000%, 5/15/2032	1,075,000	$1,190,780
Tarrant County, Highway Impt., G.O. Bond, 5.000%, 7/15/2036	2,300,000	2,654,850
Texas Municipal Gas Acquisition & Supply Corp. III
Revenue Bond, 5.000%, 12/15/2026	200,000	205,127
Revenue Bond, 5.000%, 12/15/2027	600,000	624,075
Revenue Bond, 5.000%, 12/15/2028	250,000	262,602
Texas Water Development Board
Water Utility Impt., Revenue Bond, 5.000%, 10/15/2025	1,000,000	1,040,220
Water Utility Impt., Series B, Revenue Bond, 5.000%, 10/15/2025	1,845,000	1,919,205
		21,483,460
UTAH - 0.4%
Salt Lake City Corp., Series B, G.O. Bond, 5.000%, 6/15/2026	830,000	878,878

VIRGINIA - 1.7%
Fairfax County, Public Impt., Series A, Prerefunded Balance, G.O. Bond, 5.000%, 10/1/2035	3,580,000	3,757,882
Richmond, Public Utility, Series B, Revenue Bond, 2.086%, 1/15/2025	515,000	500,636
		4,258,518
WASHINGTON - 8.1%
King County, Sewer, Revenue Bond, 5.000%, 7/1/2035	2,050,000	2,235,395
Seattle, Municipal Light & Power, Revenue Bond, 5.000%, 7/1/2041	1,040,000	1,182,848
Seattle, Water System, Water Utility Impt., Revenue Bond, 5.000%, 9/1/2025	3,000,000	3,116,003
Tacoma, Electric System, Revenue Bond, 5.000%, 1/1/2046	1,030,000	1,130,741
Washington
School Impt., Series 2, G.O. Bond, 5.000%, 8/1/2043	1,000,000	1,125,737
School Impt., Series 2020A, G.O. Bond, 5.000%, 8/1/2032	4,255,000	4,853,970
School Impt., Series C, G.O. Bond, 5.000%, 2/1/2037	3,690,000	4,281,342
Series R, G.O. Bond, 5.000%, 8/1/2027	2,000,000	2,179,672
		20,105,708
WEST VIRGINIA - 0.8%
West Virginia, Series A, G.O. Bond, 5.000%, 6/1/2025	1,860,000	1,918,684

WISCONSIN - 1.3%
Mid-St. Technical College District, G.O. Bond, 2.000%, 3/1/2024	600,000	598,848

The accompanying notes are an integral part of the financial statements.

10

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2023

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
WISCONSIN (continued)
Milwaukee Metropolitan Sewerage District, Sewer Impt., Series A, G.O. Bond, 4.000%, 10/1/2026	1,900,000	$1,977,518
Western Technical College District, Series A, G.O. Bond, 3.000%, 4/1/2025	600,000	602,565
		3,178,931
TOTAL MUNICIPAL BONDS		227,912,587
(Identified Cost $231,098,749)

MUTUAL FUND - 2.7%
iShares National Muni Bond ETF
(Identified Cost $7,083,057)	62,191	6,742,126

U.S. TREASURY SECURITIES - 4.4%

U.S. Treasury Bills - 2.0%
U.S. Treasury Bill
4.948%, 1/25/2024[2]	1,000,000	996,637
5.058%, 2/22/2024[2]	1,000,000	992,582
5.336%, 4/18/2024[2]	1,000,000	984,593
5.379%, 6/13/2024[2]	1,000,000	977,162
5.391%, 8/8/2024[2]	1,000,000	971,295

Total U.S. Treasury Bills		4,922,269
(Identified Cost $4,919,493)

U.S. Treasury Notes - 2.4%
U.S. Treasury Note
0.125%, 1/15/2024	1,000,000	998,906
0.875%, 1/31/2024	1,000,000	996,289
2.25%, 1/31/2024	1,000,000	997,422
2.50%, 1/31/2024	1,000,000	997,578
0.125%, 2/15/2024	1,000,000	993,711
2.75%, 2/15/2024	1,000,000	996,641

Total U.S. Treasury Notes		5,980,547
(Identified Cost $5,983,439)

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $10,902,932)		10,902,816

SHORT-TERM INVESTMENT - 0.1%
Dreyfus Government Cash Management, Institutional Shares, 5.25%[3]
(Identified Cost $337,953)	337,953	337,953

TOTAL INVESTMENTS - 98.7%		245,895,482
(Identified Cost $249,422,691)
OTHER ASSETS, LESS LIABILITIES - 1.3%		3,148,704
NET ASSETS - 100.0%		$249,044,186

ETF - Exchange-Traded Fund

G.O. Bond - General Obligation Bond

Impt. - Improvement

The accompanying notes are an integral part of the financial statements.

11

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2023

Scheduled principal and interest payments are guaranteed by:

AGM (Assurance Guaranty Municipal Corp.)

BAM (Build America Mutual Assurance Co.)

NATL (National Public Finance Guarantee Corp.)

The insurance does not guarantee the market value of the municipal bonds.

1Amount is stated in USD unless otherwise noted.

2Represents the annualized yield at time of purchase.

3Rate shown is the current yield as of December 31, 2023.

The accompanying notes are an integral part of the financial statements.

12

Diversified Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2023

ASSETS:

Investments, at value (identified cost $249,422,691) (Note 2)	$245,895,482
Interest receivable	3,132,853
Receivable for fund shares sold	59,694
Dividends receivable	17,191

TOTAL ASSETS	249,105,220

LIABILITIES:

Accrued fund accounting and administration fees[1]	19,060
Accrued Chief Compliance Officer service fees[1]	2,171
Accrued management fees[1]	700
Professional fees payable	13,539
Payable for fund shares repurchased	13,068
Accrued printing and postage fees payable	5,300
Other payables and accrued expenses	7,196

TOTAL LIABILITIES	61,034

TOTAL NET ASSETS	$249,044,186

NET ASSETS CONSIST OF:

Capital stock	$237,531
Additional paid-in-capital	250,832,092
Total distributable earnings (loss)	(2,025,437)

TOTAL NET ASSETS	$249,044,186

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A
($1,383,144/131,975 shares)	$10.48
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($247,661,042/23,621,145 shares)	$10.48

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

13

Diversified Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2023

INVESTMENT INCOME:

Interest	$5,369,125
Dividends	426,008

Total Investment Income	5,795,133

EXPENSES:

Management fees (Note 3)	1,241,984
Fund accounting and administration fees (Note 3)	89,212
Directors’ fees (Note 3)	35,692
Chief Compliance Officer service fees (Note 3)	8,367
Custodian fees	7,881
Interest expense	176
Miscellaneous	164,478

Total Expenses	1,547,790
Less reduction of expenses (Note 3)	(1,231,448)

Net Expenses	316,342

NET INVESTMENT INCOME	5,478,791

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	(401,643)

Net change in unrealized appreciation (depreciation) on investments	5,515,176

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	5,113,533

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,592,324

The accompanying notes are an integral part of the financial statements.

14

Diversified Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/23	FOR THE YEAR ENDED 12/31/22
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$5,478,791	$2,987,506
Net realized gain (loss) on investments	(401,643)	(95,411)
Net change in unrealized appreciation (depreciation) on investments	5,515,176	(10,937,294)

Net increase (decrease) from operations	10,592,324	(8,045,199)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

Class A	(35,770)	(12,871)
Class W	(5,448,144)	(2,248,038)

Total distributions to shareholders	(5,483,914)	(2,260,909)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	28,802,491	107,069,093

Net increase (decrease) in net assets	33,910,901	96,762,985

NET ASSETS:

Beginning of year	215,133,285	118,370,300

End of year	$249,044,186	$215,133,285

The accompanying notes are an integral part of the financial statements.

15

Diversified Tax Exempt Series

Financial Highlights - Class A

	FOR THE YEAR ENDED
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.24	$10.94	$11.58	$11.14	$10.90
Income (loss) from investment operations:
Net investment income[1]	0.17	0.10	0.10	0.15	0.17
Net realized and unrealized gain (loss) on investments	0.24	(0.74)	(0.08)	0.48	0.39
Total from investment operations	0.41	(0.64)	0.02	0.63	0.56
Less distributions to shareholders:
From net investment income	(0.17)	(0.06)	(0.09)	(0.10)	(0.20)
From net realized gain on investments	—	(0.00)[2]	(0.57)	(0.09)	(0.12)
Total distributions to shareholders	(0.17)	(0.06)	(0.66)	(0.19)	(0.32)

Net asset value - End of year	$10.48	$10.24	$10.94	$11.58	$11.14
Net assets - End of year (000’s omitted)	$1,383	$2,162	$2,430	$2,324	$4,394
Total return[3]	4.10%	(5.83% )	0.16%	5.73%	5.10%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.62%	0.63%	0.67%	0.61%	0.58%
Net investment income	1.70%	1.00%	0.91%	1.35%	1.62%
Series portfolio turnover	20%	10%	23%	41%	29%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

16

Diversified Tax Exempt Series

Financial Highlights - Class W

	FOR THE YEAR ENDED				FOR THE
	12/31/23	12/31/22	12/31/21	12/31/20	PERIOD 3/1/19[1] TO 12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.24	$10.94	$11.59	$11.15	$11.01
Income (loss) from investment operations:
Net investment income[2]	0.23	0.16	0.16	0.21	0.20
Net realized and unrealized gain (loss) on investments	0.24	(0.75)	(0.09)	0.48	0.31
Total from investment operations	0.47	(0.59)	0.07	0.69	0.51
Less distributions to shareholders:
From net investment income	(0.23)	(0.11)	(0.15)	(0.16)	(0.25)
From net realized gain on investments	—	(0.00)[3]	(0.57)	(0.09)	(0.12)
Total distributions to shareholders	(0.23)	(0.11)	(0.72)	(0.25)	(0.37)

Net asset value - End of period	$10.48	$10.24	$10.94	$11.59	$11.15
Net assets - End of period (000’s omitted)	$247,661	$212,971	$115,940	$253,941	$189,336
Total return[4]	4.62%	(5.40% )	0.62%	6.23%	4.61%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.12%	0.13%	0.17%	0.11%	0.11% [5]
Net investment income	2.21%	1.53%	1.42%	1.79%	2.14% [5]
Series portfolio turnover	20%	10%	23%	41%	29%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.50%	0.50%	0.50%	0.50%	0.50%[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $(0.01).

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

17

Diversified Tax Exempt Series

Notes to Financial Statements

1.	Organization

Diversified Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

The Series is authorized to issue two classes of shares (Class A and Class W). While each class of shares is substantially the same, each class has its own investment eligibility criteria and cost structure.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2023, 6.4 billion shares have been designated in total among 15 series, of which 100 million have been designated as Diversified Tax Exempt Series Class A common stock and 50 million have been designated as Diversified Tax Exempt Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was

18

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2023 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
Municipal Bonds	$227,912,587	$—	$227,912,587	$—
U.S. Treasury and other U.S. Government agencies	10,902,816	—	10,902,816	—
Mutual fund	6,742,126	6,742,126	—	—
Short-Term Investment	337,953	337,953	—	—
Total assets	$245,895,482	$7,080,079	$238,815,403	$—

There were no Level 3 securities held by the Series as of December 31, 2022 or December 31, 2023.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its

19

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2023, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2020 through December 31, 2023. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made monthly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

20

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $18,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.85% of the average daily net assets of the Class A shares and 0.35% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $ 1,231,448 in management fees for Class W shares for the year ended December 31, 2023. This amount is included as a reduction of expenses on the Statement of Operations.

As of December 31, 2023, there are no expenses eligible to be recouped by the Advisor.

4.	Purchases and Sales of Securities

For the year ended December 31, 2023, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $68,539,367 and $47,106,639, respectively. Purchases of U.S. Government securities, other than short-term securities, were $1,933,516. There were no sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class A and Class W of Diversified Tax Exempt Series were:

CLASS A	FOR THE YEAR ENDED 12/31/23		FOR THE YEAR ENDED 12/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	61,497	$640,849	88,261	$898,599
Reinvested	3,487	35,770	1,177	12,062
Repurchased	(144,175)	(1,486,767)	(100,409)	(1,034,932)
Total	(79,191)	$(810,148)	(10,971)	$(124,271)

21

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS W	FOR THE YEAR ENDED 12/31/23		FOR THE YEAR ENDED 12/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	9,262,352	$96,291,599	12,731,910	$133,342,070
Reinvested	519,331	5,329,329	198,134	2,031,739
Repurchased	(6,948,386)	(72,008,289)	(2,737,634)	(28,180,445)
Total	2,833,297	$29,612,639	10,192,410	$107,193,364

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2024 unless extended or renewed. During the year ended December 31, 2023, the Diversified Tax Exempt Series borrowed for one day and the daily amount of borrowings outstanding under the line of credit was $1,400,000 with an interest rate of 4.52%. As of December 31, 2023, there was no borrowing outstanding.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2023.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. The portion of distributions that exceeds a Series’ current and accumulated earnings and profits, as measured on a tax basis, constitutes a non-taxable return of capital. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including market discount on investments, callable bonds and tax equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/23	FOR THE YEAR ENDED 12/31/22
Ordinary income	$657,641	$189,332
Tax exempt income	$4,826,273	$2,055,182
Long-term capital gains	—	$16,395

22

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At December 31, 2023, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$249,219,876
Unrealized appreciation	1,380,524
Unrealized depreciation	(4,704,918)
Net unrealized depreciation	$(3,324,394)
Undistributed tax exempt income	$1,892,881
Capital loss carryforwards	$(604,097)

As of December 31, 2023, the Series had net short-term capital loss carryforwards of $249,159 and net long-term capital loss carryforwards of $354,938, which may be carried forward indefinitely.

9.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

23

Diversified Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Diversified Tax Exempt Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Diversified Tax Exempt Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 16, 2024

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

24

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer1

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1978
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[2] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016–2018); Director of Finance (2011–2016); Financial Analyst/Internal Auditor (2004–2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1945
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);
Name:	Eunice K. Chapon
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1969
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since May 2023
Principal Occupation(s) During Past 5 Years:	Director of Operations and Business Development since 2022 – BrightEdge/ American Cancer Society (impact investment/non-profit); General Counsel and Chief Operating Officer (2021-2022) – Decency Global Inc. (ESG start-up); Senior Vice President and Counsel, Head of Legal – Global Distribution (2018-2021); Vice President and Counsel (2016-2018) – Natixis Investment Managers (investment management)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

25

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1965
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A
Name:	Russell O. Vernon
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1957
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (education); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1950
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

26

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018) – Manning & Napier Advisors, LLC; Corporate Secretary, Director since 2019 – Manning & Napier Investor Services, Inc.
Name:	Samantha Larew
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1980
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[2] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018) - Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.
Name:	Scott Morabito
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Vice President
Term of Office[2] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021.
Name:	Jill Peeper
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Assistant Treasurer
Term of Office[2] & Length of Time Served:	Assistant Treasurer since 2023
Principal Occupation(s) During Past 5 Years:	Mutual Fund Financial Reporting Manager since 2022 - Manning & Napier Advisors, LLC; Fund Accounting Manager (2007 – 2022) – State Street Bank.
Name:	Troy Statczar
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1971
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[2] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Principal Consultant, Fund Officers, since 2020 – ACA Group (formerly Foreside Financial Group); Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.

27

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Sarah Turner
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

1Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

2The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

28

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29

Diversified Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDTE-12/23-AR

30

www.manning-napier.com

Manning & Napier Fund, Inc.

Callodine Equity Income Series

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

2023 was surprising on many fronts. The resiliency of the U.S. economy, driven by a strong labor market and consumer spending, was unanticipated by many observers, including us. While inflation has come down globally without a large spike in unemployment, interest rates remain high relative to the past 15 years around the world, creating increasing pressure on indebted families, companies, and governments. On the geopolitical front, the world feels more dangerous than in many decades, confronting war in the Middle East and Europe and heightened tension between China and the U.S.

Capital markets have likewise been surprising. For much of the year equities globally rose in aggregate, but in a remarkably concentrated way, as a mere seven U.S. technology stocks explain pretty much the entirety of the returns in equities both in the U.S. and globally through October. Bonds, meanwhile, struggled into the early fall. However, in the last two months of 2023, strong comments from the Federal Reserve indicating a likely pivot to reducing rates more significantly in 2024 led to very strong rallies in both stocks in a broader fashion and in bonds. Both stocks and bonds did well on a global basis in 2023.

As 2023 amply demonstrated, the future is unknown and prone to surprises. We have confidence in our ability to mitigate the risks emerging from the current environment, while keeping our shareholders’ goals and needs at the forefront of our decision making.

Our consistent investment philosophies, disciplines, and time-tested processes – that have guided our seasoned investors over multiple economic and capital market cycles over the past half-century – remain at our core and will support us as this cycle plays out.

In 2023, we launched a new investment strategy, the Callodine Equity Income fund, in partnership with the Callodine Group, our parent company. The combination with Callodine was a strategic decision to position Manning & Napier well for the future and to help us continue to evolve in ways that seek to benefit our investors. We look forward to sharing new investment strategies and opportunities with you in the future.

Above all, we thank and appreciate your continued confidence in our firm.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

 1

Callodine Equity Income Series

Fund Commentary

(unaudited)

Investment Objective

To provide strong risk-adjusted total returns with low market correlation and preservation of capital. The Series seeks to invest in dividend paying companies with strong cash flows that may be temporarily undervalued by the markets for a variety of reasons.

Performance Commentary

Economic strength has been more resilient this year than many would have predicted, though various indicators continue to point toward less stability under the surface. Broad global equity markets posted double digit gains during 2023. However, large-cap stocks significantly outperformed small- and mid-cap stocks as did growth in comparison to value from a style perspective. In fact, the broad US equity market was propelled higher over the past year by just a handful of stocks, aptly named the “Magnificent 7”. These companies are Apple, Microsoft, Alphabet (Google), Amazon, NVIDIA, Tesla, and Meta (Facebook) and their share prices have increased significantly more than other benchmark constituents, on average over this past year.

The Callodine Equity Income Series Class S delivered positive returns during the year, considerably outperforming its benchmark, the S&P 500 High Dividend Index, returning 21.9% and 3.9% respectively.

From a sector standpoint, outperformance was largely attributable to an overweight to Financials, and was further supported by Energy among other sectors. In contrast, an underweight to Information Technology, the benchmark’s second-best preforming sector over the past twelve months, was the largest detractor.

Stock selection across Financials, Consumer Staples, and Energy sectors showcased exceptional performance throughout the year. Within Financials, Radian Group Inc., a major provider of U.S. mortgage insurance, was the largest contributor to returns. The company surpassed Wall Street’s earnings expectations in 2023, benefiting from reduced credit losses attributed to robust housing and employment dynamics. Furthermore, the stock experienced meaningful multiple expansion during the year, which we believe can be attributed to management’s announcement of an improved capital allocation program, and specifically their plans for a new $300m buyback program. Conversely, stock selection within the Real Estate sector proved to be the most challenging, with Crown Castle Inc. being the largest detractor in 2023. Despite this, overall stock selection and portfolio positioning contributed to a remarkable outperformance compared to the benchmark.

Closing out the year, we hold the view that prevailing market conditions bear a striking resemblance to those observed at the onset of 2022. Valuation spreads are remarkably wide on a historical basis, and perhaps most notability are the prices and multiples of Growth stocks that may not accurately reflect the strength of underlying business fundamentals. As such, we believe that the starting point and opportunity set for our target universe is appealing in the context of the current market environment and we will continue to try to deliver attractive risk-adjusted returns to our investors with a high component of that return coming in the form of income.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Performance for the Callodine Equity Income Series Class S shares is provided above. Performance for other share classes will differ based on each class’s underlying expenses. Additional information and associated disclosures can be found on the Performance Update page of this report.

 2

Callodine Equity Income Series

Fund Commentary

(unaudited)

Commentary prepared using data provided by FactSet. Analysis Callodine Capital Management, LP. Commentary presented is relative to the S&P 500 High Dividend Index.

The data presented is for informational purposes only. It is not to be considered a specific stock recommendation.

All investments involve risks, including possible loss of principal. As with any fund that invests in equities, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will involve several other risks, including issuer-specific risk, small-cap/mid-cap risk, concentration risk, foreign investment risk, and the risk that the investment approach may not be successful. The Series invests primarily in income-producing securities. There is no assurance or guarantee that companies which issue dividends will declare, continue to pay, or increase dividends. The Series is non-diversified, which means that it may invest in the securities of relatively few issuers. Additionally, the Series may at times invest more heavily in a particular sector. As a result, the Series may be more susceptible to adverse economic or political occurrence affecting one or more of these issuers or sectors and, therefore, may experience increased volatility. Stocks of small- and mid-cap companies with more limited product lines, markets, and financial resources, may be subject to more abrupt or erratic market movements, and may be less marketable than and fail more often than larger companies. Investments in foreign countries may be subject to the risks of adverse changes in foreign economic, political, regulatory, and other conditions as well as risks related to the use of different financial standards. Investments in emerging markets may be more volatile than investments in more developed markets. The Series may invest a portion of its assets in real estate investment trusts (REITs), which are subject to risks associated with the direct ownership of real estate: interest rate risk, liquidity risk, and changes in property value, among others. The Series may also invest a portion of its assets in business development companies (BDCs) or master limited partnerships (MLPs). BDCs are subject to additional risks, as they generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly traded companies. MLPs are subject to additional risks, including risks associated with the specific industry or industries in which the partnership invests. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additionally, the potential tax benefits from investing in MLPs depend on their continued treatment as partnerships for federal income tax purposes. The Series may invest in fixed income securities. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal. Investments in options, like all derivatives, can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation, and liquidity risk.

 3

Callodine Equity Income Series

Performance Update as of December 31, 2023

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2023
	ONE YEAR[1,2]	SINCE INCEPTION[2]
Callodine Equity Income Series - Class S	21.86%	11.10%
Callodine Equity Income Series - Class I	22.01%	11.28%
Callodine Equity Income Series - Class Z	22.04%	11.30%
S&P 500 High Dividend Index[3]	3.90%	1.36%
S&P 500 Index[4]	26.24%	1.60%

The following graph compares the value of a $10,000 investment in the Callodine Equity Income Series - Class S from its inception3 (January 3, 2022) to present (December 31, 2023) to the S&P 500 Index and S&P 500 High Dividend Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance prior to 10/23/2023 is based on the historical performance of Callodine Equity Income Fund, LP (the “Predecessor Fund”), which was managed by Callodine Capital Management, LP and reorganized into the Manning & Napier Fund, Inc. Callodine Equity Income Series on 10/23/2023. Inception performance is based on the Predecessor Fund’s inception of 01/01/2022. The Predecessor Fund, a private investment company, was not registered under the Investment Company Act of 1940, and therefore was not subject to the same investment and tax restrictions. If the Predecessor Fund had operated as a registered mutual fund, performance may have been lower. The Predecessor Fund’s fees and expenses were higher than the fees and expenses of the Series’ Class I and Z Shares and lower than the Series’ Class S Shares. Accordingly, performance shown for the Class I and Z shares is the Predecessor Fund’s performance unadjusted. The performance shown for the Class S Shares is the Predecessor Fund’s performance adjusted to reflect the fees and expenses of the Class S Shares.The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2023, this net expense ratio was 1.20% for Class S, 0.95% for Class I and 0.80% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 2.54% for Class S, 2.36% for Class I, and 2.45% for Class Z for the year ended December 31, 2023.

3The S&P 500 High Dividend index is designed to measure the performance of 80 high yield companies within the S&P 500 index and is equally weighted to best represent the performance of this group, regardless of constituent size. Index returns do not reflect any fees or expenses. You cannot invest directly in an index. Index returns provided by Bloomberg.

4The S&P 500 Index is an unmanaged, capitalization-weighted measure comprised of 500 leading U.S. companies to gauge U.S. large cap equities. The Index returns do not reflect any fees or expenses. Dividends are accounted for on a monthly basis. Index returns provided by Bloomberg.

Index data referenced herein is the property of S&P Dow Jones Indices LLC, a division of S&P Global Inc., its affiliates (“S&P”) and/or its third party suppliers and has been licensed for use by Manning & Napier. S&P and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have

 4

Callodine Equity Income Series

Performance Update as of December 31, 2023

(unaudited)

any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

 5

Callodine Equity Income Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (October 23, 2023 to December 31, 2023).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 10/23/23*	ENDING ACCOUNT VALUE 12/31/23	EXPENSES PAID DURING PERIOD 10/23/23* - 12/31/23	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,141.90	$2.46[1]	1.20%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.16	$6.11[2]	1.20%
Class I
Actual	$1,000.00	$1,142.40	$1.95[1]	0.95%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.42	$4.84[2]	0.95%
Class Z
Actual	$1,000.00	$1,142.70	$1.64[1]	0.80%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.17	$4.08[2]	0.80%

*Commencement of Operations.

1Expenses are equal to the Class’ annualized expense ratio (for the period 10/23/23* to 12/31/23), multiplied by the average account value over the period, multiplied by 70/365 (to reflect the period since inception). The Class’ total return would have been lower had certain expenses not been waived during the period.

2Expenses are equal to the Class’ annualized expense ratio (for the period 7/1/23 to 12/31/23), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 6

Callodine Equity Income Series

Portfolio Composition as of December 31, 2023

(unaudited)

Sector Allocation[1]

1As a percentage of net assets.

 7

Callodine Equity Income Series

Investment Portfolio - December 31, 2023

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 96.8%

Consumer Discretionary - 4.9%
Textiles, Apparel & Luxury Goods - 4.9%
Wolverine World Wide, Inc.	385,000	$3,422,650
Consumer Staples - 10.1%
Food Products - 1.1%
The Kraft Heinz Co.	20,000	739,600
Household Products - 4.6%
Spectrum Brands Holdings, Inc.	40,000	3,190,800
Tobacco - 4.4%
Altria Group, Inc.	75,000	3,025,500
Total Consumer Staples		6,955,900
Energy - 13.0%
Oil, Gas & Consumable Fuels - 13.0%
Energy Transfer LP	415,000	5,727,000
Shell plc - ADR (Netherlands)	50,000	3,290,000
Total Energy		9,017,000
Financials - 19.5%
Capital Markets - 12.9%
Barings BDC, Inc.	175,000	1,501,500
Blackstone Secured Lending Fund (BDC)	15,000	414,600
Blue Owl Capital, Inc.	200,000	2,980,000
KKR & Co., Inc.	25,000	2,071,250
Sixth Street Specialty Lending, Inc. (BDC)	88,992	1,922,227
		8,889,577
Financial Services - 4.0%
Apollo Global Management, Inc.	20,000	1,863,800
Radian Group, Inc.	32,413	925,391
		2,789,191
Insurance - 2.6%
Chubb Ltd.	8,000	1,808,000
Total Financials		13,486,768
Health Care - 27.7%
Health Care Equipment & Supplies - 4.5%
Baxter International, Inc.	80,000	3,092,800

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals - 23.2%
GSK plc - ADR	100,000	$3,706,000
Perrigo Co. plc	75,000	2,413,500
Sanofi S.A. - ADR	75,000	3,729,750
Viatris, Inc.	570,000	6,173,100
		16,022,350
Total Health Care		19,115,150
Industrials - 1.3%
Professional Services - 1.3%
SS&C Technologies Holdings, Inc.	15,000	916,650
Materials - 1.5%
Chemicals - 1.5%
OCI N.V. (Netherlands)	35,000	1,014,348
Real Estate - 10.6%
Office REITs - 4.0%
Douglas Emmett, Inc.	190,000	2,755,000
Specialized REITs - 6.6%
Crown Castle, Inc.	16,250	1,871,838
National Storage Affiliates Trust	65,000	2,695,550
		4,567,388
Total Real Estate		7,322,388
Utilities - 8.2%
Gas Utilities - 2.2%
UGI Corp.	62,500	1,537,500
Independent Power and Renewable Electricity Producers - 6.0%
Atlantica Sustainable Infrastructure plc (Spain)	191,000	4,106,500
Total Utilities		5,644,000
TOTAL COMMON STOCKS (Identified Cost $62,762,328)		66,894,854

SHORT-TERM INVESTMENT - 4.1%

Dreyfus Government Cash Management, Institutional Shares, 5.25%[1]
(Identified Cost $2,812,157)	2,812,157	2,812,157

TOTAL INVESTMENTS - 100.9% (Identified Cost $65,574,485)		69,707,011
LIABILITIES, LESS OTHER ASSETS - (0.9%)		(641,050)
NET ASSETS - 100%		$69,065,961

ADR - American Depositary Receipt

BDC - Business Development Company, a type of closed-ended investment company regulated under the Investment Company Act of 1940.

REIT - Real Estate Investment Trust

1Rate shown is the current yield as of December 31, 2023.

The accompanying notes are an integral part of the financial statements.

 8

Callodine Equity Income Series

Investment Portfolio - December 31, 2023

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

 9

Callodine Equity Income Series

Statement of Assets and Liabilities

December 31, 2023

ASSETS:

Investments, at value (identified cost $65,574,485) (Note 2)	$69,707,011
Receivable from Advisor[1]	44,613
Receivable for securities sold	385,647
Deferred offering costs	273,187
Dividends receivable	218,577
Receivable for fund shares sold	1,700

TOTAL ASSETS	70,630,735

LIABILITIES:

Accrued sub-transfer agent fees[1]	16,500
Accrued fund accounting and administration fees[1]	4,154
Accrued Chief Compliance Officer service fees[1]	2,171
Accrued distribution and service (Rule 12b-1) fees (Class S)[1]	27
Payable for securities purchased	1,499,887
Other payables and accrued expenses	42,035

TOTAL LIABILITIES	1,564,774

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$69,065,961

NET ASSETS CONSIST OF:

Capital stock	$56,257
Additional paid-in-capital	57,829,497
Total distributable earnings (loss)	11,180,207

TOTAL NET ASSETS	$69,065,961

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($132,063/10,790 shares)	$12.24

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($68,817,063/5,605,361 shares)	$12.28

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z
($116,835/9,517 shares)	$12.28

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

10

Callodine Equity Income Series

Statement of Operations

For the Period October 23, 2023* to December 31, 2023

INVESTMENT INCOME:

Dividends	$669,315

EXPENSES:

Management fees (Note 3)	81,792
Sub-transfer agent fees (Note 3)	16,500
Fund accounting and administration fees (Note 3)	7,500
Chief Compliance Officer service fees (Note 3)	2,171
Directors’ fees (Note 3)	1,945
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	31
Professional fees	74,330
Offering expenses	66,092
Custodian fees	1,000
Miscellaneous	24,596

Total Expenses	275,957
Less reduction of expenses (Note 3)	(164,953)

Net Expenses	111,004

NET INVESTMENT INCOME	558,311

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	(730,383)

Net change in unrealized appreciation (depreciation) on investments	7,996,229

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	7,265,846

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,824,157

*Commencement of operations.

The accompanying notes are an integral part of the financial statements.

11

Callodine Equity Income Series

Statements of Changes in Net Assets

FOR THE PERIOD 10/23/23[1] TO 12/31/23
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$558,311
Net realized gain (loss) on investments	(730,383)
Net change in unrealized appreciation (depreciation) on investments	7,996,229

Net increase (decrease) from operations	7,824,157

DISTRIBUTIONS TO SHAREHOLDERS (Note 10):

Class S	(1,045)
Class I	(551,241)
Class Z	(465)

Total distributions to shareholders	(552,751)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	61,794,555

Net increase (decrease) in net assets	69,065,961

NET ASSETS:

Beginning of period	—

End of period	$69,065,961

1 Commencement of operations.

The accompanying notes are an integral part of the financial statements.

12

Callodine Equity Income Series

Financial Highlights - Class S

	FOR THE PERIOD 10/23/23[1] TO 12/31/23
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.88
Income from investment operations:
Net investment income[2]	0.12
Net realized and unrealized gain (loss) on investments	1.34
Total from investment operations	1.46
Less distributions to shareholders:
From net investment income	(0.10)

Net asset value - End of period	$12.24
Net assets - End of period (000’s omitted)	$132
Total return[3]	13.46%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.20%	[4]
Net investment income	5.12%	[4]
Series portfolio turnover	27%	[5]

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expense. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

1.35%4

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

5Excludes securities received as a result of a contribution in-kind.

The accompanying notes are an integral part of the financial statements.

13

Callodine Equity Income Series

Financial Highlights - Class I

	FOR THE PERIOD 10/23/23[1] TO 12/31/23
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.91
Income from investment operations:
Net investment income[2]	0.11
Net realized and unrealized gain (loss) on investments	1.36
Total from investment operations	1.47
Less distributions to shareholders:
From net investment income	(0.10)

Net asset value - End of period	$12.28
Net assets - End of period (000’s omitted)	$68,817
Total return[3]	13.51%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.95%	[4]
Net investment income	4.78%	[4]
Series portfolio turnover	27%	[5]

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expense. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

1.41%4

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

5Excludes securities received as a result of a contribution in-kind.

The accompanying notes are an integral part of the financial statements.

14

Callodine Equity Income Series

Financial Highlights - Class Z

	FOR THE PERIOD 10/23/23[1] TO 12/31/23
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.91
Income from investment operations:
Net investment income[2]	0.14
Net realized and unrealized gain (loss) on investments	1.33
Total from investment operations	1.47
Less distributions to shareholders:
From net investment income	(0.10)

Net asset value - End of period	$12.28
Net assets - End of period (000’s omitted)	$117
Total return[3]	13.54%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.80%	[4]
Net investment income	5.91%	[4]
Series portfolio turnover	27%	[5]

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

1.65%4

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

5Excludes securities received as a result of a contribution in-kind.

The accompanying notes are an integral part of the financial statements.

15

Callodine Equity Income Series

Notes to Financial Statements

1.	Organization

Callodine Equity Income Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 , as amended (the “1940 Act”), as an open-end management investment company.

The Series’ investment objective is to seek to provide strong risk-adjusted total returns with low market correlation and preservation of capital.

The Series is authorized to issue three classes of shares (Class S, I, and Z). Each class is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). The investment sub-advisor of the Series is Callodine Capital Management, LP (“Callodine” or the “Sub-Advisor”), an affiliate of the Advisor. Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2023, 6.4 billion shares have been designated in total among 15 series, of which 100 million have been designated for each as Callodine Equity Income Series Class I common stock, Callodine Equity Income Series Class S common stock, and Callodine Equity Income Series Class Z common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee

 16

Callodine Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2023 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$3,422,650	$3,422,650	$—	$—
Consumer Staples	6,955,900	6,955,900	—	—
Energy	9,017,000	9,017,000	—	—
Financials	13,486,768	13,486,768	—	—
Health Care	19,115,150	19,115,150	—	—
Industrials	916,650	916,650	—	—
Materials	1,014,348	—	1,014,348	—
Real Estate	7,322,388	7,322,388	—	—
Utilities	5,644,000	5,644,000	—	—
Short-Term Investment	2,812,157	2,812,157	—	—
Total assets	$69,707,011	$68,692,663	$1,014,348	$—

#Includes certain foreign equity securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

There were no Level 3 securities held by the Series as of December 31, 2023.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

 17

Callodine Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2023, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

 18

Callodine Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Offering Costs

Upon commencement of operations, the majority of the expenses incurred by the Series in connection with the Reorganization were paid by the Advisor. The Series paid certain expenses, including the legal fees incurred in connection with the initial registration statement of the Series. These legal fees were booked as offering costs and amortized over a 12-month period beginning with the commencement of operations.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets. The Advisor pays the Sub-Advisor out of the fee received from the Series at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor maintain the Series’ organization and select and oversee the Sub-Advisor, who provides the Series with advice and assistance in the choice of investments and the execution of securities transactions. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor and/or Sub-Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor and/or Sub-Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not to exceed 0.15% of the average daily net assets of the Class S shares and Class I shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

Pursuant to an expense limitation agreement, Manning & Napier Advisors, LLC (the “Advisor”) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of Distribution and Service (12b-1) Fees (“excluded expenses”), do not exceed 0.95% of the average daily net assets of the Class I and Class S shares, and 0.80% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses does not apply to AFFE, which are expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period (i.e., the three year period following a waiver or reimbursement) preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

 19

Callodine Equity Income Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $164, $164,676 and $113 for Class S, Class I and Class Z, respectively, for the period ended December 31, 2023. These amounts are included as a reduction of expenses on the Statement of Operations.

As of December 31, 2023, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING
DECEMBER 31,
2026
Class S	$164
Class I	164,676
Class Z	113

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $18,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the period ended December 31, 2023, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $39,550,183* and $14,431,452, respectively. There were no purchases or sales of U.S. Government securities.

*Excludes the cost of portfolio securities received as a result of a contribution in-kind, totaling $38,483,355.

5.	Capital Stock Transactions

Transactions in Class S, Class I, and Class Z shares of Callodine Equity Income Series were:

CLASS S	FOR THE PERIOD 10/23/23
	(COMMENCEMENT OF OPERATIONS)
	TO 12/31/23
	SHARES	AMOUNT
Sold	10,712	$123,061
Reinvested	87	1,045
Repurchased	(9)	(100)
Total	10,790	$124,006

 20

Callodine Equity Income Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS I	FOR THE PERIOD 10/23/23
	(COMMENCEMENT OF OPERATIONS)
	TO 12/31/23
	SHARES	AMOUNT
Sold	800,152	$9,115,461
Reinvested	46,013	551,241
Repurchased	(132,064)	(1,480,863)
In-Kind Subscription (See Note 6)	4,891,260	53,371,472
Total	5,605,361	$61,557,311

CLASS Z	FOR THE PERIOD 10/23/23
	(COMMENCEMENT OF OPERATIONS)
	TO 12/31/23
	SHARES	AMOUNT
Sold	9,487	$112,873
Reinvested	39	465
Repurchased	(9)	(100)
Total	9,517	$113,238

Less than 1% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Reorganization and In-Kind Transfer of Securities

The Series acquired the assets and assumed the liabilities of the Callodine Equity Income Fund, LP (the “Predecessor Fund”), on October 23, 2023 (the “Reorganization”). The Predecessor Fund was a private fund that relied on an exclusion (the “Exclusion”) from the definition of an investment company contained in Section 3(c)(7) of the Investment Company Act of 1940. Under the Exclusion, the Predecessor Fund did not register as an investment company with the Securities and Exchange Commission (the “SEC”) and was required to limit interests in the Predecessor Fund to certain eligible investors known as “qualified purchasers” (as defined in the 1940 Act). Callodine Capital Management, LP, an affiliate, the investment sub-advisor of the Series, was the investment advisor of the Predecessor Fund, and the Predecessor Fund had the same investment objective as the Series, and had principal investment strategies and risks that were not materially different from those of the Series.

On October 23, 2023, the assets and liabilities of the Predecessor Fund were transferred, in a tax-free transaction, to the Series in exchange for shares of the Series, and the Series commenced operations. The Predecessor Fund’s Series A Interests and Series SI Interests were reorganized into Class I Shares on this date. The Class I shares of the Series received a contribution in-kind of investment securities, cash and other receivables in the amount of $53,371,472. The securities contributed in-kind had net unrealized depreciation of $3,863,703. The cost basis of the investments received from the Predecessor Fund was carried forward.

7.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2024 unless extended or renewed.

 21

Callodine Equity Income Series

Notes to Financial Statements (continued)

8.	Financial Instruments

The Series may trade in instruments including options and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2023.

9.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

10.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition on net investment income or gains and losses, including contributed securities as part of the reorganization, losses deferred due to wash sales and dividend redesignation. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2023, amounts were reclassified within the capital accounts to decrease Additional Paid in Capital by $3,908,801 and increase Total Distributable Earnings (Loss) by $3,908,801. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

FOR THE YEAR ENDED 12/31/23
Ordinary income	$552,751

At December 31, 2023, the identified cost of investments for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized appreciation were as follows:

Cost for federal income tax purposes	$63,543,913
Unrealized appreciation	7,037,194
Unrealized depreciation	(874,096)
Net unrealized appreciation	$6,163,098
Undistributed ordinary income	$486,175
Undistributed long-term capital gains	$667,232

11.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade

 22

Callodine Equity Income Series

Notes to Financial Statements (continued)

11.	Market Event (continued)

or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

 23

Callodine Equity Income Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Callodine Equity Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Callodine Equity Income Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2023, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 23, 2023 (commencement of operations) through December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations, changes in its net assets and the financial highlights for the period October 23, 2023 (commencement of operations) through December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

New York, New York

February 16, 2024

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

 24

Callodine Equity Income Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $200,725 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 22.58%.

The Series designates $26,190, or 4.74% of the dividends distributed as Section 199A dividends.

The Series designates $700,594 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2023.

 25

Callodine Equity Income Series

Approval of the Investment Advisory Agreement and Sub-Advisory Agreement

(unaudited)

At meetings of the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors (the “Board”) held on February 16, 2023, May 16, 2023 and August 14, 2023 (the “Board Meetings”), the Directors considered matters related to the approval of an Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) and a Sub-Advisory Agreement (collectively, the “Agreements”) between the Advisor and Callodine Capital Management LP (the “Sub-Advisor” or “Callodine”) for the Callodine Equity Income Series (the “Acquiring Series”).

At the Board Meetings, representatives of the Advisor explained that the Board was being asked to consider establishing a new series of the Fund, the Acquiring Series, in order to reorganize the Callodine Equity Income Fund, LP (the “Acquired Fund”), an existing private fund, into the Fund complex. The newly formed Acquiring Series would be the surviving entity following a reorganization with the Acquired Fund. The Acquired Fund’s investment advisor, Callodine, an affiliate of the Advisor, would then become the Sub-Advisor for the Acquiring Series.

In connection with the decision whether to approve the Agreements, a variety of material was provided to the Board in advance of the Board Meetings for their review and consideration, including, but not limited to: (i) a memorandum regarding the proposed adoption of the Acquired Fund, and the expected benefits of the transaction (ii) information regarding the investment results, philosophy and investment process of the Acquired Fund, and (iii) the expected cost of services for the Advisor and Sub-Advisor based on the nature, extent and quality of services that would be performed by each, respectively. In addition to the information furnished by representatives of the Advisor and the Sub-Advisor, the Board was provided with a legal memorandum discussing their fiduciary duties related to the approval of the proposed transaction.

Representatives of the Advisor and Sub-Advisor attended the Board Meetings and presented additional oral and written information to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the consideration of the Agreements and the conclusions made by the Directors when determining to approve the Agreements. The summary describes the most important, but not all, of the factors, considered by the Board.

●	The adoption would be achieved via a fund reorganization (the “Reorganization”), subject to the terms of an agreement and plan of reorganization. The Sub-Advisor confirmed that the Reorganization would not require approval by the Acquired Fund’s limited partners and that, instead, an affiliate of Callodine, as general partner of the Acquired Fund, had the requisite authority under Delaware law and the Acquired Fund’s governing documents to approve the Reorganization on behalf of the Acquired Fund’s limited partners.

●	Representatives of the Advisor explained that the Acquiring Series would employ investment objectives, guidelines and restrictions that are in all material respects equivalent to those used by the Acquired Fund. In addition, the Acquiring Series would be managed by the same portfolio management team as the Acquired Fund.

●	The Board considered the services provided by the Advisor under the proposed Investment Advisory Agreement including, among others: administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements), reports to shareholders for the Fund and oversight of the Sub-Advisor. The Board also considered the nature and quality of such services provided under the proposed Investment Advisory Agreement in light of the Advisor’s services provided to the other series of the Fund under an existing investment advisory agreement. The Board had discussed the quality of these services with representatives from the Advisor in May 2022 and concluded the Advisor was performing its services to the Fund required under the existing investment advisory agreement in a reasonable manner.

●	The Board also considered the services that would be provided by the Sub-Advisor under the proposed Sub-Advisory Agreement, including among others: deciding what securities to purchase and sell for the Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; monitoring portfolio and prospectus compliance; exercising proxy voting rights; and providing advice and support on security valuations.

●	The Board considered due diligence performed by Advisor on the proposed Sub-Advisor, that determined that the Sub-Advisor had appropriate compliance and operational controls in place to prevent violations of the federal securities laws with respect to the services it would provide to the Acquiring Series.

 26

Callodine Equity Income Series

Approval of the Investment Advisory Agreement and Sub-Advisory Agreement

(unaudited)

●	The Board also considered the nature and quality of such services that the proposed Sub-Advisor has provided to the Acquired Fund since its inception, and the services that would be provided under the proposed sub-advisory agreement. The Board noted that the Acquiring Series had not commenced operations, but considered information about the investment performance of the Sub-Advisor with respect to its management of the Acquired Fund, and the Advisor’s ability to evaluate and monitor the performance of the Sub-Advisor with respect to its management of the Acquiring Series’ portfolio. The Board reviewed the performance of the Acquired Fund since its inception. Returns for the established benchmark indices for the Acquired Fund were provided. In addition, the Board considered the Acquired Fund’s investment objective, investment process and the experience of the investment team. The Board discussed the performance with representatives from the Advisor and Sub-Advisor and concluded that it was satisfied that the Advisor and the Sub-Advisor have the capability of providing satisfactory investment performance for the Acquiring Series.

●	The Board considered the proposed fees and expenses of the Acquiring Series. The Advisor presented the proposed advisory fee and total expenses ratios for the Acquiring Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fee and net expense ratios of the Acquiring Series were compared and ranked (on a median basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of the advisory fee and net expense ratios for the Acquiring Series and the methodology behind the comparison, noting that the proposed advisory fee was at or below the median compared to peers. The Board considered the proposed payment of intermediary sub-transfer agency fees (“sub-TA fees”), which would be borne by the Fund and paid to intermediaries for the performance of non-distribution shareholder and/or administrative services. The sub-TA fees would be included in the operating expenses of the Acquiring Series. The Board considered the proposed multi-tier limit on Fund sub-TA expenses at both the individual broker-dealer and aggregate share class level, and the fact that fees in excess of the limits would be paid out of the Advisor’s profits. Based on their review of the information provided, the Board concluded that the proposed fees and expenses of the Acquiring Series were reasonable on a comparative basis.

●	The Board considered the proposed advisory fee split between the Advisor and Sub-Advisor. Considering the nature and quality of the services provided by the Advisor and Sub-Advisor, the Board concluded that the advisory fee split was reasonable.

●	The Board considered whether economies of scale were being achieved by the Advisor and/or Sub-Advisor with respect to the services provided to the Acquiring Series. Because the Acquiring Series is new and had not commenced operations, it was not possible to determine the profitability that the Advisor or Sub-Advisor might achieve with respect to the Acquiring Series or the extent to which economies of scale would be realized by the Advisor or Sub-Advisor as the assets of the Acquiring Series grow. Accordingly, the Directors did not make any findings regarding the Advisor’s or Sub-Advisor’s profitability or the extent to which economies of scale would be realized by the Advisor or Sub-Advisor as the assets of the Acquiring Series grow but will do so during future considerations of the Agreements.

●	In addition to the factors described above, the Board considered other benefits that the Advisor and/or Sub-Advisor may derive from their relationship with the Acquiring Series, which included leveraging the Advisor’s large distribution team and using the fund platform to make the Acquiring Series accessible to a broader range of investors compared to the limited eligible investor base of the Acquired Fund. The Board concluded that these additional benefits to the Advisor and/or Sub-Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the proposed Advisory and Sub-Advisory Agreements were fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board voted unanimously to approve the Advisory and Sub-Advisory Agreements for the Callodine Equity Income Series. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

 27

Callodine Equity Income Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer1

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1978
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[2] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016–2018); Director of Finance (2011 –2016); Financial Analyst/Internal Auditor (2004–2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1945
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000 -2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);
Name:	Eunice K. Chapon
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1969
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since May 2023
Principal Occupation(s) During Past 5 Years:	Director of Operations and Business Development since 2022 – BrightEdge/ American Cancer Society (impact investment/non-profit); General Counsel and Chief Operating Officer (2021-2022) – Decency Global Inc. (ESG start-up); Senior Vice President and Counsel, Head of Legal – Global Distribution (2018-2021); Vice President and Counsel (2016-2018) – Natixis Investment Managers (investment management)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

 28

Callodine Equity Income Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1965
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A
Name:	Russell O. Vernon
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1957
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (education); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1950
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

 29

Callodine Equity Income Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018) – Manning & Napier Advisors, LLC; Corporate Secretary, Director since 2019 – Manning & Napier Investor Services, Inc.
Name:	Samantha Larew
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1980
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[2] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance
Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018) - Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.
Name:	Scott Morabito
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Vice President
Term of Office[2] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021.
Name:	Jill Peeper
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Assistant Treasurer
Term of Office[2] & Length of Time Served:	Assistant Treasurer since 2023
Principal Occupation(s) During Past 5 Years:	Mutual Fund Financial Reporting Manager since 2022 - Manning & Napier Advisors, LLC; Fund Accounting Manager (2007 – 2022) – State Street Bank.
Name:	Troy Statczar
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1971
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[2] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Principal Consultant, Fund Officers, since 2020 – ACA Group (formerly Foreside Financial Group); Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.

 30

Callodine Equity Income Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Sarah Turner
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

1Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

2The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

 31

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 32

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 33

Callodine Equity Income Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. (the Fund) is managed by Manning & Napier. Manning & Napier Investor Services, Inc. (MNBD), an affiliate of Manning & Napier, is the distributor of the Fund shares. Manning & Napier has contracted Callodine Capital Management, LP, an affiliate of Manning & Napier and MNBD, to sub-advise the Callodine Equity Income Series.

MNCEI-12/23-AR

 34

www.manning-napier.com

Manning & Napier Fund, Inc.

Real Estate Series

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

2023 was surprising on many fronts. The resiliency of the U.S. economy, driven by a strong labor market and consumer spending, was unanticipated by many observers, including us. While inflation has come down globally without a large spike in unemployment, interest rates remain high relative to the past 15 years around the world, creating increasing pressure on indebted families, companies, and governments. On the geopolitical front, the world feels more dangerous than in many decades, confronting war in the Middle East and Europe and heightened tension between China and the U.S.

Capital markets have likewise been surprising. For much of the year equities globally rose in aggregate, but in a remarkably concentrated way, as a mere seven U.S. technology stocks explain pretty much the entirety of the returns in equities both in the U.S. and globally through October. Bonds, meanwhile, struggled into the early fall. However, in the last two months of 2023, strong comments from the Federal Reserve indicating a likely pivot to reducing rates more significantly in 2024 led to very strong rallies in both stocks in a broader fashion and in bonds. Both stocks and bonds did well on a global basis in 2023.

As 2023 amply demonstrated, the future is unknown and prone to surprises. We have confidence in our ability to mitigate the risks emerging from the current environment, while keeping our shareholders' goals and needs at the forefront of our decision making.

Our consistent investment philosophies, disciplines, and time-tested processes – that have guided our seasoned investors over multiple economic and capital market cycles over the past half-century – remain at our core and will support us as this cycle plays out.

In 2023, we launched a new investment strategy, the Callodine Equity Income fund, in partnership with the Callodine Group, our parent company. The combination with Callodine was a strategic decision to position Manning & Napier well for the future and to help us continue to evolve in ways that seek to benefit our investors. We look forward to sharing new investment strategies and opportunities with you in the future.

Above all, we thank and appreciate your continued confidence in our firm.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Real Estate Series

Fund Commentary

(unaudited)

Investment Objective

To provide high current income and long-term capital appreciation by investing principally in companies in the real estate industry. Under normal circumstances, at least 80% of the Series’ assets will be invested in securities of companies that are principally engaged in the US real estate industry.

Performance Commentary

Real estate markets bounced back from a negative 2022 and delivered positive returns during 2023, but lagged notably behind the broader U.S. equity market once again. Within the real estate market, returns were positive nearly across the board, with a couple exceptions like Office and Triple-Net Retail that were modestly negative. Conversely, some of the strongest performing property types included both secular growth areas of the market like Data Centers, Industrials, and Single-Family Housing as well as more economically sensitive areas like Malls and Hospitality.

The Real Estate Series Class S posted positive returns for the year but underperformed its benchmark, the MSCI US REIT Index, returning 10.28% and 12.27%, respectively. In aggregate, sub-industry allocation positioning contributed positively to returns but was offset by a negative impact from security selection. Several specific aspects of the portfolio’s top-down positioning drove returns to the positive, most notably including an underweight (and eventual zero-weight) to Offices, underweights to Apartments, Gaming, & Healthcare, and overweight positions in Data Storage and Industrials. The portfolio’s notable overweight to Equinix and position in Radius Global Infrastructure were positive relative contributors for the year, while conversely, underweights (and zero-weights in some cases) to Digital Realty Trust, Simon Property Group, and Iron Mountain were notable specific detractors for the year.

In terms of current exposures, we continue to favor Residential REITs, with overweight allocations to Single-Family Housing and Manufactured Housing. However, we have underweight exposure to Apartments as we remain skeptical of the overall growth outlook for the space given slowing rent growth and other ongoing headwinds to industry fundamentals. We also maintain overweight allocations to Data Storage REITs and Infrastructure companies (i.e., cell towers), both of which are exposed to long-term secular growth tailwinds in our eyes. Industrials REITs (i.e., warehouses) represent our largest absolute weight in the portfolio, and a relative overweight as well. We continue to find this space attractive from a long-term fundamental perspective with regard to demand for warehouses & supply-chain-related space.

The portfolio maintains zero allocation to Mall and Shopping Center REITs as we believe the fundamental outlook for brick-and-mortar retail remains challenged moving forward. We also maintain an underweight to the Hospitality space and minimal exposure to Gaming REITs. Finally, we continue to have a notable underweight allocation to Offices. We had been wary of ongoing pressures within the industry and took the opportunity presented by a run of positive performance for Offices to reduce our exposure to zero.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Performance for the Real Estate Series Class S shares is provided above. Performance for other share classes will differ based on each class’s underlying expenses. Additional information and associated disclosures can be found on the Performance Update page of this report.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the MSCI US REIT Index.

The data presented is for informational purposes only. It is not to be considered a specific stock recommendation.

All investments involve risks, including potential loss of principal. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified among a variety of sectors. The Real Estate Series is subject to risks associated with the direct ownership of real estate, including the potential for falling real estate prices and the possibility of being highly leveraged; an investment in the Series will be closely aligned with the performance of the real estate markets. Additionally, like all derivatives, investments in options can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk.

2

Real Estate Series

Performance Update as of December 31, 2023

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS
	AS OF DECEMBER 31, 2023
	ONE	FIVE	TEN
	YEAR[1]	YEAR	YEAR
Real Estate Series - Class S2	10.28%	6.97%	7.41%
Real Estate Series - Class I2	10.56%	7.23%	7.68%
Real Estate Series - Class W2,3	11.48%	8.02%	7.94%
Real Estate Series - Class Z2,3	10.71%	7.40%	7.62%
MSCI U.S. Real Estate Investment Trust (REIT) Index[4]	12.27%	6.15%	6.29%

The following graph compares the value of a $10,000 investment in the Real Estate Series - Class S for the ten years ended December 31, 2023 to the MSCI U.S. REIT Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2023, this net expense ratio was 1.10% for Class S, 0.85% for Class I, 0.10% for Class W and 0.70% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.14% for Class S, 0.85% for Class I, 0.74% for Class W and 0.74% for Class Z for the year ended December 31, 2023.

3For periods through March 1, 2019 (the inception date of the Class W and Class Z shares), performance for the Class W and Class Z shares is based on the historical performance of the Class S shares. Because the Class W and Class Z shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

4The MSCI U.S. Real Estate Investment Trust (REIT) Index is a free float-adjusted market capitalization index that is comprised of equity REITs that are classified in the Equity REITs Industry under the GICS® Real Estate sector. The MSCI U.S. REIT Index is a subset of the MSCI USA Investable Market Index (IMI) which captures large, mid, and small-cap securities. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.Index data referenced herein is the property of MSCI, its affiliates ("MSCI") and/or its third party suppliers and has been licensed for use by Manning & Napier. MSCI and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

3

Real Estate Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*	EXPENSE
	7/1/23	12/31/23	7/1/23 - 12/31/23	RATIO
Class S
Actual	$1,000.00	$1,028.60	$5.62	1.10%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class I
Actual	$1,000.00	$1,029.10	$4.35	0.85%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class W
Actual	$1,000.00	$1,033.70	$0.51	0.10%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%
Class Z
Actual	$1,000.00	$1,030.40	$3.58	0.70%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Real Estate Series

Portfolio Composition as of December 31, 2023

(unaudited)

Sector Allocation[1]

1As a percentage of net assets.

Top Ten Stock Holdings[2]
Equinix, Inc.	12.9%	Invitation Homes, Inc.	4.0%
Prologis, Inc.	12.7%	American Tower Corp.	3.8%
SBA Communications Corp.	5.1%	Rexford Industrial Realty, Inc.	3.6%
Sun Communities, Inc.	4.6%	Americold Realty Trust, Inc.	3.5%
Public Storage	4.6%	Cellnex Telecom S.A. (Spain)	3.4%

2As a percentage of total investments.

5

Real Estate Series

Investment Portfolio - December 31, 2023

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 98.8%

Communication Services - 4.4%
Diversified Telecommunication Services - 4.4%
Cellnex Telecom S.A. (Spain)[1]	225,925	$8,895,345
Helios Towers plc (Tanzania)*	2,253,833	2,556,835
Total Communication Services		11,452,180
Consumer Discretionary - 2.6%
Hotels, Restaurants & Leisure - 2.6%
Marriott Vacations Worldwide Corp.	35,735	3,033,544
Monarch Casino & Resort, Inc.	56,835	3,930,140
Total Consumer Discretionary		6,963,684
Real Estate - 91.8%
Health Care REITs - 5.2%
Ventas, Inc.	116,419	5,802,323
Welltower, Inc.	87,423	7,882,932
		13,685,255
Industrial REITs - 25.3%
Americold Realty Trust, Inc.	299,590	9,068,589
Goodman Group (Australia)	166,812	2,871,979
LXP Industrial Trust	626,752	6,217,380
Prologis, Inc.	248,220	33,087,726
Rexford Industrial Realty, Inc.	168,043	9,427,212
Terreno Realty Corp.	95,167	5,964,116
		66,637,002
Office REITs - 1.7%
Equity Commonwealth	235,265	4,517,088
Residential REITs - 22.6%
American Homes 4 Rent - Class A	139,131	5,003,151
Apartment Income REIT Corp.	74,508	2,587,663
AvalonBay Communities, Inc.	45,746	8,564,566
Equity LifeStyle Properties, Inc.	123,554	8,715,499
Essex Property Trust, Inc.	8,113	2,011,537
Flagship Communities REIT	241,812	3,856,901
Invitation Homes, Inc.	304,145	10,374,386
Mid-America Apartment Communities, Inc.	27,458	3,692,003
Sun Communities, Inc.	90,667	12,117,645
UDR, Inc.	72,355	2,770,473
		59,693,824
Retail REITs - 6.2%
Agree Realty Corp.	128,905	8,114,570
Getty Realty Corp.	101,233	2,958,028
Realty Income Corp.	91,753	5,268,457
		16,341,055
Specialized REITs - 30.8%
American Tower Corp.	46,531	10,045,112
Crown Castle, Inc.	35,089	4,041,902
Equinix, Inc.	41,828	33,687,853
Extra Space Storage, Inc.	50,888	8,158,873
Public Storage	39,107	11,927,635

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Specialized REITs (continued)
SBA Communications Corp.	52,110	$13,219,786
		81,081,161
Total Real Estate		241,955,385
TOTAL COMMON STOCKS
(Identified Cost $232,612,006)		260,371,249

SHORT-TERM INVESTMENT - 0.4%

Dreyfus Government Cash Management, Institutional Shares, 5.25%[2]
(Identified Cost $959,576)	959,576	959,576

TOTAL INVESTMENTS - 99.2%
(Identified Cost $233,571,582)		261,330,825
OTHER ASSETS, LESS LIABILITIES - 0.8%		2,182,650
NET ASSETS - 100%		$263,513,475

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

6

Real Estate Series

Investment Portfolio - December 31, 2023

*Non-income producing security.

1Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2023 was $8,895,345, which represented 3.4% of the Series’ Net Assets.

2Rate shown is the current yield as of December 31, 2023.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

7

Real Estate Series

Statement of Assets and Liabilities

December 31, 2023

ASSETS:

Investments, at value (identified cost $233,571,582) (Note 2)	$261,330,825
Cash	1,351
Receivable for securities sold	1,341,203
Dividends receivable	877,037
Receivable for fund shares sold	199,947
Foreign tax reclaims receivable	745

TOTAL ASSETS	263,751,108

LIABILITIES:

Accrued management fees[1]	54,603
Accrued sub-transfer agent fees[1]	31,674
Accrued fund accounting and administration fees[1]	14,108
Accrued distribution and service (Rule 12b-1) fees (Class S)[1]	6,397
Accrued Chief Compliance Officer service fees[1]	2,171
Payable for fund shares repurchased	90,733
Professional fees payable	16,243
Other payables and accrued expenses	21,704

TOTAL LIABILITIES	237,633

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$263,513,475

NET ASSETS CONSIST OF:

Capital stock	$185,756
Additional paid-in-capital	245,258,681
Total distributable earnings (loss)	18,069,038

TOTAL NET ASSETS	$263,513,475

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($30,354,662/2,135,973 shares)	$14.21

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($27,987,490/1,966,258 shares)	$14.23

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($202,654,227/14,296,166 shares)	$14.18

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z
($2,517,096/177,213 shares)	$14.20

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

8

Real Estate Series

Statement of Operations

For the Year Ended December 31, 2023

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $8,839)	$7,712,037

EXPENSES:

Management fees (Note 3)	1,593,204
Sub-transfer agent fees (Note 3)	84,609
Fund accounting and administration fees (Note 3)	83,535
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	81,752
Directors’ fees (Note 3)	36,445
Chief Compliance Officer service fees (Note 3)	8,367
Custodian fees	4,806
Miscellaneous	238,143

Total Expenses	2,130,861
Less reduction of expenses (Note 3)	(1,280,715)

Net Expenses	850,146

NET INVESTMENT INCOME	6,861,891

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	(9,047,276)
Foreign currency and translation of other assets and liabilities	(48,990)
(9,096,266)
Net change in unrealized appreciation (depreciation) on-
Investments	30,002,089
Foreign currency and translation of other assets and liabilities	426
30,002,515
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	20,906,249

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,768,140

The accompanying notes are an integral part of the financial statements.

9

Real Estate Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/23	FOR THE YEAR ENDED 12/31/22
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$6,861,891	$5,373,826
Net realized gain (loss) on investments and foreign currency	(9,096,266)	30,154,454
Net change in unrealized appreciation (depreciation) on investments and foreign currency	30,002,515	(135,524,555)

Net increase (decrease) from operations	27,768,140	(99,996,275)

DISTRIBUTIONS TO SHAREHOLDERS (Note 10):

Class S	(631,204)	(4,530,110)
Class I	(636,894)	(4,983,168)
Class W	(6,044,678)	(28,120,697)
Class Z	(56,909)	(312,579)
From return of capital (Class S)	(31,975)	—
From return of capital (Class I)	(32,634)	—
From return of capital (Class W)	(316,808)	—
From return of capital (Class Z)	(2,936)	—

Total distributions to shareholders	(7,754,038)	(37,946,554)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(20,293,485)	11,190,953

Net increase (decrease) in net assets	(279,383)	(126,751,876)

NET ASSETS:

Beginning of year	263,792,858	390,544,734

End of year	$263,513,475	$263,792,858

The accompanying notes are an integral part of the financial statements.

 10

Real Estate Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.17	$20.66	$14.92	$16.31	$13.09
Income (loss) from investment operations:
Net investment income[1]	0.25	0.16	0.12	0.12 [2]	0.15
Net realized and unrealized gain (loss) on investments	1.10	(5.63)	6.35	(1.15)	3.65
Total from investment operations	1.35	(5.47)	6.47	(1.03)	3.80
Less distributions to shareholders:
From net investment income	(0.27)	(0.23)	(0.10)	(0.13)	(0.16)
From net realized gain on investments	(0.03)	(1.79)	(0.63)	(0.19)	(0.42)
From return of capital	(0.01)	—	—	(0.04)	—
Total distributions to shareholders	(0.31)	(2.02)	(0.73)	(0.36)	(0.58)

Net asset value - End of year	$14.21	$13.17	$20.66	$14.92	$16.31
Net assets - End of year (000’s omitted)	$30,355	$33,005	$48,549	$37,762	$59,923
Total return[3]	10.28%	(26.96% )	43.67%	(6.27% )	29.14% [4]
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.10%	1.10%	1.10%	1.10%	1.11%
Net investment income	1.79%	0.96%	0.66%	0.81% [2]	1.02%
Series portfolio turnover	38%	43%	26%	69%	24%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.04%	0.02%	0.01%	0.03%	0.00%	[5]

1Calculated based on average shares outstanding during the years.

2Includes special dividends from two of the Series' securities. Excluding this amount, the net investment income per share would have been $0.11 and the net investment income ratio would have been 0.72%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

4Includes litigation proceeds. Excluding this amount, the total return is 29.06%.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

 11

Real Estate Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.19	$20.71	$16.04	$18.35	$15.67
Income (loss) from investment operations:
Net investment income[1]	0.28	0.21	0.17	0.17 [2]	0.31
Net realized and unrealized gain (loss) on investments	1.11	(5.66)	6.78	(1.28)	4.25
Total from investment operations	1.39	(5.45)	6.95	(1.11)	4.56
Less distributions to shareholders:
From net investment income	(0.30)	(0.28)	(0.48)	(0.52)	(0.68)
From net realized gain on investments	(0.03)	(1.79)	(1.80)	(0.54)	(1.20)
From return of capital	(0.02)	—	—	(0.14)	—
Total distributions to shareholders	(0.35)	(2.07)	(2.28)	(1.20)	(1.88)

Net asset value - End of year	$14.23	$13.19	$20.71	$16.04	$18.35
Net assets - End of year (000’s omitted)	$27,987	$34,719	$51,320	$30,787	$50,025
Total return[3]	10.56%	(26.83% )	44.14%	(5.96% )	29.31%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.84% [4]	0.85%	0.84%
Net investment income	2.00%	1.20%	0.92%	1.02% [2]	1.62%
Series portfolio turnover	38%	43%	26%	69%	24%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.00%[5]	0.01%	N/A	0.01%	N/A

1Calculated based on average shares outstanding during the years.

2Includes special dividends from two of the Series' securities. Excluding this amount, the net investment income per share would have been $0.14 and the net investment income ratio would have been 0.93%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes recoupment of past waived and/or reimbursed fees. Excluding this amount, the expense ratio (to average net assets) would have decreased by less than 0.01%.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

 12

Real Estate Series

Financial Highlights - Class W

	FOR THE YEAR ENDED				FOR THE
					PERIOD
					3/1/19[1] TO
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.14	$20.65	$14.89	$16.27	$14.76
Income (loss) from investment operations:
Net investment income[2]	0.39	0.33	0.29	0.33 [3]	0.35
Net realized and unrealized gain (loss) on investments	1.11	(5.64)	6.38	(1.20)	1.91
Total from investment operations	1.50	(5.31)	6.67	(0.87)	2.26
Less distributions to shareholders:
From net investment income	(0.41)	(0.41)	(0.29)	(0.25)	(0.33)
From net realized gain on investments	(0.03)	(1.79)	(0.63)	(0.19)	(0.42)
From return of capital	(0.02)	—	—	(0.07)	—
Total distributions to shareholders	(0.46)	(2.20)	(0.92)	(0.51)	(0.75)

Net asset value - End of period	$14.18	$13.14	$20.65	$14.89	$16.27
Net assets - End of period (000’s omitted)	$202,654	$194,053	$288,394	$214,871	$191,373
Total return[4]	11.48%	(26.26% )	45.19%	(5.33% )	15.43% [5]
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	0.10%	0.10% [6]
Net investment income	2.81%	1.95%	1.66%	2.27% [3]	2.58% [6]
Series portfolio turnover	38%	43%	26%	69%	24%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.64%	0.62%	0.61%	0.64%	0.62%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Includes special dividends from two of the Series' securities. Excluding this amount, the net investment income per share would have been $0.31 and the net investment income ratio would have been 2.14%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Includes litigation proceeds. Excluding this amount, the total return would have been 15.36%.

6Annualized.

The accompanying notes are an integral part of the financial statements.

 13

Real Estate Series

Financial Highlights - Class Z

	FOR THE YEAR ENDED				FOR THE
					PERIOD
					3/1/19[1] TO
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.17	$20.67	$15.99	$18.32	$17.61
Income (loss) from investment operations:
Net investment income[2]	0.31	0.25	0.23	0.25 [3]	0.23
Net realized and unrealized gain (loss) on investments	1.09	(5.66)	6.75	(1.36)	2.38
Total from investment operations	1.40	(5.41)	6.98	(1.11)	2.61
Less distributions to shareholders:
From net investment income	(0.32)	(0.30)	(0.51)	(0.54)	(0.71)
From net realized gain on investments	(0.03)	(1.79)	(1.79)	(0.54)	(1.19)
From return of capital	(0.02)	—	—	(0.14)	—
Total distributions to shareholders	(0.37)	(2.09)	(2.30)	(1.22)	(1.90)

Net asset value - End of period	$14.20	$13.17	$20.67	$15.99	$18.32
Net assets - End of period (000’s omitted)	$2,517	$2,016	$2,281	$549	$539
Total return[4]	10.71%	(26.67% )	44.36%	(5.96% )	14.98% [5]
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%	0.70%	0.70%	0.70%	0.70% [6]
Net investment income	2.26%	1.51%	1.15%	1.51% [3]	1.42% [6]
Series portfolio turnover	38%	43%	26%	69%	24%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.04%	0.02%	0.01%	0.04%	0.02%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Includes special dividends from two of the Series' securities. Excluding this amount, the net investment income per share would have been $0.23 and the net investment income ratio would have been 1.39%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Includes litigation proceeds. Excluding this amount, the total return would have been 14.62%

6Annualized.

The accompanying notes are an integral part of the financial statements.

 14

Real Estate Series

Notes to Financial Statements

1.	Organization

Real Estate Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide high current income and long-term capital appreciation by investing principally in companies in the real estate industry.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2023, 6.4 billion shares have been designated in total among 15 series, of which 100 million have been designated as Real Estate Series Class I common stock, Real Estate Series Class S common stock and Real Estate Series Class Z common stock and 75 million have been designated as Real Estate Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often

15

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2023 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$11,452,180	$—	$11,452,180	$—
Consumer Discretionary	6,963,684	6,963,684	—	—
Industrial REITs	66,637,002	63,765,023	2,871,979	—
Real Estate - Other*	175,318,383	175,318,383	—	—
Short-Term Investment	959,576	959,576	—	—
Total assets	$261,330,825	$247,006,666	$14,324,159	$—

*Please refer to the Investment Portfolio for the industry classifications of these portfolio holdings.

#Includes certain foreign equity securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

There were no Level 3 securities held by the Series as of December 31, 2022 or December 31, 2023.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder

16

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2023, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2020 through December 31, 2023. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

17

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund. For the year ended December 31, 2023, the sub-transfer agency expenses incurred by Class S and Class I were $47,510 and $37,099 respectively.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $18,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

18

Real Estate Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.85% of the average daily net assets of the Class S and Class I shares, 0.10% of the average daily net assets of the Class W shares, and 0.70% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $1,188,359 in management fees for Class W for the year ended December 31, 2023. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $11,544, $1,286, $78,695 and $831 for Class S, Class I Class W and Class Z, respectively, for the year ended December 31, 2023. These amounts are included as a reduction of expenses on the Statement of Operations.

As of December 31, 2023, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31,
	2024	2025	2026	TOTAL
Class S	$2,956	$7,032	$11,544	$21,532
Class I	—	2,875	1,286	4,161
Class W	30,356	48,609	78,695	157,660
Class Z	96	417	831	1,344

For the year ended December 31, 2023, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

4.	Purchases and Sales of Securities

For the year ended December 31, 2023, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $99,955,202 and $119,459,346, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of Real Estate Series were:

CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	12/31/23		12/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	298,615	$4,124,825	346,357	$6,141,623
Reinvested	47,070	654,268	314,796	4,363,076
Repurchased	(716,674)	(9,761,049)	(503,878)	(8,548,741)
Total	(370,989)	$(4,981,956)	157,275	$1,955,958

19

Real Estate Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	12/31/23		12/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	523,508	$7,294,440	856,809	$15,125,704
Reinvested	46,732	650,513	313,216	4,347,440
Repurchased	(1,236,605)	(17,086,438)	(1,016,524)	(16,727,072)
Total	(666,365)	$(9,141,485)	153,501	$2,746,072

CLASS W	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	12/31/23		12/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	791,876	$10,793,082	559,696	$9,333,852
Reinvested	452,390	6,270,127	1,988,426	27,499,927
Repurchased	(1,715,730)	(23,560,787)	(1,746,092)	(30,948,554)
Total	(471,464)	$(6,497,578)	802,030	$5,885,225

CLASS Z	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	12/31/23		12/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	74,294	$1,019,044	121,176	$2,056,232
Reinvested	4,309	59,846	22,553	312,579
Repurchased	(54,464)	(751,356)	(100,984)	(1,765,113)
Total	24,139	$327,534	42,745	$603,698

Approximately 77% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2024 unless extended or renewed. During the year ended December 31, 2023, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2023.

 20

Real Estate Series

Notes to Financial Statements (continued)

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Real Estate Securities

The Series may focus its investments in certain real estate related industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

10.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including losses deferred due to wash sales, foreign currency gains and losses and redesignation of distributions paid. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2023, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $868 and decrease Total Distributable Earnings (Loss) by $868. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 12/31/23	ENDED 12/31/22
Ordinary income	$6,862,130	$5,471,177
Long-term capital gains	$507,555	$32,475,377
Return of capital	$384,353	—

At December 31, 2023, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$233,839,720
Unrealized appreciation	36,525,621
Unrealized depreciation	(9,034,634)
Net unrealized appreciation	$27,490,987
Capital loss carryforwards	$(9,371,859)
Qualified late-year losses[1]	$49,229

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2024.

At December 31, 2023, the Series had net short-term capital loss carryforwards of $3,084,167 and net long-term capital loss carryforwards of $6,287,692, which may be carried forward indefinitely.

11.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The

 21

Real Estate Series

Notes to Financial Statements (continued)

11.	Market Event (continued)

global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

 22

Real Estate Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Real Estate Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Real Estate Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 16, 2024

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

 23

Real Estate Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $269,002 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 1.44%.

The Series designates $6,319,604, or 92.09% of the dividends distributed as Section 199A dividends.

 24

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer1

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1978
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[2] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016–2018);
Director of Finance (2011–2016); Financial Analyst/Internal Auditor (2004–2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1945
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

Name:	Eunice K. Chapon
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1969
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since May 2023
Principal Occupation(s) During Past 5 Years:	Director of Operations and Business Development since 2022 – BrightEdge/American Cancer Society (impact investment/non-profit); General Counsel and Chief Operating Officer (2021-2022) – Decency Global Inc. (ESG start-up); Senior Vice President and Counsel, Head of Legal – Global Distribution (2018-2021); Vice President and Counsel (2016-2018) – Natixis Investment Managers (investment management)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

 25

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1965
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1957
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (education); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1950
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

 26

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018) – Manning & Napier Advisors, LLC; Corporate Secretary, Director since 2019 – Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1980
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[2] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018) - Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Vice President
Term of Office[2] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021.

Name:	Jill Peeper
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Assistant Treasurer
Term of Office[2] & Length of Time Served:	Assistant Treasurer since 2023
Principal Occupation(s) During Past 5 Years:	Mutual Fund Financial Reporting Manager since 2022 - Manning & Napier Advisors, LLC; Fund Accounting Manager (2007 – 2022) – State Street Bank.

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1971
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[2] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Principal Consultant, Fund Officers, since 2020 – ACA Group (formerly Foreside Financial Group); Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.

 27

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

1Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

2The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

 28

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 29

Real Estate Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNRES-12/23-AR

30

www.manning-napier.com

Manning & Napier Fund, Inc.

Credit Series

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

2023 was surprising on many fronts. The resiliency of the U.S. economy, driven by a strong labor market and consumer spending, was unanticipated by many observers, including us. While inflation has come down globally without a large spike in unemployment, interest rates remain high relative to the past 15 years around the world, creating increasing pressure on indebted families, companies, and governments. On the geopolitical front, the world feels more dangerous than in many decades, confronting war in the Middle East and Europe and heightened tension between China and the U.S.

Capital markets have likewise been surprising. For much of the year equities globally rose in aggregate, but in a remarkably concentrated way, as a mere seven U.S. technology stocks explain pretty much the entirety of the returns in equities both in the U.S. and globally through October. Bonds, meanwhile, struggled into the early fall. However, in the last two months of 2023, strong comments from the Federal Reserve indicating a likely pivot to reducing rates more significantly in 2024 led to very strong rallies in both stocks in a broader fashion and in bonds. Both stocks and bonds did well on a global basis in 2023.

As 2023 amply demonstrated, the future is unknown and prone to surprises. We have confidence in our ability to mitigate the risks emerging from the current environment, while keeping our shareholders’ goals and needs at the forefront of our decision making.

Our consistent investment philosophies, disciplines, and time-tested processes – that have guided our seasoned investors over multiple economic and capital market cycles over the past half-century – remain at our core and will support us as this cycle plays out.

In 2023, we launched a new investment strategy, the Callodine Equity Income fund, in partnership with the Callodine Group, our parent company. The combination with Callodine was a strategic decision to position Manning & Napier well for the future and to help us continue to evolve in ways that seek to benefit our investors. We look forward to sharing new investment strategies and opportunities with you in the future.

Above all, we thank and appreciate your continued confidence in our firm.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Credit Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term total return. Under normal circumstances, at least 80% of the Series’ assets will be invested in credit-related instruments and other financial instruments, principally derivative instruments and exchange-traded funds, with economic characteristics similar to credit-related instruments.

Performance Commentary

After posting double digit losses the previous year, fixed income markets ended 2023 on a positive note with the largest returns being generated during the fourth quarter. This was in large part due to a pivot in Federal Reserve policy as they appear to be at the end of their rate hiking campaign and are projecting cuts in 2024, causing yields across the curve to fall and risk assets to rally.

As a reminder, the Credit Series was created specifically to provide Manning & Napier’s separately managed multi-asset class clients with desired credit exposure (e.g., corporates, asset-backed, and commercial mortgage-backed securities).

The Series experienced positive absolute returns for the year and outperformed its benchmark, the Bloomberg US Intermediate Credit Index, returning 7.30% and 6.94% respectively. Outperformance was primarily attributable to strong selection within corporate bonds.

While markets appear to be increasingly embracing the soft-landing narrative and the Federal Reserve has struck a more dovish tone, we still believe that the economy is in the later stages. Furthermore, as financial conditions have tightened over the past two years, we believe that we will likely begin to see a more normal credit cycle play out and are already starting to see an uptick (albeit slow) in defaults. As we look to navigate this difficult environment, we believe that a select, disciplined approach focused on current valuations and economic conditions will be key to avoiding areas of risk and uncovering opportunities.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Performance for the Credit Series Class W shares is provided above. Additional information and associated disclosures can be found on the Performance Update page of this report.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the Bloomberg US Intermediate Credit Index.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in derivatives can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

2

Credit Series

Performance Update as of December 31, 2023

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2023
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[1,2]
Credit Series - Class W3	7.30%	0.99%
Bloomberg U.S. Intermediate Government/Credit Bond Index[4]	6.94%	0.54%

The following graph compares the value of a $10,000 investment in the Credit Series - Class W from its inception (April 14, 2020) to present (December 31, 2023) to the Bloomberg U.S. Intermediate Credit Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Inception date for the Series was April 14, 2020. Inception performance for the index begins on the first day of the month following the Series’ inception.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2023, this annualized net expense ratio was 0.10% for Class W. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.36% for Class W for the year ended December 31, 2023.

4The Bloomberg U.S. Intermediate Government/Credit Bond Index is a market value-weighted measure of over 3,000 investment-grade corporate and government securities with maturities greater than one year but less than ten years. The Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE). Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates (“Bloomberg”), and/or its third party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

3

Credit Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical line in the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/23	ENDING ACCOUNT VALUE 12/31/23	EXPENSES PAID DURING PERIOD* 7/1/23 - 12/31/23	ANNUALIZED EXPENSE RATIO
Class W
Actual	$1,000.00	$1,044.70	$0.52	0.10%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%

*Expenses are equal to each Series’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Series’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Credit Series

Portfolio Composition as of December 31, 2023

(unaudited)

Sector Allocation[1]

1As a percentage of net assets.

5

Credit Series

Investment Portfolio - December 31, 2023

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS - 31.0%

Non-Convertible Corporate Bonds- 31.0%
Communication Services - 4.8%
Entertainment - 1.2%
Warnermedia Holdings, Inc., 4.054%, 3/15/2029	3,730,000	$3,542,013
Interactive Media & Services - 3.6%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[2]	10,890,000	10,358,919

Total Communication Services		13,900,932
Consumer Discretionary - 4.0%
Broadline Retail - 4.0%
Alibaba Group Holding Ltd.,
(China), 2.125%, 2/9/2031	1,700,000	1,410,049
(China), 4.00%, 12/6/2037	6,090,000	5,257,333
Amazon.com, Inc., 3.30%, 4/13/2027	5,230,000	5,080,946
Total Consumer Discretionary		11,748,328
Consumer Staples - 1.7%
Beverages - 1.7%
PepsiCo, Inc., 3.90%, 7/18/2032	5,010,000	4,894,273

Energy - 3.6%
Oil, Gas & Consumable Fuels - 3.6%
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039	3,380,000	3,693,219
Energy Transfer LP, 6.50%, 2/1/2042	6,320,000	6,703,286
Total Energy		10,396,505

Financials - 4.9%
Banks - 4.9%
Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.320%), 2.687%, 4/22/2032[3]	4,530,000	3,828,226
Citigroup, Inc., (U.S. Secured Overnight Financing Rate + 0.770%), 1.462%, 6/9/2027[3]	4,360,000	3,990,476
JPMorgan Chase & Co., (3 mo. U.S. Secured Overnight Financing Rate + 3.790%), 4.493%, 3/24/2031[3]	6,500,000	6,346,347
Total Financials		14,165,049
Industrials - 2.7%
Ground Transportation - 0.8%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.350%), 6.613%, 12/15/2055[3]	2,540,000	2,476,164
Trading Companies & Distributors - 1.9%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/2028	3,000,000	2,736,194
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Trading Companies & Distributors (continued)
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[2]	2,890,000	$2,716,148
		5,452,342
Total Industrials		7,928,506
Information Technology - 1.7%
Semiconductors & Semiconductor Equipment - 1.7%
QUALCOMM, Inc.,
4.25%, 5/20/2032	3,495,000	3,475,114
5.40%, 5/20/2033	1,305,000	1,411,983

Total Information Technology		4,887,097
Materials - 0.9%
Metals & Mining - 0.9%
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/2027[2]	2,860,683	2,699,382

Real Estate - 4.0%
Retail REITs - 2.6%
Simon Property Group LP,
2.25%, 1/15/2032	2,160,000	1,797,346
2.65%, 2/1/2032	6,865,000	5,872,053
		7,669,399
Specialized REITs - 1.4%
SBA Tower Trust, 6.599%, 1/15/2028[2]	3,940,000	4,052,219
Total Real Estate		11,721,618
Utilities - 2.7%
Electric Utilities - 0.8%
Alexander Funding Trust II, 7.467%, 7/31/2028[2]	2,290,000	2,407,017

Independent Power and Renewable Electricity Producers - 1.9%
Palomino Funding Trust I, 7.233%, 5/17/2028[2]	5,230,000	5,503,858
Total Utilities		7,910,875
TOTAL CORPORATE BONDS
(Identified Cost $93,505,179)		90,252,565

ASSET-BACKED SECURITIES - 13.8%

ALLO Issuer LLC, Series 2023-1A, Class A2, 6.20%, 6/20/2053[2]	1,600,000	1,565,259
Business Jet Securities LLC, Series 2021-1A, Class A, 2.162%, 4/15/2036[2]	725,494	671,104
CarMax Auto Owner Trust, Series 2020-4, Class A3, 0.50%, 8/15/2025	666,028	659,033
CF Hippolyta Issuer LLC, Series 2020-1, Class B1, 2.28%, 7/15/2060[2]	2,113,712	1,934,445

The accompanying notes are an integral part of the financial statements.

6

Credit Series

Investment Portfolio - December 31, 2023

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

CF Hippolyta Issuer LLC, (continued)
Series 2021-1A, Class B1, 1.98%, 3/15/2061[2]	895,325	$759,557
Commonbond Student Loan Trust, Series 2020-AGS, Class A, 1.98%, 8/25/2050[2]	590,123	511,897
Credit Acceptance Auto Loan Trust, Series 2021-2A, Class C, 1.64%, 6/17/2030[2]	1,000,000	969,857
Series 2021-3A, Class B, 1.38%, 7/15/2030[2]	1,300,000	1,254,194
DataBank Issuer,
Series 2021-2A, Class A2, 2.40%, 10/25/2051[2]	900,000	798,991
Series 2023-1A, Class A2, 5.116%, 2/25/2053[2]	1,350,000	1,274,029
Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/2051[2]	1,525,000	1,369,169
Goodgreen Trust, Series 2020-1A, Class A, 2.63%, 4/15/2055[2]	721,136	567,963
Hotwire Funding LLC,
Series 2021-1, Class A2, 2.311%, 11/20/2051[2]	1,470,000	1,326,527
Series 2023-1A, Class A2, 5.687%, 5/20/2053[2]	2,400,000	2,380,754
KREF Ltd., Series 2021-FL2, Class AS, (1 mo. U.S. Secured Overnight Financing Rate + 1.414%), 6.776%, 2/15/2039[2,4]	1,500,000	1,443,200
Libra Solutions LLC,
Series 2022-2A, Class A, 6.85%, 10/15/2034[2]	554,046	553,710
Series 2023-1A, Class A, 7.00%, 2/15/2035[2]	824,834	823,972
Navient Private Education Refi Loan Trust,
Series 2017-2A, Class A, (U.S. Secured Overnight Financing Rate 30 Day Average + 1.164%), 6.502%, 12/27/2066[2,4]	1,637,255	1,629,417
Series 2020-DA, Class A, 1.69%, 5/15/2069[2]	514,264	467,737
Series 2021-A, Class A, 0.84%, 5/15/2069[2]	356,847	314,003
Nelnet Student Loan Trust, Series 2012-3A, Class A, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.814%), 6.152%, 3/26/2040[2,4]	631,925	625,425
Oak Street Investment Grade Net Lease Fund, Series 2020-1A, Class A1, 1.85%, 11/20/2050[2]	1,894,533	1,719,450
Oxford Finance Funding LLC, Series 2022-1A, Class A2, 3.602%, 2/15/2030[2]	2,850,000	2,717,018
Series 2023-1A, Class A2, 6.716%, 2/15/2031[2]	2,120,000	2,113,877
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

PEAR LLC,
Series 2021-1, Class A, 2.60%, 1/15/2034[2]	968,915	$930,920
Series 2023-1, Class A, 7.42%, 7/15/2035[2]	1,401,018	1,408,494
PHEAA Student Loan Trust, Series 2016-1A, Class A, (U.S. Secured Overnight Financing Rate 30 Day Average + 1.264%), 6.602%, 9/25/2065[2,4]	437,807	438,557
Slam Ltd., Series 2021-1A, Class A, (Cayman Islands), 2.434%, 6/15/2046[2]	1,603,030	1,385,563
SLM Student Loan Trust, Series 2011-2, Class A2, (U.S. Secured Overnight Financing Rate 30 Day Average + 1.314%), 6.652%, 10/25/2034[4]	507,764	507,409
Series 2013-6, Class A3, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.764%), 6.102%, 6/26/2028[4]	1,228,704	1,206,739
SMB Private Education Loan Trust, Series 2017-B, Class A2A, 2.82%, 10/15/2035[2]	126,957	121,417
Series 2017-B, Class A2B, (1 mo. U.S. Secured Overnight Financing Rate + 0.864%), 6.226%, 10/15/2035[2,4]	574,984	569,077
SoFi Professional Loan Program Trust, Series 2018-B, Class A2FX, 3.34%, 8/25/2047[2]	84,067	81,892
Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2, 1.877%, 3/26/2046[2]	1,050,000	954,298
Store Master Funding I-VII, Series 2018-1A, Class A1, 3.96%, 10/20/2048[2]	1,390,516	1,362,776
Tricon American Homes, Series 2020-SFR1, Class A, 1.499%, 7/17/2038[2]	1,394,843	1,263,595
Vantage Data Centers Issuer LLC, Series 2020-1A, Class A2, 1.645%, 9/15/2045[2]	1,750,000	1,619,391
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $42,112,433)		40,300,716

COMMERCIAL MORTGAGE-BACKED SECURITIES - 14.7%

Agate Bay Mortgage Trust, Series 2016-2, Class A3, 3.50%, 3/25/2046[2,5]	891,737	807,572
Brean Asset Backed Securities Trust, Series 2021-RM2, Class A, 1.75%, 10/25/2061[2,5]	859,897	772,532
Credit Suisse Mortgage Capital Trust, Series 2013-7, Class A6, 3.50%, 8/25/2043[2,5]	242,877	221,536
Series 2018-J1, Class A2, 3.50%, 2/25/2048[2,5]	3,940,293	3,510,549

The accompanying notes are an integral part of the financial statements.

7

Credit Series

Investment Portfolio - December 31, 2023

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Fannie Mae REMICS,
Series 2020-48, Class DC, 2.50%, 7/25/2050	4,025,449	$3,501,363
Series 2021-69, Class WJ, 1.50%, 10/25/2050	627,123	530,365
Flagstar Mortgage Trust, Series 2021-8INV, Class A3, 2.50%, 9/25/2051[2,5]	818,050	670,377
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K072, Class A2, 3.444%, 12/25/2027	1,000,000	966,630
Series K106, Class X1 (IO), 1.318%, 1/25/2030[5]	15,089,596	996,851
Freddie Mac REMICS, Series 5189, Class CP, 2.50%, 6/25/2049	4,241,163	3,688,548
GS Mortgage-Backed Securities Corp. Trust,
Series 2020-PJ3, Class A14, 3.00%, 10/25/2050[2,5]	245,148	209,650
Series 2021-INV1, Class A6, 2.50%, 12/25/2051[2,5]	808,038	701,360
Series 2021-PJ6, Class A8, 2.50%, 11/25/2051[2,5]	547,613	479,265
Series 2021-PJ9, Class A8, 2.50%, 2/26/2052[2,5]	629,158	545,888
Series 2022-PJ3, Class A6, 3.00%, 8/25/2052[2,5]	1,789,448	1,523,618
Imperial Fund Mortgage Trust,
Series 2021-NQM3, Class A1, 1.595%, 11/25/2056[2,5]	742,266	611,640
Series 2022-NQM2, Class A1, 3.638%, 3/25/2067[2,6]	1,312,388	1,194,217
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2019-ICON, Class A, 3.884%, 1/5/2034[2]	1,917,386	1,907,763
J.P. Morgan Mortgage Trust,
Series 2016-3, Class 2A2, 2.50%, 10/25/2046[2,5]	694,943	633,342
Series 2019-INV3, Class A3A, 3.00%, 5/25/2050[2,5]	474,703	401,306
Series 2022-INV3, Class A3B, 3.00%, 9/25/2052[2,5]	1,726,746	1,466,897
Morgan Stanley Capital I Trust, Series 2020-CNP, Class A, 2.428%, 4/5/2042[2,5]	1,000,000	802,683
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1 mo. U.S. Secured Overnight Financing Rate + 0.864%), 6.220%, 5/25/2055[2,4]	1,733,333	1,730,724
Oceanview Mortgage Loan Trust, Series 2020-1, Class A1A, 1.733%, 5/28/2050[2,5]	534,321	475,725
PCG LLC, Series 2023-1, (1 mo. U.S. Secured Overnight Financing Rate + 6.000%), 11.356%, 7/25/2029 (Acquired 7/24/2023, cost $4,495,435)[4,7]	4,495,435	4,494,778
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Provident Funding Mortgage Trust, Series 2021-2, Class A2A, 2.00%, 4/25/2051[2,5]	675,088	$564,997
Series 2021-INV1, Class A1, 2.50%, 8/25/2051[2,5]	1,359,762	1,114,339
RCKT Mortgage Trust,
Series 2021-6, Class A1, 2.50%, 12/25/2051[2,5]	829,204	679,237
Series 2021-6, Class A5, 2.50%, 12/25/2051[2,5]	934,269	802,977
RUN Trust, Series 2022-NQM1, Class A1, 4.00%, 3/25/2067[2]	862,813	808,840
Sequoia Mortgage Trust,
Series 2013-5, Class A1, 2.50%, 5/25/2043[2,5]	466,905	404,004
Series 2013-9, Class A1, 3.50%, 7/25/2043[2,5]	3,578,562	3,284,325
Series 2017-3, Class A19, 3.50%, 4/25/2047[2,5]	1,456,249	1,294,397
WinWater Mortgage Loan Trust, Series 2015-3, Class A1, 3.50%, 3/20/2045[2,5]	1,190,670	1,083,832
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $46,360,028)		42,882,127

MUNICIPAL BONDS - 1.3%

Hawaii, Series GC, G.O. Bond, 2.632%, 10/1/2037	2,240,000	1,738,481
South Carolina Public Service Authority, Series B, Revenue Bond, 2.329%, 12/1/2028	1,355,000	1,194,330
Tampa-Hillsborough County Expressway Authority, Series B, Revenue Bond, BAM, 1.892%, 7/1/2029	1,000,000	869,242
TOTAL MUNICIPAL BONDS
(Identified Cost $4,675,020)		3,802,053

U.S. GOVERNMENT AGENCIES - 37.5%

Mortgage-Backed Securities - 37.5%
Fannie Mae
Pool #MA4687, UMBS, 4.00%, 6/1/2042	4,289,826	4,132,754
Pool #FS3146, UMBS, 4.50%, 10/1/2042	3,217,613	3,178,231
Pool #MA4851, UMBS, 5.00%, 11/1/2042	3,977,367	3,975,185
Pool #FS5443, UMBS, 4.50%, 6/1/2043	3,712,964	3,655,275
Pool #BK0433, UMBS, 3.50%, 12/1/2049	5,127,364	4,725,452
Pool #FS4253, UMBS, 3.50%, 3/1/2050	3,481,992	3,254,207
Pool #FM6890, UMBS, 3.00%, 6/1/2050	1,928,140	1,731,937

The accompanying notes are an integral part of the financial statements.

8

Credit Series

Investment Portfolio - December 31, 2023

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #CA6316, UMBS, 3.00%, 7/1/2050	1,456,998	$1,291,040
Pool #FS4339, UMBS, 3.00%, 12/1/2050	2,503,125	2,249,895
Pool #FS1807, UMBS, 3.50%, 7/1/2051	4,154,580	3,864,910
Pool #FS1838, UMBS, 3.00%, 12/1/2051	4,310,878	3,854,002
Pool #MA4514, UMBS, 3.50%, 1/1/2052	1,541,416	1,417,222
Pool #BV5383, UMBS, 3.00%, 4/1/2052	2,629,639	2,347,194
Pool #MA4626, UMBS, 4.00%, 6/1/2052	6,365,628	6,030,076
Pool #MA4737, UMBS, 5.00%, 8/1/2052	3,852,000	3,813,085
Pool #MA4807, UMBS, 5.50%, 11/1/2052	2,393,328	2,407,619
Pool #CB6326, UMBS, 5.50%, 5/1/2053	3,929,874	3,951,367
Pool #BX9903, UMBS, 6.00%, 5/1/2053	5,643,209	5,844,372
Pool #FS6206, UMBS, 5.50%, 10/1/2053	3,977,881	4,032,016
Freddie Mac
Pool #RB5169, UMBS, 3.50%, 6/1/2042	4,467,358	4,210,902
Pool #RB5178, UMBS, 4.50%, 8/1/2042	2,105,846	2,074,046
Pool #SC0393, UMBS, 5.00%, 6/1/2043	3,519,576	3,518,663
Pool #SD3152, UMBS, 3.00%, 2/1/2052	4,095,083	3,638,537
Pool #QE0356, UMBS, 3.50%, 4/1/2052	1,634,971	1,516,996
Pool #SD8230, UMBS, 4.50%, 6/1/2052	4,790,669	4,648,992
Pool #SD1360, UMBS, 5.50%, 7/1/2052	3,581,651	3,605,035
Pool #QE9161, UMBS, 4.50%, 9/1/2052	3,680,350	3,571,509
Pool #SD8276, UMBS, 5.00%, 12/1/2052	6,407,826	6,349,631
Pool #QG6308, UMBS, 6.00%, 7/1/2053	3,442,578	3,500,850
Pool #RJ0062, UMBS, 5.00%, 10/1/2053	3,955,645	3,933,247
Pool #SD4235, UMBS, 6.00%, 11/1/2053	2,995,976	3,061,285

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $110,307,588)		109,385,532
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 1.1%

Dreyfus Government Cash Management, Institutional Shares, 5.25%[8]
(Identified Cost $3,196,132)	3,196,132	$3,196,132

TOTAL INVESTMENTS - 99.4%
(Identified Cost $300,156,380)		289,819,125
OTHER ASSETS, LESS LIABILITIES -0.6%		1,886,053
NET ASSETS - 100%		$291,705,178

The accompanying notes are an integral part of the financial statements.

9

Credit Series

Investment Portfolio - December 31, 2023

G.O. Bond - General Obligation Bond

IO - Interest only

LIBOR - London Interbank Offered Rate

REIT - Real Estate Investment Trust

REMICS - Real Estate Mortgage Investment Conduits

UMBS - Uniform Mortgage-Backed Securities

Scheduled principal and interest payments are guaranteed by:

BAM (Build America Mutual Assurance Co.)

The insurance does not guarantee the market value of the municipal bonds.

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2023 was $94,368,670, which represented 32.4% of the Series’ Net Assets.

3Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of December 31, 2023.

4Floating rate security. Rate shown is the rate in effect as of December 31, 2023.

5Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of December 31, 2023.

6Represents a step-up bond that pays initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current coupon as of December 31, 2023.

7Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at December 31, 2023 was $4,494,778, or 1.5% of the Series’ Net Assets.

8Rate shown is the current yield as of December 31, 2023.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Credit Series

Statement of Assets and Liabilities

December 31, 2023

ASSETS:

Investments, at value (identified cost $300,156,380) (Note 2)	$289,819,125
Receivable from Advisor[1]	4,614
Interest receivable	1,614,269
Receivable for fund shares sold	362,597
Dividends receivable	12,418
Foreign tax reclaims receivable	3,100

TOTAL ASSETS	291,816,123

LIABILITIES:

Due to custodian	36,331
Accrued fund accounting and administration fees[1]	16,912
Accrued Chief Compliance Officer service fees[1]	2,171
Payable for fund shares repurchased	26,619
Professional fees payable	14,436
Other payables and accrued expenses	14,476

TOTAL LIABILITIES	110,945

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$291,705,178

NET ASSETS CONSIST OF:

Capital stock	$325,500
Additional paid-in-capital	315,056,398
Total distributable earnings (loss)	(23,676,720)

TOTAL NET ASSETS	$291,705,178

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($291,705,178/32,549,982 shares)	$8.96

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

11

Credit Series

Statement of Operations

For the Year Ended December 31, 2023

INVESTMENT INCOME:

Interest (net of foreign taxes withheld, $12,618)	$11,731,985
Dividends	356,929

Total Investment Income	12,088,914

EXPENSES:

Management fees (Note 3)	684,552
Fund accounting and administration fees (Note 3)	79,568
Directors’ fees (Note 3)	39,384
Chief Compliance Officer service fees (Note 3)	8,367
Professional fees	75,601
Custodian fees	10,252
Miscellaneous	79,458

Total Expenses	977,182
Less reduction of expenses (Note 3)	(703,361)

Net Expenses	273,821

NET INVESTMENT INCOME	11,815,093

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	(4,446,232)

Net change in unrealized appreciation (depreciation) on investments	12,689,263

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	8,243,031

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,058,124

The accompanying notes are an integral part of the financial statements.

12

Credit Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/23	FOR THE YEAR ENDED 12/31/22
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$11,815,093	$8,037,672
Net realized gain (loss) on investments	(4,446,232)	(8,739,542)
Net change in unrealized appreciation (depreciation) on investments	12,689,263	(24,359,994)

Net increase (decrease) from operations	20,058,124	(25,061,864)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class W	(11,853,559)	(8,284,425)
From return of capital (Class W)	(718,459)	–
Total distributions to shareholders	(12,572,018)	(8,284,425)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	18,397,019	92,691,219

Net increase (decrease) in net assets	25,883,125	59,344,930

NET ASSETS:

Beginning of year	265,822,053	206,477,123

End of year	$291,705,178	$265,822,053

The accompanying notes are an integral part of the financial statements.

13

Credit Series

Financial Highlights - Class W

	FOR THE YEAR ENDED			FOR THE PERIOD 4/14/20[1] TO 12/31/20
	12/31/23	12/31/22	12/31/21

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.74	$10.15	$10.60	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.38	0.30	0.23	0.19
Net realized and unrealized gain (loss) on investments	0.24	(1.42)	(0.22)	0.68
Total from investment operations	0.62	(1.12)	0.01	0.87
Less distributions to shareholders:
From net investment income	(0.38)	(0.28)	(0.24)	(0.18)
From net realized gain on investments	—	(0.01)	(0.22)	(0.09)
From return of capital	(0.02)	—	—	—
Total distributions to shareholders	(0.40)	(0.29)	(0.46)	(0.27)

Net asset value - End of period	$8.96	$8.74	$10.15	$10.60
Net assets - End of period (000’s omitted)	$291,705	$265,822	$206,477	$192,127
Total return[3]	7.30%	(11.13% )	0.02%	8.77%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	0.10%	[4]
Net investment income	4.31%	3.25%	2.23%	2.52%	[4]
Series portfolio turnover	42%	44%	69%	44%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.26%	0.26%	0.27%	0.33%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

14

Credit Series

Notes to Financial Statements

1.	Organization

Credit Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in fixed income securities.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares are only offered to discretionary investment accounts and other funds managed by the Advisor. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2023, 6.4 billion shares have been designated in total among 15 series, of which 100 million have been designated as Credit Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

 15

Credit Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2023 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
U.S. Treasury and other U.S. Government agencies	$109,385,532	$—	$109,385,532	$—
States and political subdivisions (municipals)	3,802,053	—	3,802,053	—
Corporate debt:
Communication Services	13,900,932	—	13,900,932	—
Consumer Discretionary	11,748,328	—	11,748,328	—
Consumer Staples	4,894,273	—	4,894,273	—
Energy	10,396,505	—	10,396,505	—
Financials	14,165,049	—	14,165,049	—
Industrials	7,928,506	—	7,928,506	—
Information Technology	4,887,097	—	4,887,097	—
Materials	2,699,382	—	2,699,382	—
Real Estate	11,721,618	—	11,721,618	—
Utilities	7,910,875	—	7,910,875	—

 16

Credit Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Asset-backed securities	$40,300,716	$—	$40,300,716	$—
Commercial mortgage-backed securities	42,882,127	—	42,882,127	—
Short-Term Investment	3,196,132	3,196,132	—	—
Total assets	$289,819,125	$3,196,132	$286,622,993	$—

There were no Level 3 securities held by the Series as of December 31, 2022 or December 31, 2023.

LIBOR Transition Risk

The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate (“SOFR”) has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The Series may be exposed to financial instruments that recently LIBOR transitioned from, or continue to be tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Series is uncertain.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets

 17

Credit Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Asset-Backed Securities (continued)

and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2023.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of

 18

Credit Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2023.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2023, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2020 through for the year ended December 31, 2023. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made monthly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the

 19

Credit Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other (continued)

financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. There are no distribution and service fees on the Class W shares.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $18,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.10% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $684,552 in management fees for Class W for the year ended December 31, 2023. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $18,809 for Class W shares, respectively, for the year ended December 31, 2023. These amounts are included as a reduction of expenses on the Statement of Operations.

 20

Credit Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

As of December 31, 2023, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31,
	2024	2025	2026	TOTAL
Class W	$34,013	$18,070	$18,809	$70,892

For the year ended December 31, 2023, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

4.	Purchases and Sales of Securities

For the year ended December 31, 2023, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $39,494,009 and $61,051,798, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $87,497,591 and $48,811,670, respectively.

5.	Capital Stock Transactions

Transactions in Class W shares of Credit Series were:

CLASS W	FOR THE YEAR ENDED 12/31/23		FOR THE YEAR ENDED 12/31/22
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	5,352,757	$46,617,430	12,952,907	$119,342,887
Reinvested	1,413,180	12,421,784	898,894	8,030,683
Repurchased	(4,618,790)	(40,642,195)	(3,792,770)	(34,682,351)
Total	2,147,147	$18,397,019	10,059,031	$92,691,219

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2024 unless extended or renewed. During the year ended December 31, 2023, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2023.

21

Credit Series

Notes to Financial Statements (continued)

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. The portion of distributions that exceeds a Series’ current and accumulated earnings and profits, as measured on a tax basis, constitutes a non-taxable return of capital. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including organization costs and losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net assets. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 12/31/23	ENDED 12/31/22
Ordinary income	$11,853,559	$8,239,137
Long-term capital gains	—	$45,288
Return of capital	$718,459	—

At December 31, 2023, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$300,369,756
Unrealized appreciation	3,067,501
Unrealized depreciation	(13,618,132)
Net unrealized depreciation	$(10,550,631)
Capital loss carryforwards	$(13,124,982)
Other temporary differences
(organization costs)	$1,110

As of December 31, 2023, the Series had net short-term capital loss carryforwards of $4,545,756 and net long-term capital loss carryforwards of $8,579,226, which may be carried forward indefinitely.

10.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

22

Credit Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Credit Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Credit Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2023 and for the period April 14, 2020 (commencement of operations) through December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the three years in the period ended December 31, 2023 and for the period April 14, 2020 (commencement of operations) through December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our  procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 16, 2024

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

23

Credit Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer1

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1978
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[2] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016–2018);
Director of Finance (2011–2016); Financial Analyst/Internal Auditor (2004–2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1945
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

Name:	Eunice K. Chapon
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1969
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since May 2023
Principal Occupation(s) During Past 5 Years:	Director of Operations and Business Development since 2022 – BrightEdge/American Cancer Society (impact investment/non-profit); General Counsel and Chief Operating Officer (2021-2022) – Decency Global Inc. (ESG start-up); Senior Vice President and Counsel, Head of Legal – Global Distribution (2018-2021); Vice President and Counsel (2016-2018) – Natixis Investment Managers (investment management)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

24

Credit Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1965
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) –AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1957
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (education); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1950
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

25

Credit Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018) – Manning & Napier Advisors, LLC; Corporate Secretary, Director since 2019 – Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1980
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[2] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018) - Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Vice President
Term of Office[2] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021.

Name:	Jill Peeper
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Assistant Treasurer
Term of Office[2] & Length of Time Served:	Assistant Treasurer since 2023
Principal Occupation(s) During Past 5 Years:	Mutual Fund Financial Reporting Manager since 2022 - Manning & Napier Advisors, LLC; Fund Accounting Manager (2007 – 2022) – State Street Bank.

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1971
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[2] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Principal Consultant, Fund Officers, since 2020 – ACA Group (formerly Foreside Financial Group); Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.

26

Credit Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

1Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

2The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

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30

Credit Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCRE-12/23-AR

31

(b)	Not applicable.

ITEM 2:	CODE OF ETHICS

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 19(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(d)	Not applicable to the registrant due to the response given in 2(c) above.

ITEM 3:	AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant's Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Eunice K.Chapon, Paul A. Brooke, John M. Glazer, Russell O. Vernon, and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee's duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4:	Principal Accountant Fees and Services

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Callodine Equity Income Series, Core Bond Series, Credit Series, Diversified Tax Exempt Series, High Yield Bond Series, Real Estate Series and Unconstrained Bond Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended December 31, 2023 and 2022 were:

	2023	2022

Audit Fees (a)	$328,400	$326,670

Audit Related Fees (b)	$0	$0

Tax Fees (c)	$114,030	$92,710

All Other Fees (d)	$0	$0

	$442,430	$419,380

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice, tax planning and shareholder reporting.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2023 and 2022.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and

ii)	Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2023	2022

Audit Related Fees	$0	$0

Tax Fees	$0	$0

	$0	$0

There were no Audit Related fees for the year ended December 31, 2022 or December 31, 2023.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2023 and 2022.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2023 and 2022 were $114,030 and $92,710, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $0 and $0, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

Item 5:	Audit Committee of Listed registrants

Not applicable.

Item 6:	Investments

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.
(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed- End Management Investment Companies

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12:	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18:	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.
(a)	Not applicable.
(b)	Not applicable.

Item 19:	Exhibits

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.
(a)(2)	Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ Paul J. Battaglia

Paul J. Battaglia

President & Principal Executive Officer

Manning & Napier Fund, Inc.

Date: 02.27.2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Paul J. Battaglia

Paul J. Battaglia

President & Principal Executive Officer

Manning & Napier Fund, Inc.

Date: 02.27.2024

/s/ Troy M. Statczar

Troy M. Statczar

Treasurer and Principal Financial Officer

Manning & Napier Fund, Inc.

Date: 02.27.2024